ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 003	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 through 06/30/2012
8. Type of Agreement _ Grant x Cooperative Agreement _ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act (2009)	10. Purchase Request or Funding Document No. 10EE005822
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share: $ 24,341,409.00 Cost Share: $ 10,591,590.00 Total: $ 34,932,999.00	This action: $0.00 Total: $24,341,409.00
14. Principal Investigator Neil Renninger Phone: 510-740-7414	15. Program Manager Fred W. Gerdeman Phone: 303-275-4928	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Jon F. Olsen	27. Date Signed 07/02/2010

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/003			PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR AMYRIS BIOTECHNOLOGIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification is to:

1) Update the DOE Project Officer, as shown below and in Block 15.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 6/30/2012.

DOE Award Administrator: Brenda Dias
E-mail: brenda.dias@go.doe.gov
Phone: 303-275-6043

DOE Project Officer: Fred Gerdeman
E-mail: fred.gerdeman@go.doe.gov
Phone: 303-275-4928

Recipient Business Officer: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

Recipient Principal Investigator: Neil Renninger
E-mail: renninger@amyris.com
Phone: 510-740-7414

“Electronic signature or signatures as used in this document means a method of signing an electronic message that--
(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person's approval of the information contained in the electronic message; and,
(C) Submission via FedConnect constitutes electronically signed documents.”
ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: YES

JULY 2004

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 004	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 through 06/30/2012
8. Type of Agreement _ Grant x Cooperative Agreement _ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act (2009)	10. Purchase Request or Funding Document No.
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share: $ 24,341,409.00 Cost Share: $ 10,591,590.00 Total: $ 34,932,999.00	This action: $0.00 Total: $24,341,409.00
14. Principal Investigator Neil Renninger Phone: 510-740-7414	15. Program Manager Fred W. Gerdeman Phone: 303-275-4928	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Lalida Crawford	27. Date Signed 12/27/2010

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/004			PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR AMYRIS BIOTECHNOLOGIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification is to:

1) Assign a Technical Project Monitor/Engineer to the award.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 6/30/2012.

DOE Award Administrator: Brenda Dias
E-mail: brenda.dias@go.doe.gov
Phone: 303-275-6043

DOE Project Officer: Fred Gerdeman
E-mail: fred.gerdeman@go.doe.gov
Phone: 303-275-4928

Recipient Business Officer: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

Recipient Principal Investigator: Neil Renninger
E-mail: renninger@amyris.com
Phone: 510-740-7414

“Electronic signature or signatures as used in this document means a method of signing an electronic message that--
(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person's approval of the information contained in the electronic message; and,
(C) Submission via FedConnect constitutes electronically signed documents.”
ASAP: NO Extent Competed: COMPETED Davis-Bacon
Act: YES

JULY 2004

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 005	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 through 06/30/2012
8. Type of Agreement _ Grant x Cooperative Agreement _ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act (2009)	10. Purchase Request or Funding Document No. 11EE002648
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share: $ 24,341,409.00 Cost Share: $ 10,591,590.00 Total: $ 34,932,999.00	This action: $0.00 Total: $24,341,409.00
14. Principal Investigator Neil Renninger Phone: 510-740-7414	15. Program Manager Fred W. Gerdeman Phone: 303-275-4928	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Lalida Crawford	27. Date Signed 03/22/2011

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/005			PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR AMYRIS BIOTECHNOLOGIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification is to delete and replace the Special Terms and Conditions to incorporate Provision 31, "National Environmental Policy Act (NEPA) Requirements."

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 6/30/2012.
For multiple Budget Periods, see Special Terms and Conditions, Provision 4, Award Project Period and Budget Periods.

DOE Award Administrator: Brenda Dias
E-mail: brenda.dias@go.doe.gov
Phone: 303-275-6043

DOE Project Officer: Fred Gerdeman
E-mail: fred.gerdeman@go.doe.gov
Phone: 303-275-4928

Recipient Business Officer: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

Recipient Principal Investigator: Neil Renninger
E-mail: renninger@amyris.com
Phone: 510-740-7414

“Electronic signature or signatures as used in this document means a method of signing an electronic message that--
(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person's approval of the information contained in the electronic message; and,
(C) Submission via FedConnect constitutes electronically signed documents.”
ASAP: NO Extent Competed: COMPETED
Davis-Bacon Act: YES

JULY 2004

SPECIAL TERMS AND CONDITIONS

Table of Contents

Number	Subject Page

1.	RESOLUTION OF CONFLICTING CONDITIONS 2

2.	AWARD AGREEMENT TERMS AND CONDITIONS 2

3.	ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS 2

4.	AWARD PROJECT PERIOD AND BUDGET PERIODS 2

5.	PAYMENT PROCEDURES 3

6.	COST SHARING 4

7.	REBUDGETING AND RECOVERY OF INDIRECT COSTS 4

8.	FINAL INCURRED COST AUDIT 5

9.	STATEMENT OF FEDERAL STEWARDSHIP 5

10.	STATEMENT OF SUBSTANTIAL INVOLVEMENT 5

11.	SITE VISITS 6

12.	REPORTING REQUIREMENTS 6

13.	PUBLICATIONS 7

14.	FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS 8

15.	INTELLECTUAL PROPERTY PROVISIONS AND CONTACT INFORMATION 8

16.	NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD 8

17.	LOBBYING RESTRICTIONS 9

18.	NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT
AND PRODUCTS -- SENSE OF CONGRESS    9

19.	PROPERTY 9

20.	DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS 10

21.	INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP 10

22.	INDEMNITY 11

23.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009) 11

24.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512
OF THE RECOVERY ACT    15

25.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED
GOODS - SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009    16

26.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED
GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) - SECTION
1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009    19

27.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR
INFORMING SUBRECIPIENTS    22

28.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT 23

29.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY
STANDARDS ACT    24

30.	CONTINGENCY 34

31.	NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS 35

1.	RESOLUTION OF CONFLICTING CONDITIONS

Any apparent inconsistency between Federal statutes and regulations and the terms and conditions contained in this award must be referred to the DOE Award Administrator for guidance.

2.	AWARD AGREEMENT TERMS AND CONDITIONS

This award/agreement consists of the Assistance Agreement, plus the following:

a.	Special Terms and Conditions.

b.	Attachments:
Attachment Number        Title
1.        Intellectual Property Provisions
2.        Statement of Project Objectives
3.        Federal Assistance Reporting Checklist and Instructions
4.        Budget Pages (SF 424A)
5.        Requirements for Contingency Funds for Integrated Biorefinery
Projects

c.	Applicable program regulations.

d.	DOE Assistance Regulations, 10 CFR Part 600 at http://ecfr.gpoaccess.gov.

e.
If the award is for research and the award is for a university or non-profit, the Research Terms & Conditions and the DOE Agency Specific Requirements at http://www.nsf.gov/bfa/dias/policy/rtc/index.jsp apply.

f.	Application/proposal as approved by DOE.

g.	National Policy Assurances to be incorporated as award terms in effect on date of award at http://management.energy.gov/business_doe/1374.htm.

3.	ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS

Acknowledgement of award documents by the Recipient's authorized representative through electronic systems used by the Department of Energy, specifically FedConnect, constitutes the Recipient's acceptance of the terms and conditions of the award. Acknowledgement via FedConnect by the Recipient's authorized representative constitutes the Recipient's electronic signature.

4.	AWARD PROJECT PERIOD AND BUDGET PERIODS

The Project Period for this award is 12/28/2009 through 6/30/2012, consisting of the following Budget Periods:

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Budget Period	Start Date	End Date
1	12/28/2009	4/21/2010
2	4/22/2010	6/30/2012

5.	PAYMENT PROCEDURES

a.	Method of Payment. Payment will be made by reimbursement through ACH.

b.
Requesting Reimbursement. Requests for reimbursements must be made electronically through Department of Energy's Oak Ridge Financial Service Center (ORFSC) VIPERS. To access and use VIPERS, you must enroll at https://finweb.oro.doe.gov/vipers.htm. Detailed instructions on how to enroll are provided on the web site.

For non-construction awards, you must submit a Standard Form (SF) 270, “Request for Advance or Reimbursement,” at https://finweb.oro.doe.gov/vipers.htm and attach a file containing appropriate supporting documentation. The file attachment must show the total Federal share claimed on the SF 270, the non-Federal share claimed for the billing period if cost sharing is required, and cumulative expenditures to date (both Federal and non-Federal) for each of the following categories: salaries/wages and fringe benefits; equipment; travel; participant/training support costs, if any; other direct costs, including subawards/contracts; and indirect costs. For construction awards, you must submit a SF 271, “Outlay Report and Request for Reimbursement for Construction Programs,” through VIPERS.

c.
Timing of submittals. Submittal of the SF 270 or SF 271 should coincide with your normal billing pattern, but not more frequently than every two weeks. Requests for reimbursement must be limited to the amount of disbursements made during the billing period for the Federal share of direct project costs and the proportionate share of any allowable indirect costs incurred during that billing period.

d.
Adjusting payment requests for available cash. You must disburse any funds that are available from repayments to and interest earned on a revolving fund, program income, rebates, refunds, contract settlements, audit recoveries, credits, discounts, and interest earned on any of those funds before requesting additional cash payments from DOE.

e.
Payments. The DOE approving official will approve the invoice as soon as practical, but not later than 30 days after your request is received, unless the billing is improper. Upon receipt of an invoice payment authorization from the DOE approving official, the ORFSC will disburse payment to you. You may check the status of payments at the VIPER web site. All payments are made by electronic funds transfer to the bank account identified on the ACH Vendor/Miscellaneous Payment Enrollment Form (SF 3881) that you filed.

3

6.	COST SHARING

a. Total Estimated Project Cost is the sum of the Federal Government share, including Federally Funded Research and Development Center (FFRDC) contractor costs, and Recipient share of the estimated project costs. The DOE FFRDC contractor cost is not included in the total approved budget for this award, because DOE will pay the DOE FFRDC contractor portion of the effort under an existing DOE contract. The Recipient is not responsible for reporting on that portion of the total estimated cost that is paid directly to the DOE FFRDC contractor.

The Recipient's cost share must come from non-Federal sources unless otherwise allowed by law. By accepting Federal funds under this award, you agree that you are liable for your percentage share of allowable project costs, on a budget period basis, even if the project is terminated early or is not funded to its completion. This cost is shared as follows:

Budget Period	DOE Cost Share, including FFRDC Costs		Recipient Cost Share $ / %	Total Estimated Costs
	DOE $ / %	FFRDC $ / %
1	$4,207,301/70.2%	—	$1,782,480/29.8%	$5,989,781
2	$20,134,108/68.0%	$658,591/2.2%	$8,809,110/29.8%	$29,601,809
Total Project	$24,341,409	$658,591	$10,591,590	$35,591,590

b. If you discover that you may be unable to provide cost sharing of at least the amount identified in paragraph a of this Article, you should immediately provide written notification to the DOE Award Administrator, indicating whether you will continue the project or phase out the project. If you plan to continue the project, the notification must describe how replacement cost sharing will be secured.

c. You must maintain records of all project costs you claim as cost sharing, including in-kind costs, as well as records of costs to be paid by DOE. Such records are subject to audit.

d. Failure to provide the cost share required by this Article may result in the subsequent recovery by DOE of some or all the funds provided under the award.

7.	REBUDGETING AND RECOVERY OF INDIRECT COSTS

a.
If actual allowable indirect costs are less than those budgeted and funded under the award, you may use the difference to pay additional allowable direct costs during the project period. If at the completion of the award the Government's share of total allowable costs (i.e., direct and indirect), is less than the total costs reimbursed, you must refund the difference.

4

b.
Recipients are expected to manage their indirect costs. DOE will not amend an award solely to provide additional funds for changes in indirect cost rates. DOE recognizes that the inability to obtain full reimbursement for indirect costs means the Recipient must absorb the underrecovery. Such underrecovery may be allocated as part of the organization's required cost sharing.

8.	FINAL INCURRED COST AUDIT

In accordance with 10 CFR 600, DOE reserves the right to initiate a final incurred cost audit on this award. If the audit has not been performed or completed prior to the closeout of the award, DOE retains the right to recover an appropriate amount after fully considering the recommendations on disallowed costs resulting from the final audit.

9.	STATEMENT OF FEDERAL STEWARDSHIP

DOE will exercise normal Federal stewardship in overseeing the project activities performed under this award. Stewardship activities include, but are not limited to, conducting site visits; reviewing performance and financial reports; providing technical assistance and/or temporary intervention in unusual circumstances to correct deficiencies which develop during the project; assuring compliance with terms and conditions; and reviewing technical performance after project completion to ensure that the award objectives have been accomplished.

10.	STATEMENT OF SUBSTANTIAL INVOLVEMENT

a.	Government Insight

In order to adequately monitor project progress and provide technical direction and/or redirection to the Recipient, DOE must be provided an adequate level of insight into various Recipient activities. Government Insight activities by DOE include attendance at Recipient meetings, reviews and tests, as well as access for DOE's consultants to perform independent evaluations of Recipient's plans and processes. Recipient shall notify the DOE Project Officer of meetings, reviews, and tests in sufficient time to permit DOE participation, and provide all appropriate documentation for DOE review.

b.        Specific activities to be conducted by DOE

1.        Risk Evaluation -DOE will review the Recipient's initial Risk Mitigation Plan (RMP) for quality and completeness. DOE will also monitor updates to the RMP and actions taken by the Recipient during the performance of its award to mitigate risks and improve the probability of successful execution of the integrated Biorefinery project. At DOE's discretion, additional independent risk analyses of the project by DOE consultants may be requested.

5

2.        Independent Engineering Assessments -DOE will engage a private, independent engineering (IE) firm to assist in assessing the progress of the project and provide timely and accurate reports to DOE. The Recipient will ensure that the IE has access to any and all relevant documentation sufficient to allow the IE to provide independent evaluations to DOE on the progress of the project. Such documentation includes but is not limited to the following:

•Drawings and specifications
•Construction and Execution plans
•Resource loaded schedules
•Design functions and requirements for the site final design review
•Risk management plans
•Value management and engineering studies and/or plans
•Acquisition strategies
•Project execution plans
•Project controls including earned value management systems
•Qualifications of the integrated project team.
•Financial strategy for funding the construction project
•Updated marketing and business plan
•Invoices submitted to DOE

DOE will evaluate the quality and completeness of information and documentation provided by the Recipient to DOE and its consultants in order to allow DOE to provide technical direction and/or redirection to the Recipient about how best to achieve the purposes of the award. Consultants to DOE may not provide technical direction and/or redirection to the Recipient.

11.	SITE VISITS

DOE's authorized representatives have the right to make site visits at reasonable times to review project accomplishments and management control systems and to provide technical assistance, if required. You must provide, and must require your subawardees to provide, reasonable access to facilities, office space, resources, and assistance for the safety and convenience of the government representatives in the performance of their duties. All site visits and evaluations must be performed in a manner that does not unduly interfere with or delay the work.

12.	REPORTING REQUIREMENTS

a.
Requirements. The reporting requirements for this award are identified on the Federal Assistance Reporting Checklist, DOE F 4600.2, attached to this award. Failure to comply with these reporting requirements is considered a material noncompliance with the terms of the award. Noncompliance may result in withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform, or unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

6

b.
Dissemination of scientific/technical reports. Scientific/technical reports submitted under this award will be disseminated on the Internet via the DOE Information Bridge (www.osti.gov/bridge), unless the report contains patentable material, protected data or SBIR/STTR data. Citations for journal articles produced under the award will appear on the DOE Energy Citations Database (www.osti.gov/energycitations).

c.
Restrictions. Reports submitted to the DOE Information Bridge must not contain any Protected Personal Identifiable Information (PII), limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release.

13.	PUBLICATIONS

a.	You are encouraged to publish or otherwise make publicly available the results of the work conducted under the award.

b.	An acknowledgment of DOE support and a disclaimer must appear in the publication of any material, whether copyrighted or not, based on or developed under this project, as follows:

Acknowledgment: “This material is based upon work supported by the Department of Energy [National Nuclear Security Administration] [add name(s) of other agencies, if applicable] under Award Number(s) [enter the award number(s)].”

Disclaimer: “This report was prepared as an account of work sponsored by an agency of the United States Government. Neither the United States Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights. Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessarily constitute or imply its endorsement, recommendation, or favoring by the United States Government or any agency thereof. The views and opinions of authors expressed herein do not necessarily state or reflect those of the United States Government or any agency thereof.”

7

14.	FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS

You must obtain any required permits and comply with applicable federal, state, and municipal laws, codes, and regulations for work performed under this award.

15.	INTELLECTUAL PROPERTY PROVISIONS AND CONTACT INFORMATION

a.	The intellectual property provisions applicable to this award are provided as an attachment to this award or are referenced in the Assistance Agreement.

b.
Questions regarding intellectual property matters should be referred to the DOE Award Administrator identified and the Patent Counsel designated as the service provider for the DOE office that issued the award.

Patent Counsel for the Golden Field Office is Julia Moody, who may be reached at julia.moody@go.doe.gov or 303-275-4867.

16.	NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD

a.
This award is intended for unclassified, publicly releasable research. You will not be granted access to classified information. DOE does not expect that the results of the research project will involve classified information. Under certain circumstances, however, a classification review of information originated under the award may be required. The Department may review research work generated under this award at any time to determine if it requires classification.

b.
Executive Order 12958 (60 Fed. Reg. 19,825 (1995)) states that basic scientific research information not clearly related to the national security shall not be classified. Nevertheless, some information concerning (among other things) scientific, technological, or economic matters relating to national security or cryptology may require classification. If you originate information during the course of this award that you believe requires classification, you must promptly:

1.	Notify the DOE Project Officer and the DOE Award Administrator;

2.
Submit the information by registered mail directly to the Director, Office of Classification and Information Control, SO-10.2; U.S. Department of Energy; P.O. Box A; Germantown, MD 20875-0963, for classification review.

3.
Restrict access to the information to the maximum extent possible until you are informed that the information is not classified, but no longer than 30 days after receipt by the Director, Office of Classification and Information Control

8

c.
If you originate information concerning the production or utilization of special nuclear material (i.e., plutonium, uranium enriched in the isotope 233 or 235, and any other material so determined under section 51 of the Atomic Energy Act) or nuclear energy, you must:

1.	Notify the DOE Project Officer and the DOE Award Administrator;

2.
Submit the information by registered mail directly to the Director, Office of Classification and Information Control, SO-10.2; U.S. Department of Energy; P. O. Box A; Germantown, MD 20875-0963 for classification review within 180 days of the date the Recipient first discovers or first has reason to believe that the information is useful in such production or utilization; and

3.
Restrict access to the information to the maximum extent possible until you are informed that the information is not classified, but no longer than 90 days after receipt by the Director, Office of Classification and Information Control.

d.
If DOE determines any of the information requires classification, you agree that the Government may terminate the award by mutual agreement in accordance with 10 CFR 600.25(d). All material deemed to be classified must be forwarded to DOE, in a manner specified by DOE.

e.	If DOE does not respond within the specified time periods, you are under no further obligation to restrict access to the information.

17.	LOBBYING RESTRICTIONS

By accepting funds under this award, you agree that none of the funds obligated on the award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

18.	NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS -- SENSE OF CONGRESS

It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

19.	PROPERTY

Real property and equipment acquired by the Recipient shall be subject to the rules set forth in 10 CFR 600.130-137, 10 CFR 600.231-233, or 10 CFR 600.320-324, as applicable.

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Consistent with the goals and objectives of this project, the Recipient may continue to use Recipient acquired property beyond the Period of Performance, without obligation, during the period of such use, to extinguish DOE's conditional title to such property as described in 10 CFR 600.132-135, 10 CFR 600.231-233, or 600.321-324, subject to the following: (a) the Recipient continues to utilize such property for the objectives of the project as set forth in the Statement of Project Objectives; (b) DOE retains the right to periodically ask for, and the Recipient agrees to provide, reasonable information concerning the use and condition of the property; and (c) the Recipient follows the property disposition rules set forth in the applicable sections of 10 CFR Part 600, if the property is no longer used by the Recipient for the objectives of the project, and the fair market value of property exceeds $5,000.

Once the per unit fair market value of the property is less than $5,000, pursuant to the applicable sections of 10 CFR Part 600, DOE's residual interest in the property shall be extinguished and the Recipient shall have no further obligation to the DOE with respect to the property.

The regulations as set forth in 10 CFR Part 600 and the requirements of this article shall also apply to property in the possession of any team member, sub-recipient or other entity where such property was acquired in whole or in part with funds provided by DOE under this award or where such property was counted as cost-sharing under the award.

20.	DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS

Notwithstanding any other provisions of this Agreement, the Government shall not be responsible for or have any obligation to the Recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the Recipient's facilities, or (ii) any costs which may be incurred by the Recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of the Agreement.

21.	INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP

a. You shall immediately notify the DOE of the occurrence of any of the following events: (i) you or your parent's filing of a voluntary case seeking liquidation or reorganization under the Bankruptcy Act; (ii) your consent to the institution of an involuntary case under the Bankruptcy Act against you or your parent; (iii) the filing of any similar proceeding for or against you or your parent, or your consent to the dissolution, winding-up or readjustment of your debts, appointment of a receiver, conservator, trustee, or other officer with similar powers over you, under any other applicable state or federal law; or (iv) your insolvency due to its inability to pay debts generally as they become due.

b. Such notification shall be in writing and shall: (i) specifically set out the details of the occurrence of an event referenced in paragraph (a); (ii) provide the facts surrounding that event; and (iii) provide the impact such event will have on the project being funded by this award.

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c. Upon the occurrence of any of the four events described in paragraph a. of this provision, DOE reserves the right to conduct a review of your award to determine your compliance with the required elements of the award (including such items as cost share, progress towards technical project objectives, and submission of required reports). If the DOE review determines that there are significant deficiencies or concerns with your performance under the award, DOE reserves the right to impose additional requirements, as needed, including (i) change of payment method; or (ii) institute payment controls.

d. Failure of the Recipient to comply with this provision may be considered a material noncompliance of this financial assistance award by the Contracting Officer.

22.	INDEMNITY

The Recipient shall indemnify the Government and its officers, agents, or employees for any and all liability, including litigation expenses and attorneys' fees, arising from suits, actions, or claims of any character for death, bodily injury, or loss of or damage to property or to the environment, resulting from the project, except to the extent that such liability results from the direct fault or negligence of Government officers, agents or employees, or to the extent such liability may be covered by applicable allowable costs provisions.

23.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009)

Preamble

The American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, (Recovery Act) was enacted to preserve and create jobs and promote economic recovery, assist those most impacted by the recession, provide investments needed to increase economic efficiency by spurring technological advances in science and health, invest in transportation, environmental protection, and other infrastructure that will provide long-term economic benefits, stabilize State and local government budgets, in order to minimize and avoid reductions in essential services and counterproductive State and local tax increases. Recipients shall use grant funds in a manner that maximizes job creation and economic benefit.

The Recipient shall comply with all terms and conditions in the Recovery Act relating generally to governance, accountability, transparency, data collection and resources as specified in Act itself and as discussed below.

Recipients should begin planning activities for their first tier subrecipients, including obtaining a DUNS number (or updating the existing DUNS record), and registering with the Central Contractor Registration (CCR).

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Be advised that Recovery Act funds can be used in conjunction with other funding as necessary to complete projects, but tracking and reporting must be separate to meet the reporting requirements of the Recovery Act and related guidance. For projects funded by sources other than the Recovery Act, Contractors must keep separate records for Recovery Act funds and to ensure those records comply with the requirements of the Act.

The Government has not fully developed the implementing instructions of the Recovery Act, particularly concerning specific procedural requirements for the new reporting requirements. The Recipient will be provided these details as they become available. The Recipient must comply with all requirements of the Act. If the recipient believes there is any inconsistency between ARRA requirements and current award terms and conditions, the issues will be referred to the Contracting Officer for reconciliation.

Definitions

For purposes of this clause, Covered Funds means funds expended or obligated from appropriations under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5. Covered Funds will have special accounting codes and will be identified as Recovery Act funds in the grant, cooperative agreement or TIA and/or modification using Recovery Act funds. Covered Funds must be reimbursed by September 30, 2015.

Non-Federal employer means any employer with respect to covered funds -- the contractor, subcontractor, grantee, or recipient, as the case may be, if the contractor, subcontractor, grantee, or recipient is an employer; and any professional membership organization, certification of other professional body, any agent or licensee of the Federal government, or any person acting directly or indirectly in the interest of an employer receiving covered funds; or with respect to covered funds received by a State or local government, the State or local government receiving the funds and any contractor or subcontractor receiving the funds and any contractor or subcontractor of the State or local government; and does not mean any department, agency, or other entity of the federal government.

Recipient means any entity that receives Recovery Act funds directly from the Federal government (including Recovery Act funds received through grant, loan, or contract) other than an individual and includes a State that receives Recovery Act Funds.

Special Provisions

A. Flow Down Requirement

Recipients must include these special terms and conditions in any subaward.

B. Segregation of Costs

Recipients must segregate the obligations and expenditures related to funding under the Recovery Act. Financial and accounting systems should be revised as necessary to segregate, track and maintain these funds apart and separate from other revenue streams. No part of the funds from the Recovery Act shall be commingled with any other funds or used for a purpose other than that of making payments for costs allowable for Recovery Act projects.

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C. Prohibition on Use of Funds

None of the funds provided under this agreement derived from the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may be used by any State or local government, or any private entity, for any casino or other gambling establishment, aquarium, zoo, golf course, or swimming pool.

D. Access to Records

With respect to each financial assistance agreement awarded utilizing at least some of the funds appropriated or otherwise made available by the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, any representative of an appropriate inspector general appointed under section 3 or 8G of the Inspector General Act of 1988 (5 U.S.C. App.) or of the Comptroller General is authorized --
(1) to examine any records of the contractor or grantee, any of its subcontractors or subgrantees, or any State or local agency administering such contract that pertain to, and involve transactions that relate to, the subcontract, subcontract, grant, or subgrant; and
(2) to interview any officer or employee of the contractor, grantee, subgrantee, or agency regarding such transactions.

E. Publication

An application may contain technical data and other data, including trade secrets and/or privileged or confidential information, which the applicant does not want disclosed to the public or used by the Government for any purpose other than the application. To protect such data, the applicant should specifically identify each page including each line or paragraph thereof containing the data to be protected and mark the cover sheet of the application with the following Notice as well as referring to the Notice on each page to which the Notice applies:

Notice of Restriction on Disclosure and Use of Data
The data contained in pages ---- of this application have been submitted in confidence and contain trade secrets or proprietary information, and such data shall be used or disclosed only for evaluation purposes, provided that if this applicant receives an award as a result of or in connection with the submission of this application, DOE shall have the right to use or disclose the data here to the extent provided in the award. This restriction does not limit the Government's right to use or disclose data obtained without restriction from any source, including the applicant.

Information about this agreement will be published on the Internet and linked to the website www.recovery.gov, maintained by the Accountability and Transparency Board. The Board may exclude posting contractual or other information on the website on a case-by-case basis when necessary to protect national security or to protect information that is not subject to disclosure under sections 552 and 552a of title 5, United States Code.

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F. Protecting State and Local Government and Contractor Whistleblowers.

The requirements of Section 1553 of the Act are summarized below. They include, but are not limited to:

Prohibition on Reprisals: An employee of any non-Federal employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may not be discharged, demoted, or otherwise discriminated against as a reprisal for disclosing, including a disclosure made in the ordinary course of an employee's duties, to the Accountability and Transparency Board, an inspector general, the Comptroller General, a member of Congress, a State or Federal regulatory or law enforcement agency, a person with supervisory authority over the employee (or other person working for the employer who has the authority to investigate, discover or terminate misconduct), a court or grant jury, the head of a Federal agency, or their representatives information that the employee believes is evidence of:
- gross management of an agency contract or grant relating to covered funds;
- a gross waste of covered funds;
- a substantial and specific danger to public health or safety related to the implementation or use of covered funds;
- an abuse of authority related to the implementation or use of covered funds; or
- as violation of law, rule, or regulation related to an agency contract (including the competition for or negotiation of a contract) or grant, awarded or issued relating to covered funds.

Agency Action: Not later than 30 days after receiving an inspector general report of an alleged reprisal, the head of the agency shall determine whether there is sufficient basis to conclude that the non-Federal employer has subjected the employee to a prohibited reprisal. The agency shall either issue an order denying relief in whole or in part or shall take one or more of the following actions:
- Order the employer to take affirmative action to abate the reprisal.
- Order the employer to reinstate the person to the position that the person held before the reprisal, together with compensation including back pay, compensatory damages, employment benefits, and other terms and conditions of employment that would apply to the person in that position if the reprisal had not been taken.
- Order the employer to pay the employee an amount equal to the aggregate amount of all costs and expenses (including attorneys' fees and expert witnesses' fees) that were reasonably incurred by the employee for or in connection with, bringing the complaint regarding the reprisal, as determined by the head of a court of competent jurisdiction.

Nonenforceablity of Certain Provisions Waiving Rights and remedies or Requiring Arbitration: Except as provided in a collective bargaining agreement, the rights and remedies provided to aggrieved employees by this section may not be waived by any agreement, policy, form, or condition of employment, including any predispute arbitration agreement. No predispute arbitration agreement shall be valid or enforceable if it requires arbitration of a dispute arising out of this section.

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Requirement to Post Notice of Rights and Remedies: Any employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, shall post notice of the rights and remedies as required therein. (Refer to section 1553 of the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, www.Recovery.gov, for specific requirements of this section and prescribed language for the notices.).

G. RESERVED

H. False Claims Act

Recipient and sub-recipients shall promptly refer to the DOE or other appropriate Inspector General any credible evidence that a principal, employee, agent, contractor, sub-grantee, subcontractor or other person has submitted a false claim under the False Claims Act or has committed a criminal or civil violation of laws pertaining to fraud, conflict of interest, bribery, gratuity or similar misconduct involving those funds.

I. Information in Support of Recovery Act Reporting

Recipient may be required to submit backup documentation for expenditures of funds under the Recovery Act including such items as timecards and invoices. Recipient shall provide copies of backup documentation at the request of the Contracting Officer or designee.

J. Availability of Funds

Funds appropriated under the Recovery Act and obligated to this award are available for reimbursement of costs until September 30, 2015.

24.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512 OF THE RECOVERY ACT
(a) This award requires the recipient to complete projects or activities which are funded under the American Recovery and Reinvestment Act of 2009 (Recovery Act) and to report on use of Recovery Act funds provided through this award. Information from these reports will be made available to the public.
(b) The reports are due no later than ten calendar days after each calendar quarter in which the Recipient receives the assistance award funded in whole or in part by the Recovery Act.
(c) Recipients and their first-tier subrecipients must maintain current registrations in the Central Contractor Registration (http://www.ccr.gov) at all times during which they have active federal awards funded with Recovery Act funds. A Dun and Bradstreet Data Universal Numbering System (DUNS) Number (http://www.dnb.com) is one of the requirements for registration in the Central Contractor Registration.

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(d) The recipient shall report the information described in section 1512(c) of the Recovery Act using the reporting instructions and data elements that will be provided online at http://www.FederalReporting.gov and ensure that any information that is pre-filled is corrected or updated as needed.

25.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS - SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009

If the Recipient determines at any time that any construction, alteration, or repair activity on a public building or public works will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply.
(a) Definitions. As used in this award term and condition-
(1) Manufactured good means a good brought to the construction site for incorporation into the building or work that has been-
(i) Processed into a specific form and shape; or
(ii) Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.
(2) Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions). These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.
(3) Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.
(b) Domestic preference. (1) This award term and condition implements Section 1605 of the American Recovery and Reinvestment Act of 2009 (Recovery Act) (Pub. L. 111-5), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States except as provided in paragraph (b)(3) of this section and condition.
(2) This requirement does not apply to the material listed by the Federal Government as follows:
none

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(3) The award official may add other iron, steel, and/or manufactured goods to the list in paragraph (b)(2) of this section and condition if the Federal Government determines that-
(i) The cost of the domestic iron, steel, and/or manufactured goods would be unreasonable. The cost of domestic iron, steel, or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the cost of the overall project by more than 25 percent;
(ii) The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available quantities and of a satisfactory quality; or
(iii) The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.
(c) Request for determination of inapplicability of Section 1605 of the Recovery Act . (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(3) of this section shall include adequate information for Federal Government evaluation of the request, including-
(A) A description of the foreign and domestic iron, steel, and/or manufactured goods;
(B) Unit of measure;
(C) Quantity;
(D) Cost;
(E) Time of delivery or availability;
(F) Location of the project;
(G) Name and address of the proposed supplier; and
(H) A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(3) of this section.
(ii) A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.
(iii) The cost of iron, steel, and/or manufactured goods material shall include all delivery costs to the construction site and any applicable duty.
(iv) Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated. If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

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(2) If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds by at least the differential established in 2 CFR 176.110(a).
(3) Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods is noncompliant with section 1605 of the American Recovery and Reinvestment Act.
(d) Data. To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the Recipient shall include the following information and any applicable supporting data based on the survey of suppliers:
Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
Item 2:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
List name, address, telephone number, email address, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.
Include other applicable supporting information.
*Include all delivery costs to the construction site.

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26.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) - SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009
(a) Definitions. As used in this award term and condition-
Designated country - (1) A World Trade Organization Government Procurement Agreement country (Aruba, Austria, Belgium, Bulgaria, Canada, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Italy, Japan, Korea (Republic of), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Singapore, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, and United Kingdom;
(2) A Free Trade Agreement (FTA) country (Australia, Bahrain, Canada, Chile, Costa Rica, Dominican Republic, El Salvador, Guatemala, Honduras, Israel, Mexico, Morocco, Nicaragua, Oman, Peru, or Singapore); or
(3) A United States-European Communities Exchange of Letters (May 15, 1995) country: Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden, and United Kingdom.
Designated country iron, steel, and/or manufactured goods - (1) Is wholly the growth, product, or manufacture of a designated country; or
(2) In the case of a manufactured good that consist in whole or in part of materials from another country, has been substantially transformed in a designated country into a new and different manufactured good distinct from the materials from which it was transformed.
Domestic iron, steel, and/or manufactured good - (1) Is wholly the growth, product, or manufacture of the United States; or
(2) In the case of a manufactured good that consists in whole or in part of materials from another country, has been substantially transformed in the United States into a new and different manufactured good distinct from the materials from which it was transformed. There is no requirement with regard to the origin of components or subcomponents in manufactured goods or products, as long as the manufacture of the goods occurs in the United States.
Foreign iron, steel, and/or manufactured good means iron, steel and/or manufactured good that is not domestic or designated country iron, steel, and/or manufactured good.
Manufactured good means a good brought to the construction site for incorporation into the building or work that has been-
(1) Processed into a specific form and shape; or

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(2) Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.
Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions). These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.
Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.
(b) Iron, steel, and manufactured goods. (1) The award term and condition described in this section implements-
(i) Section 1605(a) of the American Recovery and Reinvestment Act of 2009 (Pub. L. 111-5) (Recovery Act), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States; and
(ii) Section 1605(d), which requires application of the Buy American requirement in a manner consistent with U.S. obligations under international agreements. The restrictions of section 1605 of the Recovery Act do not apply to designated country iron, steel, and/or manufactured goods. The Buy American requirement in section 1605 shall not be applied where the iron, steel or manufactured goods used in the project are from a Party to an international agreement that obligates the recipient to treat the goods and services of that Party the same as domestic goods and services. This obligation shall only apply to projects with an estimated value of $7,443,000 or more.
(2) The recipient shall use only domestic or designated country iron, steel, and manufactured goods in performing the work funded in whole or part with this award, except as provided in paragraphs (b)(3) and (b)(4) of this section.
(3) The requirement in paragraph (b)(2) of this section does not apply to the iron, steel, and manufactured goods listed by the Federal Government as follows:
none
(4) The award official may add other iron, steel, and manufactured goods to the list in paragraph (b)(3) of this section if the Federal Government determines that-
(i) The cost of domestic iron, steel, and/or manufactured goods would be unreasonable. The cost of domestic iron, steel, and/or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the overall cost of the project by more than 25 percent;

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(ii) The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality; or
(iii) The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.
(c) Request for determination of inapplicability of section 1605 of the Recovery Act or the Buy American Act. (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(4) of this section shall include adequate information for Federal Government evaluation of the request, including-
(A) A description of the foreign and domestic iron, steel, and/or manufactured goods;
(B) Unit of measure;
(C) Quantity;
(D) Cost;
(E) Time of delivery or availability;
(F) Location of the project;
(G) Name and address of the proposed supplier; and
(H) A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(4) of this section.
(ii) A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.
(iii) The cost of iron, steel, or manufactured goods shall include all delivery costs to the construction site and any applicable duty.
(iv) Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated. If the recipient does not submit a satisfactory explanation, the award official need not make a determination.
(2) If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other appropriate actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds, as appropriate, by at least the differential established in 2 CFR 176.110(a).

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(3) Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods other than designated country iron, steel, and/or manufactured goods is noncompliant with the applicable Act.
(d) Data. To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the applicant shall include the following information and any applicable supporting data based on the survey of suppliers:
Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
Item 2:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
List name, address, telephone number, email address, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.
Include other applicable supporting information.
*Include all delivery costs to the construction site.

27.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS
(a) To maximize the transparency and accountability of funds authorized under the American Recovery and Reinvestment Act of 2009 (Pub. L. 111-5) (Recovery Act) as required by Congress and in accordance with 2 CFR 215.21 “Uniform Administrative Requirements for Grants and Agreements” and OMB Circular A-102 Common Rules provisions, recipients agree to maintain records that identify adequately the source and application of Recovery Act funds. OMB Circular A-102 is available at http://www.whitehouse.gov/omb/circulars/a102/a102.html.

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(b) For recipients covered by the Single Audit Act Amendments of 1996 and OMB Circular A-133, “Audits of States, Local Governments, and Non-Profit Organizations,” recipients agree to separately identify the expenditures for Federal awards under the Recovery Act on the Schedule of Expenditures of Federal Awards (SEFA) and the Data Collection Form (SF-SAC) required by OMB Circular A-133. OMB Circular A-133 is available at http://www.whitehouse.gov/omb/circulars/a133/a133.html. This shall be accomplished by identifying expenditures for Federal awards made under the Recovery Act separately on the SEFA, and as separate rows under Item 9 of Part III on the SF-SAC by CFDA number, and inclusion of the prefix “ARRA-” in identifying the name of the Federal program on the SEFA and as the first characters in Item 9d of Part III on the SF-SAC.
(c) Recipients agree to separately identify to each subrecipient, and document at the time of subaward and at the time of disbursement of funds, the Federal award number, CFDA number, and amount of Recovery Act funds. When a recipient awards Recovery Act funds for an existing program, the information furnished to subrecipients shall distinguish the subawards of incremental Recovery Act funds from regular subawards under the existing program.
(d) Recipients agree to require their subrecipients to include on their SEFA information to specifically identify Recovery Act funding similar to the requirements for the recipient SEFA described above. This information is needed to allow the recipient to properly monitor subrecipient expenditure of ARRA funds as well as oversight by the Federal awarding agencies, Offices of Inspector General and the Government Accountability Office.

28.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT
(a) Section 1606 of the Recovery Act requires that all laborers and mechanics employed by contractors and subcontractors on projects funded directly by or assisted in whole or in part by and through the Federal Government pursuant to the Recovery Act shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with subchapter IV of chapter 31 of title 40, United States Code.
Pursuant to Reorganization Plan No. 14 and the Copeland Act, 40 U.S.C. 3145, the Department of Labor has issued regulations at 29 CFR parts 1, 3, and 5 to implement the Davis-Bacon and related Acts. Regulations in 29 CFR 5.5 instruct agencies concerning application of the standard Davis-Bacon contract clauses set forth in that section. Federal agencies providing grants, cooperative agreements, and loans under the Recovery Act shall ensure that the standard Davis-Bacon contract clauses found in 29 CFR 5.5(a) are incorporated in any resultant covered contracts that are in excess of $2,000 for construction, alteration or repair (including painting and decorating).

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(b) For additional guidance on the wage rate requirements of section 1606, contact your awarding agency. Recipients of grants, cooperative agreements and loans should direct their initial inquiries concerning the application of Davis-Bacon requirements to a particular federally assisted project to the Federal agency funding the project. The Secretary of Labor retains final coverage authority under Reorganization Plan Number 14.

29.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT

If the Recipient determines at any time that any construction, alteration, or repair activity as defined by 29 CFR 5.2(j) (http://cfr.vlex.com/vid/5-2-definitions-19681309) will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply. A modification to the award which incorporates the appropriate Davis-Bacon wage rate determination(s) will constitute the Contracting Officer's approval to proceed.

Definitions: For purposes of this provision, “Davis Bacon Act and Contract Work Hours and Safety Standards Act,” the following definitions are applicable:

(1) “Award” means any grant, cooperative agreement or technology investment agreement made with Recovery Act funds by the Department of Energy (DOE) to a Recipient. Such Award must require compliance with the labor standards clauses and wage rate requirements of the Davis-Bacon Act (DBA) for work performed by all laborers and mechanics employed by Recipients (other than a unit of State or local government whose own employees perform the construction) Subrecipients, Contractors, and subcontractors.

(2) “Contractor” means an entity that enters into a Contract. For purposes of these clauses, Contractor shall include (as applicable) prime contractors, Recipients, Subrecipients, and Recipients' or Subrecipients' contractors, subcontractors, and lower-tier subcontractors. “Contractor” does not mean a unit of State or local government where construction is performed by its own employees.”

(3) “Contract” means a contract executed by a Recipient, Subrecipient, prime contractor, or any tier subcontractor for construction, alteration, or repair. It may also mean (as applicable) (i) financial assistance instruments such as grants, cooperative agreements, technology investment agreements, and loans; and, (ii) Sub awards, contracts and subcontracts issued under financial assistance agreements. “Contract” does not mean a financial assistance instrument with a unit of State or local government where construction is performed by its own employees.

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(4) “Contracting Officer” means the DOE official authorized to execute an Award on behalf of DOE and who is responsible for the business management and non-program aspects of the financial assistance process.

(5) “Recipient” means any entity other than an individual that receives an Award of Federal funds in the form of a grant, cooperative agreement, or technology investment agreement directly from the Federal Government and is financially accountable for the use of any DOE funds or property, and is legally responsible for carrying out the terms and conditions of the program and Award.

(6) “Subaward” means an award of financial assistance in the form of money, or property in lieu of money, made under an award by a Recipient to an eligible Subrecipient or by a Subrecipient to a lower-tier subrecipient. The term includes financial assistance when provided by any legal agreement, even if the agreement is called a contract, but does not include the Recipient's procurement of goods and services to carry out the program nor does it include any form of assistance which is excluded from the definition of “Award” above.

(7) “Subrecipient” means a non-Federal entity that expends Federal funds received from a Recipient to carry out a Federal program, but does not include an individual that is a beneficiary of such a program.

(a) Davis Bacon Act

(1) Minimum wages.

(i) All laborers and mechanics employed or working upon the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), will be paid unconditionally and not less often than once a week, and, without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the Contractor and such laborers and mechanics.

Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (a)(1)(iv) of this section; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage

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determination for the classification of work actually performed, without regard to skill, except as provided in § 5.5(a)(4). Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein, provided that the employer's payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under paragraph (a)(1)(ii) of this section) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the Contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

(ii)(A) The Contracting Officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the Contract shall be classified in conformance with the wage determination. The Contracting Officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:

(1) The work to be performed by the classification requested is not performed by a classification in the wage determination;

(2) The classification is utilized in the area by the construction industry; and

(3) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

(B) If the Contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the Contracting Officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the Contracting Officer to the Administrator of the Wage and Hour Division, U.S. Department of Labor, Washington, DC 20210. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

(C) In the event the Contractor, the laborers or mechanics to be employed in the classification or their representatives, and the Contracting Officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the Contracting Officer shall refer the questions, including the views of all interested parties and the recommendation of the Contracting Officer, to the Administrator for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

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(D) The wage rate (including fringe benefits where appropriate) determined pursuant to paragraphs (a)(1)(ii)(B) or (C) of this section, shall be paid to all workers performing work in the classification under this Contract from the first day on which work is performed in the classification.

(iii) Whenever the minimum wage rate prescribed in the Contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

(iv) If the Contractor does not make payments to a trustee or other third person, the Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program, provided that the Secretary of Labor has found, upon the written request of the Contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

(2) Withholding. The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from the Contractor under this Contract or any other Federal contract with the same prime contractor, or any other federally-assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same prime contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the Contractor or any subcontractor the full amount of wages required by the Contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), all or part of the wages required by the Contract, the Department of Energy, Recipient, or Subrecipient, may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

(3) Payrolls and basic records.

(i) Payrolls and basic records relating thereto shall be maintained by the Contractor during the course of the work and preserved for a period of three years thereafter for all laborers and mechanics working at the site of the work (or under

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the United States Housing Act of 1937, or under the Housing Act of 1949, in the construction or development of the project). Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made, and actual wages paid. Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

(ii) (A) The Contractor shall submit weekly for each week in which any Contract work is performed a copy of all payrolls to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit the payrolls to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under 29 CFR 5.5(a)(3)(i), except that full social security numbers and home addresses shall not be included on weekly transmittals. Instead, the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee's social security number). The required weekly payroll information may be submitted in any form desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site. The prime Contractor is responsible for the submission of copies of payrolls by all subcontractors. Contractors and subcontractors shall maintain the full social security number and current address of each covered worker, and shall provide them upon request to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit them to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy, the Contractor, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements. It is not a violation of this section for a prime contractor to require a subcontractor to provide addresses and social security numbers to the prime contractor for its own records, without weekly submission to the sponsoring government agency (or the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner).

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(B) Each payroll submitted shall be accompanied by a “Statement of Compliance,” signed by the Contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the Contract and shall certify the following:

(1) That the payroll for the payroll period contains the information required to be provided under § 5.5 (a)(3)(ii) of Regulations, 29 CFR part 5, the appropriate information is being maintained under § 5.5 (a)(3)(i) of Regulations, 29 CFR part 5, and that such information is correct and complete;

(2) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the Contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;

(3) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the Contract.

(C) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the “Statement of Compliance” required by paragraph (a)(3)(ii)(B) of this section.

(D) The falsification of any of the above certifications may subject the Contractor or subcontractor to civil or criminal prosecution under section 1001 of title 18 and section 3729 of title 31 of the United States Code.

(iii) The Contractor or subcontractor shall make the records required under paragraph (a)(3)(i) of this section available for inspection, copying, or transcription by authorized representatives of the Department of Energy or the Department of Labor, and shall permit such representatives to interview employees during working hours on the job. If the Contractor or subcontractor fails to submit the required records or to make them available, the Federal agency may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

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(4) Apprentices and trainees-

(i) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training, Employer and Labor Services, or with a State Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the Contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. Where a Contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman's hourly rate) specified in the Contractor's or subcontractor's registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice's level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, the Contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(ii) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to

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journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(iii) Equal employment opportunity. The utilization of apprentices, trainees, and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended and 29 CFR part 30.

(5) Compliance with Copeland Act requirements. The Contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this Contract.

(6) Contracts and Subcontracts. The Recipient, Subrecipient, the Recipient's, and Subrecipient's contractors and subcontractor shall insert in any Contracts the clauses contained herein in(a)(1) through (10) and such other clauses as the Department of Energy may by appropriate instructions require, and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The Recipient shall be responsible for the compliance by any subcontractor or lower tier subcontractor with all of the paragraphs in this clause.

(7) Contract termination: debarment. A breach of the Contract clauses in 29 CFR 5.5 may be grounds for termination of the Contract, and for debarment as a contractor and a subcontractor as provided in 29 CFR 5.12.

(8) Compliance with Davis-Bacon and Related Act requirements. All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 are herein incorporated by reference in this Contract.

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(9) Disputes concerning labor standards. Disputes arising out of the labor standards provisions of this Contract shall not be subject to the general disputes clause of this Contract. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between the Recipient, Subrecipient, the Contractor (or any of its subcontractors), and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

(10) Certification of eligibility.

(i) By entering into this Contract, the Contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the Contractor's firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(ii) No part of this Contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(iii) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

(b) Contract Work Hours and Safety Standards Act. As used in this paragraph, the terms laborers and mechanics include watchmen and guards.

(1) Overtime requirements. No Contractor or subcontractor contracting for any part of the Contract work which may require or involve the employment of laborers or mechanics shall require or permit any such laborer or mechanic in any workweek in which he or she is employed on such work to work in excess of forty hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times the basic rate of pay for all hours worked in excess of forty hours in such workweek.

(2) Violation; liability for unpaid wages; liquidated damages. In the event of any violation of the clause set forth in paragraph (b)(1) of this section, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages. In addition, such Contractor and subcontractor shall be liable to the United States (in the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic, including watchmen and guards, employed in violation of the clause set forth in paragraph (b)(1) of this section, in the sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of forty hours without payment of the overtime wages required by the clause set forth in paragraph (b)(1) of this section.

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(3) Withholding for unpaid wages and liquidated damages. The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same prime Contractor, or any other federally-assisted contract subject to the Contract Work Hours and Safety Standards Act, which is held by the same prime contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the clause set forth in paragraph (b)(2) of this section.

(4) Contracts and Subcontracts. The Recipient, Subrecipient, and Recipient's and Subrecipient's contractor or subcontractor shall insert in any Contracts, the clauses set forth in paragraph (b)(1) through (4) of this section and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The Recipient shall be responsible for compliance by any subcontractor or lower tier subcontractor with the clauses set forth in paragraphs (b)(1) through (4) of this section.

(5) The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of the work and shall preserve them for a period of three years from the completion of the Contract for all laborers and mechanics, including guards and watchmen, working on the Contract. Such records shall contain the name and address of each such employee, social security number, correct classifications, hourly rates of wages paid, daily and weekly number of hours worked, deductions made, and actual wages paid. The records to be maintained under this paragraph shall be made available by the Contractor or subcontractor for inspection, copying, or transcription by authorized representatives of the Department of Energy and the Department of Labor, and the Contractor or subcontractor will permit such representatives to interview employees during working hours on the job.

(c) Recipient Responsibilities for Davis Bacon Act

(1) On behalf of the Department of Energy (DOE), Recipient shall perform the following functions:

(i) Obtain, maintain, and monitor all Davis Bacon Act (DBA) certified payroll records submitted by the Subrecipients and Contractors at any tier under this Award;

(ii) Review all DBA certified payroll records for compliance with DBA requirements, including applicable DOL wage determinations;

(iii) Notify DOE of any non-compliance with DBA requirements by Subrecipients or Contractors at any tier, including any non-compliances identified as the result of reviews performed pursuant to paragraph (ii) above;

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(iv) Address any Subrecipient and any Contractor DBA non-compliance issues; if DBA non-compliance issues cannot be resolved in a timely manner, forward complaints, summary of investigations and all relevant information to DOE;

(v) Provide DOE with detailed information regarding the resolution of any DBA non-compliance issues;

(vi) Perform services in support of DOE investigations of complaints filed regarding noncompliance by Subrecipients and Contractors with DBA requirements;

(vii) Perform audit services as necessary to ensure compliance by Subrecipients and Contractors with DBA requirements and as requested by the Contracting Officer; and

(viii) Provide copies of all records upon request by DOE or DOL in a timely manner.

(d) Rates of Wages

The minimum wages to be paid laborers and mechanics under this award involved in performance of work at the project site, as determined by the Secretary of Labor to be prevailing for the corresponding classes of laborers and mechanics employed on projects of a character similar to the contract work in the pertinent locality, are found at http://www.wdol.gov/, by clicking on “Selecting DBA WDs”. The Wage Determination Number(s) and General Decision Number(s) specific to this award are found below. These wage rates are minimum rates and are not intended to represent the actual wage rates that the Contractor may have to pay.

CONSTRUCTION TYPE	WAGE DETERMINATION NUMBER	GENERAL DECISION NUMBER
Building	CA29, CO7, CA25, KS8	CA100029 03/19/2010 CA29 CO100007 03/12/2010 CO7 CA100025 03/12/2010 CA25 KS100008 03/19/2010 KS8
Highway	n/a	n/a
Residential	n/a	n/a

30.	CONTINGENCY

(a)
Contingency Requirement. A minimum amount of Contingency is required for awards selected under Funding Opportunity Announcement DE-FOA-0000096. “Contingency” is defined in the Appendix as: “a provision in the Project Management Plan to mitigate cost and/or schedule risk.” Contingency funds must be (a) liquid, (b) immediately available, and (c) unrestricted funds dedicated exclusively to the Project for the purpose of mitigating project performance baseline risk. Contingency funds may come from a variety of sources, as approved by the Contracting Officer on a case-by-case basis in accordance with the Appendix to these Special Terms and Conditions (Attachment 5).

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(b)
Minimum Amount of Contingency. Initial Contingency funds shall be not less than 25 percent of the Total Project Cost that begins with Budget Period 2, as more specifically described in Section B(2) of the Appendix to these Special Terms and Conditions (Attachment 5).

(c)
Contingency Not Counted Toward Cost Share or DOE Reimbursement. Contingency is in addition to the Total Project Cost and cannot count toward cost share or result in reimbursement by DOE above the share approved in the award.

(d)	Appendix. All of the terms and conditions set forth in this provision shall be further subject to the requirements and clarifications of Attachment 5.

31.	NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS

For this award, DOE has made a final NEPA determination for all activities under this award that are listed in the Statement of Project Objectives (SOPO) formally approved by DOE through incorporation into and attached to the award. You (Recipient) may proceed with the activities as described in the SOPO. This NEPA determination is specific to the project as described in the SOPO formally approved by DOE through incorporation into and attached to the award.

If you later add to or modify the activities in the above-referenced SOPO, you must submit the revised SOPO to the DOE Project Officer. Those additions or modifications are subject to review by the NEPA Compliance Officer and approval by the DOE's Contracting Officer. Recipients are restricted from taking any action using Federal funds, which would have an adverse effect on the environment or limit the choice of reasonable alternatives prior to DOE providing a final NEPA determination. Any new activities or modification of activities is subject to additional NEPA review and is not authorized for federal funding until DOE provides a NEPA determination on those additions or modifications. DOE may require the Recipient to submit additional information to support a revised NEPA determination. Should you move forward with activities that are not authorized for Federal funding by the DOE Contracting Officer in advance of the final NEPA determination, you are doing so at risk of not receiving Federal funding and such costs may not be recognized as allowable cost share.

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ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 006	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401	7. Period of Performance 12/28/2009 through 06/30/2012
8. Type of Agreement _ Grant x Cooperative Agreement _ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act (2009)	10. Purchase Request or Funding Document No. 11EE005464
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS BIOTECHNOLOGIES, INC. Attn: KINKEAD REILING 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share: $ 24,341,409.00 Cost Share: $ 10,591,590.00 Total: $ 34,932,999.00	This action: $0.00 Total: $24,341,409.00
14. Principal Investigator Neil Renninger Phone: 510-740-7414	15. Program Manager Fred W. Gerdeman Phone: 303-275-4928	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Laura Merrick	27. Date Signed 07/26/2011

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/006			PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR AMYRIS BIOTECHNOLOGIES, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification is to delete and replace Attachment 3, Reporting Requirements Checklist and Instructions, DOE F 4600.2, revising the following sections: A. Management Reporting, D. Closeout Reporting, E. Other Reporting, and Instructions attached to the Reporting Checklist.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 6/30/2012. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, Award Project Period and Budget Periods.

DOE Award Administrator: Brenda Dias
E-mail: brenda.dias@go.doe.gov
Phone: 303-275-6043

DOE Project Officer: Fred Gerdeman
E-mail: fred.gerdeman@go.doe.gov
Phone: 303-275-4928

Recipient Business Officer: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

Recipient Principal Investigator: Neil Renninger
E-mail: renninger@amyris.com
Phone: 510-740-7414

“Electronic signature or signatures as used in this document means a method of signing an electronic message that--
(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person's approval of the information contained in the electronic message; and,
(C) Submission via FedConnect constitutes electronically signed documents.”
ASAP: NO : STD IMMEDIATE Extent Competed: COMPETED
Davis-Bacon Act: YES

JULY 2004

1. Identification Number: DE-EE0002869.006	2. Program/Project Title: Recovery Act: Scale-up and Mobilization of Renewable Diesel and Chemical Production from Common Intermediate using US-based Fermentable Sugar Feedstocks
3. Recipient: Amyris Biotechnologies, Inc.
4. Reporting Requirements:	Frequency	Addresses
A. MANAGEMENT REPORTING

X Research Performance Progress Report (RPPR)
X Special Status Report

B. SCIENTIFIC/TECHNICAL REPORTING
(Reports/Products must be submitted with appropriate DOE F 241. The 241 forms are available at www.osti.gov/elink)

               Report/Product Form

X Final Scientific Report DOE F 241.3
X Conference papers/proceedings* DOE F 241.3
__ Software/Manual DOE F 241.4
__ Other (see special instructions) DOE F 241.3
* Scientific and technical conferences only

C. FINANCIAL REPORTING
X SF-425, Federal Financial Report FQ

D. CLOSEOUT REPORTING
X Patent Certification
X SF-428 & 428B Final Property Report
__ Other

E. OTHER REPORTING
X Annual Indirect Cost Proposal
X Audit of For-Profit Recipients
__ SF-428 Tangible Personal Property Report Forms Family
X Other
Q A F A FQ F F Y180 Y180 AY

https://www.eere-pmc.energy.gov/
https://www.eere-pmc.energy.gov/SubmitReports.aspx

http://www.osti.gov/elink-2413
http://www.osti.gov/elink-2413
http://www.osti.gov/estsc/241-4pre.jsp
http://www.osti.gov/elink-2413

https://www.eere-pmc.energy.gov/

https://www.eere-pmc.energy.gov/SubmitReports.aspx

https://www.eere-pmc.energy.gov/SubmitReports.aspx

https://www.eere-pmc.energy.gov/SubmitReports.aspx
See block 5 below for instructions.
See block 5 below for addresses.
 https://www.eere-pmc.energy.gov/SubmitReports.aspx https://www.eere-pmc.energy.gov/SubmitReports.aspx

FREQUENCY CODES AND DUE DATES:
     A - Within 5 calendar days after events or as specified.
     F - Final; 90 calendar days after expiration or termination of the award.
     Y - Yearly; 90 days after the end of the reporting period.
     S - Semiannually; within 30 days after end of the reporting period.
     Q - Quarterly; within 30 days after end of the reporting period.
     Y180 - Yearly; 180 days after end of the recipient's fiscal year.
     O - Other; See instructions for further details.

5. Special Instructions:

Annual Indirect Cost Proposal - If DOE is the Cognizant Federal Agency, then the proposal should be sent to
https://www.eere-pmc.energy.gov/SubmitReports.aspx. Otherwise, it should be sent to the Cognizant Federal Agency.

Audit of For-Profit Recipients must be sent to 2 different addresses in accordance with the final audit guidance. A copy for the Contracting Officer shall be submitted via https://www.eere-pmc.energy.gov/SubmitReports.aspx; a copy must also be e-mailed to the CFO at DOE-Audit-Submissions@hq.doe.gov

OTHER REPORTING

Special Instructions: 1) A Project Management Plan (PMP) is due to the Project Officer 30 days after award and should be revised on a yearly basis. An electronic template will be provided to the Recipient to complete or update as needed. 2) An Annual Technical and Financial Report must be developed and submitted to the DOE Project Officer after award and must be updated annually throughout the duration of the award. Subject to the availability of project funding, the Report will also be due annually for three (3) years after the facility is substantially completed. The schedule for submission will be established by the DOE Project Officer after award. The format for the report with instructions for completion, the electronic template for reporting data, and the schedule will be forwarded to the Recipient after award. 3) Comprehensive Annual Project Review - The Recipient will be required to present the Annual Technical and Financial Report at a Comprehensive Annual Project Review meeting. The schedule for the Comprehensive Annual Project Review will be established by the DOE Project Officer after the award. AMERICAN RECOVERY AND REINVESTMENT ACT REPORTING: See the Special Terms and Conditions for Recovery Act reporting requirements, along with the following website: http://www.federalreporting.gov. The required reports are due no later than ten calendar days after each calendar quarter in which the Recipient receives the assistance award funded in whole or in part by the Recovery Act. Recipients are to report according to ARRA reporting instructions.

Federal Assistance Reporting Instructions (3/11)

A. MANAGEMENT REPORTING

Research Performance Progress Report (RPPR)

See attached document entitled "Research Performance Progress Report".

Special Status Report

The recipient must report the following events by e-mail as soon as possible after they occur:

1. Developments that have a significant favorable impact on the project.

2. Problems, delays, or adverse conditions which materially impair the recipient's ability to meet the objectives of the award or which may require DOE to respond to questions relating to such events from the public. The recipient must report any of the following incidents and include the anticipated impact and remedial action to be taken to correct or resolve the problem/condition:

a. Any single fatality or injuries requiring hospitalization of five or more individuals.

b. Any significant environmental permit violation.

c. Any verbal or written Notice of Violation of any Environmental, Safety, and Health statutes.

d. Any incident which causes a significant process or hazard control system failure.

e. Any event which is anticipated to cause a significant schedule slippage or cost increase.

f. Any damage to Government-owned equipment in excess of $50,000.

g. Any other incident that has the potential for high visibility in the media.

B. SCIENTIFIC/TECHNICAL REPORTS

Final Scientific/Technical Report

Content. The final scientific/technical report must include the following information and any other information identified under Special Instructions on the Federal Assistance Reporting Checklist:

1. Identify the DOE award number; name of recipient; project title; name of project director/principal investigator; and consortium/teaming members.

2

2. Display prominently on the cover of the report any authorized distribution limitation notices, such as patentable material or protected data. Reports delivered without such notices may be deemed to have been furnished with unlimited rights, and the Government assumes no liability for the disclosure, use or reproduction of such reports.

3. Provide an executive summary, which includes a discussion of: (1) how the research adds to the understanding of the area investigated; (2) the technical effectiveness and economic feasibility of the methods or techniques investigated or demonstrated; or (3) how the project is otherwise of benefit to the public. The discussion should be a minimum of one paragraph and written in terms understandable by an educated layman.

4. Provide a comparison of the actual accomplishments with the goals and objectives of the project.

5. Summarize project activities for the entire period of funding, including original hypotheses, approaches used, problems encountered and departure from planned methodology, and an assessment of their impact on the project results. Include, if applicable, facts, figures, analyses, and assumptions used during the life of the project to support the conclusions.

6. Identify products developed under the award and technology transfer activities, such as:

a.
Publications (list journal name, volume, issue), conference papers, or other public releases of results. If not provided previously, attach or send copies of any public releases to the DOE Program Manager identified in Block 15 of the Assistance Agreement Cover page;

b.	Web site or other Internet sites that reflect the results of this project;

c.	Networks or collaborations fostered;

d.	Technologies/Techniques;

e.	Inventions/Patent Applications, licensing agreements; and

f.	Other products, such as data or databases, physical collections, audio or video, software or netware, models, educational aid or curricula, instruments or equipment.

7. For projects involving computer modeling, provide the following information with the final report:

a.	Model description, key assumptions, version, source and intended use;

b.	Performance criteria for the model related to the intended use;

c.	Test results to demonstrate the model performance criteria were met (e.g., code verification/validation, sensitivity analyses, history matching with lab or field data, as appropriate);

d.	Theory behind the model, expressed in non-mathematical terms;

e.	Mathematics to be used, including formulas and calculation methods;

3

f.	Whether or not the theory and mathematical algorithms were peer reviewed, and, if so, include a summary of theoretical strengths and weaknesses;

g.	Hardware requirements; and

h.	Documentation (e.g., users guide, model code).

Electronic Submission. The final scientific/technical report must be submitted electronically via the DOE Energy Link System (E-Link) accessed at http://www.osti.gov/elink-2413.

Electronic Format. Reports must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts. Materials, such as prints, videos, and books, that are essential to the report but cannot be submitted electronically, should be sent to the DOE Administrator at the address listed in Block 16 of the Assistance Agreement Cover Page.

Submittal Form. The report must be accompanied by a completed electronic version of DOE Form 241.3, “U.S. Department of Energy (DOE), Announcement of Scientific and Technical Information (STI).” You can complete, upload, and submit the DOE F 241.3 online via ELink. You are encouraged not to submit patentable material or protected data in these reports, but if there is such material or data in the report, you must: (1) clearly identify patentable or protected data on each page of the report; (2) identify such material on the cover of the report; and (3) mark the appropriate block in Section K of the DOE F 241 3. Reports must not contain any limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release. Protected data is specific technical data, first produced in the performance of the award that is protected from public release for a period of time by the terms of the award agreement.

Conference Papers/Proceedings

Content. The recipient must submit a copy of any conference papers/proceedings, with the following information: (1) Name of conference; (2) Location of conference; (3) Date of conference; and (4) Conference sponsor.

Electronic Submission. Scientific/technical conference paper/proceedings must be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.gov/elink-2413. Non-scientific/technical conference papers/proceedings must be sent to the URL listed on the Reporting Checklist.

Electronic Format. Conference papers/proceedings must be submitted in the ADOBE PORTABLE DOCUMENT FORMAT (PDF) and be one integrated PDF file that contains all text, tables, diagrams, photographs, schematic, graphs, and charts. If the proceedings cannot be submitted electronically, they should be sent to the DOE
Administrator at the address listed in Block 16 of the Assistance Agreement Cover Page.

Submittal Form. Scientific/technical conference papers/proceedings must be accompanied by a completed DOE Form 241.3. The form and instructions are available on E-Link at
http://www.osti.gov/elink-2413. This form is not required for non-scientific or non-technical conference papers or proceedings.
4

Software/Manual

Content. Unless otherwise specified in the award, the following must be delivered: source code, the executable object code and the minimum support documentation needed by a competent user to understand and use the software and to be able to modify the software in subsequent development efforts.

Electronic Submission. Submissions may be submitted electronically via the DOE Energy Link System (E-Link) at http://www.osti.gov/estsc/241-4pre.jsp. They may also be submitted via regular mail to:
Energy Science and Technology Software Center
P.O. Box 1020
Oak Ridge, TN 37831

Submittal Form. Each software deliverable and its manual must be accompanied by a completed DOE Form 241.4, “Announcement of U.S. Department of Energy Computer Software.” The form and instructions are available on E-Link at http://www.osti.gov/estsc/241-4pre.jsp.

Protected Personally Identifiable Information (PII). Management Reports or Scientific/Technical Reports must not contain any Protected PII. PII is any information about an individual which can be used to distinguish or trace an individual's identity. Some information that is considered to be PII is available in public sources such as telephone books, public websites, university listings, etc. This type of information is considered to be Public PII and includes, for example, first and last name, address, work telephone number, e-mail address, home telephone number, and general educational credentials. In contrast, Protected PII is defined as an individual's first name or first initial and last name in combination with any one or more of types of information, including, but not limited to, social security number, passport number, credit card numbers, clearances, bank numbers, biometrics, date and place of birth, mother's maiden name, criminal, medical and financial records, educational transcripts, etc.

C. FINANCIAL REPORTING

Recipients must complete the SF-425 as identified on the Reporting Checklist in accordance with the report instructions. A fillable version of the form is available at
http://www.whitehouse.gov/omb/grants/grants_forms.aspx.

D. CLOSEOUT REPORTS

Final Invention and Patent Report

The recipient must provide a DOE Form 2050.11 , “PATENT CERTIFICATION.” This form is available at http://management.energy.gov/business_doe/business_forms.htm

Final Property Report

5

See instructions under SF-428 Tangible Personal Property Report Forms Family below.

E. OTHER REPORTING

Annual Indirect Cost Proposal and Reconciliation

Requirement. In accordance with the applicable cost principles, the recipient must submit an annual indirect cost proposal, reconciled to its financial statements, within six months after the close of the recipient's fiscal year, unless the award is based on a predetermined or fixed indirect rate(s), or a fixed amount for indirect or facilities and administration (F&A) costs. Cognizant Agency. The recipient must submit its annual indirect cost proposal directly to the cognizant agency for negotiating and approving indirect costs. If the DOE awarding office is the cognizant agency, submit the annual indirect cost proposal to https://www.eerepmc.energy.gov/SubmitReports.aspx.

Audit of For-Profit Recipients

As required by 10 CFR 600.316, as supplemented by For-Profit Audit Guidance Parts I through IV, audits must be performed of For-Profit Recipients of financial assistance awards (prime awards) and sub-awards. For-Profit Audit Guidance Parts I through IV to assist for-profit recipients in complying with the audit requirements of 10 CFR 600.316 are posted on the Financial Assistance Forms page of the MA home page under the 'Coverage of Independent Audits' subheading, http://management.energy.gov/business_doe/business_forms.htm. Submission: For recipients, financial statement and compliance audit submissions are due to DOE within six months of the recipients' fiscal year-end dates. For sub-awardees, financial statement and compliance audit submissions are due to the pass-through entity within six months of the sub-awardees' fiscal year-end dates. For recipients, the compliance audits must be submitted, along with audited financial statements, to the appropriate DOE Contracting Officer at https://www.eere-pmc.energy.gov/SubmitReports.aspx as well as to the DOE Office of the Chief Financial Officer at DOE-Audit-Submission@hq.doe.gov

SF-428 Tangible Personal Property Report Forms Family

Requirement. The SF-428 is a forms family consisting of 5 forms: the SF-428, SF-428-A, SF- 428-B, SF-428-C, and SF-428S. Fillable versions of the SF-428 forms are available at http://management.energy.gov/business_doe/business_forms.htm.

•The SF-428 is the cover page and the submitter attaches the appropriate form or forms as listed on the SF-428.

•The SF-428-A is the Annual report, due Oct. 30th of each calendar year.

•The SF-428-B is the Final Award Closeout Report, due at award completion.

•The SF-428-C is the Disposition Report/Request.

6

•The SF-428S is the supplemental form for the SF-428-A, SF-428-B and SF-428-C.

If at any time during the award the recipient is provided Government-furnished property or acquires property with project funds and the award specifies that the property vests in the Federal Government (i.e. federally owned property), the recipient must submit an annual inventory of this property to the DOE Administrator using the SF-428 and SF-428-A forms at the address on page 1 of this checklist no later than October 30th of each calendar year, to cover an annual reporting period ending on the preceding September 30th. The SF-428 and SF-428-B reports are required during closeout.

Content of Inventory. As required on the SF-428-A form, the inventory must include a description of the property, tag number, acquisition date, and acquisition cost, if purchased with project funds. The location of property should be listed under the Comments section. The report must list all federally owned property, including property located at subcontractor's facilities or other locations.

7

Attachment 1
Reporting Requirements Checklist for RD&D awards

RESEARCH PERFORMANCE PROGRESS REPORT

Standard Cover Page Data Elements and Reporting Categories

The standard cover page data elements shown below, as well as mandatory and optional components comprise the complete research performance progress report format.

Each category in the RPPR is a separate reporting component. Each component is marked to indicate if it is optional or mandatory. Mandatory components must be addressed in each report, optional are at your discretion.

If you have nothing significant to report during the reporting period on a question or item, state
"Nothing To Report".

1. COVER PAGE DATA ELEMENTS: Mandatory

•	Federal Agency and Organization Element to Which Report is Submitted

•	Federal Grant or Other Identifying Number Assigned by Agency

•	Project Title

•	PD/PI Name, Title and Contact Information (e-mail address and phone number)

•	Name of Submitting Official, Title, and Contact Information (e-mail address and phone number), if other than PD/PI

•	Submission Date

•	DUNS Number

•	Recipient Organization (Name and Address)

•	Project/Grant Period (Start Date, End Date)

•	Reporting Period End Date

•	Report Term or Frequency (annual, semi-annual, quarterly, other)

•	Signature of Submitting Official (electronic signatures (i.e., Adobe Acrobat) are acceptable)

2. ACCOMPLISHMENTS: Mandatory

What was done? What was learned?
The information provided in this section allows the agency to assess whether satisfactory progress has been made during the reporting period.

INSTRUCTIONS - Accomplishments

The PI is reminded that the grantee is required to obtain prior written approval from the Contracting Officer whenever there are significant changes in the project or its direction. Requests for prior written approval must be submitted to the Contracting Officer (submission via Fedconnect is acceptable).

•	What are the major goals and objectives of the project?

•	What was accomplished under these goals?

•	What opportunities for training and professional development has the project provided?

•	How have the results been disseminated to communities of interest?

•	What do you plan to do during the next reporting period to accomplish the goals and objectives?

What are the major goals of the project?

List the major goals of the project as stated in the approved application or as approved by the agency. If the application lists milestones/target dates for important activities or phases of the project, identify these dates and show actual completion dates or the percentage of completion. Generally, the goals will not change from one reporting period to the next. However, if the awarding agency approved changes to the goals during the reporting period, list the revised goals and objectives. Also explain any significant changes in approach or methods from the agency approved application or plan.

What was accomplished under these goals?

For this reporting period describe: (1) major activities; (2) specific objectives; (3) significant results, including major findings, developments, or conclusions (both positive and negative); and (4) key outcomes or other achievements. Include a discussion of stated goals not met. As the project progresses, the emphasis in reporting in this section should shift from reporting activities to reporting accomplishments.

What opportunities for training and professional development has the project provided?

Describe opportunities for training and professional development provided to anyone who worked on the project or anyone who was involved in the activities supported by the project. “Training” activities are those in which individuals with advanced professional skills and experience assist others in attaining greater proficiency. Training activities may include, for example, courses or one-on-one work with a mentor. “Professional development” activities result in increased knowledge or skill in one's area of expertise and may include workshops, conferences, seminars, study groups, and individual study. Include participation in conferences, workshops, and seminars not listed under major activities.

How have the results been disseminated to communities of interest?

Describe how the results have been disseminated to communities of interest. Include any outreach activities that have been undertaken to reach members of communities who are not usually aware of these research activities, for the purpose of enhancing public understanding and increasing interest in learning and careers in science, technology, and the humanities.

What do you plan to do during the next reporting period to accomplish the goals?

Describe briefly what you plan to do during the next reporting period to accomplish the goals and objectives.

3. PRODUCTS: [Optional/Mandatory]

What has the project produced?

Publications are the characteristic product of research. Agencies evaluate what the publications demonstrate about the excellence and significance of the research and the efficacy with which the results are being communicated to colleagues, potential users, and the public, not the number of publications. Many projects (though not all) develop significant products other than publications. Agencies assess and report both publications and other products to Congress, communities of interest, and the public.

INSTRUCTIONS - Products

List any products resulting from the project during the reporting period. Examples of products include:

•	Publications, conference papers, and presentations;

•	Website(s) or other Internet site(s);

•	Technologies or techniques;

•	Inventions, patent applications, and/or licenses;

•
Other products, such as data or databases, physical collections, audio or video products, software or NetWare, models, educational aids or curricula, instruments, or equipment; and Any other public release of information related to the project.

Publications, conference papers, and presentations
Report only the major publication(s) resulting from the work under this award. There is no restriction on the number. However, agencies are interested in only those publications that most reflect the work under this award in the following categories:

•
Journal publications. List peer-reviewed articles or papers appearing in scientific, technical, or professional journals. Include any peer-reviewed publication in the periodically published proceedings of a scientific society, a conference, or the like. A publication in the proceedings of a one-time conference, not part of a series, should be reported under "Books or other non-periodical, one-time publications." Identify for each publication: Author(s); title; journal; volume: year; page numbers; status of publication (published; accepted, awaiting publication; submitted, under review; other); acknowledgement of federal support (yes/no).

•
Books or other non-periodical, one-time publications. Report any book, monograph, dissertation, abstract, or the like published as or in a separate publication, rather than a periodical or series. Include any significant publication in the proceedings of a one-time conference or in the report of a one-time study, commission, or the like.

Identify for each one-time publication: author(s); title; editor; title of collection, if applicable; bibliographic information; year; type of publication (book, thesis or dissertation, other); status of publication (published; accepted, awaiting publication; submitted, under review; other); acknowledgement of federal support (yes/no).

•
Other publications, conference papers and presentations. Identify any other publications, conference papers and/or presentations not reported above. Specify the status of the publication as noted above.

Website(s) or other Internet site(s)

List the URL for any Internet site(s) that disseminates the results of the research activities. A short description of each site should be provided. It is not necessary to include the publications already specified above in this section.

Technologies or techniques

Identify technologies or techniques that have resulted from the research activities. Describe the technologies or techniques and how they are being shared.

Inventions, patent applications, and/or licenses

Identify inventions, patent applications with date, and/or licenses that have resulted from the research. Submission of this information as part of an interim research performance progress report is not a substitute for any other invention reporting required under the terms and conditions of an award.

Other products
Identify any other significant products that were developed under this project. Describe the product and how it is being shared. Examples of other products are:

•	Databases;

•	Physical collections;

•	Audio or video products;

•	Software or NetWare;

•	Models;

•	Educational aids or curricula;

•	Instruments or equipment;

•	Data & Research Material (e.g., cell lines, DNA probes, animal models); and

•	Other.

4. PARTICIPANTS & OTHER COLLABORATING ORGANIZATIONS:
[Optional/Mandatory]

Who has been involved?

Agencies need to know who has worked on the project to gauge and report performance in promoting partnerships and collaborations.

INSTRUCTIONS - Participants & Other Collaborating Organizations

Provide the following information on participants:

•	What individuals have worked on the project?

•	What other organizations have been involved as partners?

•	Have other collaborators or contacts been involved?

What individuals have worked on the project?

Provide the following information for: (1) principal investigator(s)/project director(s) (PIs/PDs); and (2) each person who has worked at least one person month per year on the project during the reporting period, regardless of the source of compensation (a person month equals approximately 160 hours of effort).

•
Provide the name and identify the role the person played in the project. Do NOT include any other identifying information on individuals. Indicate the nearest whole person month (Calendar, Academic, Summer) that the individual worked on the project. Show the most senior role in which the person has worked on the project for any significant length of time. For example, if an undergraduate student graduates, enters graduate school, and continues to work on the project, show that person as a graduate student, preferably explaining the change in involvement.

•	Describe how this person contributed to the project and with what funding support. If information is unchanged from a previous submission, provide the name only and indicate “no change”.

•
Identify whether this person is collaborating internationally. Specifically is the person collaborating with an individual located in a foreign country and whether the person had traveled to the foreign country as part of that collaboration and duration of stay. The foreign country(ies) should be identified.

Example:

Name:     Mary Smith
Project Role:     Graduate Student
Nearest person month worked:     5
Contribution to Project:     Ms. Smith has performed work in the area of
combined error-control and constrained coding.
Funding Support:     The Ford Foundation (Complete only if the
funding provided from other than this award.)
Collaborated with individual in
foreign country:     Yes
Country(ies) of foreign collaborator:     China
Traveled to foreign country:     Yes
If traveled to foreign country(ies),
duration of stay:     5 months

What other organizations have been involved as partners?

Describe partner organizations - academic institutions, other nonprofits, industrial or commercial firms, state or local governments, schools or school systems, or other organizations (foreign or domestic) - that have been involved with the project. Partner organizations may provide financial or in-kind support, supply facilities or equipment, collaborate in the research, exchange personnel, or otherwise contribute.

Provide the following information for each partnership:

Organization Name:
Location of Organization: (if foreign location list country)
Partner's contribution to the project: (identify one or more)

•	Financial support;

•	In-kind support (e.g., partner makes software, computers, equipment, etc., available to project staff);

•	Facilities (e.g., project staff use the partner's facilities for project activities);

•	Collaborative research (e.g., partner's staff work with project staff on the project); and

•	Personnel exchanges (e.g., project staff and/or partner's staff use each other's facilities, work at each other's site).

•
More detail on partner and contribution (foreign or domestic).

Have other collaborators or contacts been involved?

Some significant collaborators or contacts within the recipient's organization may not be covered by "What people have worked on the project?" Likewise, some significant collaborators or contacts outside the recipient's organization may not be covered under "What other organizations have been involved as partners?" For example, describe any significant:

•	collaborations with others within the recipient's organization; especially interdepartmental or interdisciplinary collaborations;

•	collaborations or contact with others outside the organization; and

•	collaborations or contacts with others outside the United States or with an international organization.

•	country(ies) of collaborations or contacts.

It is likely that many recipients will have no other collaborators or contacts to report.

5. IMPACT: [Optional/Mandatory]

What is the impact of the project? How has it contributed?

Over the years, this base of knowledge, techniques, people, and infrastructure is drawn upon again and again for application to commercial technology and the economy, to health and safety, to cost-efficient environmental protection, to the solution of social problems, to numerous other aspects of the public welfare, and to other fields of endeavor.

The taxpaying public and its representatives deserve a periodic assessment to show them how the investments they make benefit the nation. Through this reporting format, and especially this section, recipients provide that assessment and make the case for Federal funding of research and education.

Agencies use this information to assess how their research programs:

•	increase the body of knowledge and techniques;

•	enlarge the pool of people trained to develop that knowledge and techniques or put it to use;
and

•	improve the physical, institutional, and information resources that enable those people to get their training and perform their functions.

INSTRUCTIONS - Impact

This component will be used to describe ways in which the work, findings, and specific products of the project have had an impact during this reporting period. Describe distinctive contributions, major accomplishments, innovations, successes, or any change in practice or behavior that has come about as a result of the project relative to:

•	the development of the principal discipline(s) of the project;

•	other disciplines;

•	the development of human resources;

•	physical, institutional, and information resources that form infrastructure;

•	technology transfer (include transfer of results to entities in government or industry, adoption of new practices, or instances where research has led to the initiation of a startup company); or

•	society beyond science and technology.

What is the impact on the development of the principal discipline(s) of the project?

Describe how findings, results, techniques that were developed or extended, or other products from the project made an impact or are likely to make an impact on the base of knowledge, theory, and research and/or pedagogical methods in the principal disciplinary field(s) of the project. Summarize using language that an intelligent lay audience can understand (Scientific American style).

How the field or discipline is defined is not as important as covering the impact the work has had on knowledge and technique. Make the best distinction possible, for example, by using a "field" or "discipline", if appropriate, that corresponds with a single academic department (i.e., physics rather than nuclear physics).

What is the impact on other disciplines?

Describe how the findings, results, or techniques that were developed or improved, or other products from the project made an impact or are likely to make an impact on other disciplines.

What is the impact on the development of human resources?

Describe how the project made an impact or is likely to make an impact on human resource development in science, engineering, and technology. For example, how has the project:

•	provided opportunities for research and teaching in the relevant fields;

•	improved the performance, skills, or attitudes of members of underrepresented groups that will improve their access to or retention in research, teaching, or other related professions;

•	developed and disseminated new educational materials or provided scholarships; or

•	provided exposure to science and technology for practitioners, teachers, young people, or other members of the public?

What is the impact on physical, institutional, and information resources that form infrastructure?

Describe ways, if any, in which the project made an impact, or is likely to make an impact, on physical, institutional, and information resources that form infrastructure, including:

•	physical resources such as facilities, laboratories, or instruments;

•	institutional resources (such as establishment or sustenance of societies or organizations); or

•	information resources, electronic means for accessing such resources or for scientific communication, or the like.

What is the impact on technology transfer?

Describe ways in which the project made an impact, or is likely to make an impact, on commercial technology or public use, including:

•	transfer of results to entities in government or industry;

•	instances where the research has led to the initiation of a start-up company; or

•	adoption of new practices.

What is the impact on society beyond science and technology?

Describe how results from the project made an impact, or are likely to make an impact, beyond the bounds of science, engineering, and the academic world on areas such as:

•	improving public knowledge, attitudes, skills, and abilities;

•	changing behavior, practices, decision making, policies (including regulatory policies), or social actions; or

•	improving social, economic, civic, or environmental conditions.

What dollar amount of the award's budget is being spent in foreign country(ies)?

Describe what percentage of the award's budget is being spent in foreign country(ies). If more than one foreign country, identify the distribution between the foreign countries.

6. CHANGES/PROBLEMS: [Optional/Mandatory]

The PI is reminded that the grantee is required to obtain prior written approval from the Contracting Officer whenever there are significant changes in the project or its direction. Requests for prior written approval must be submitted to the Contracting Officer (submission via Fedconnect is acceptable). If not previously reported in writing, provide the following additional information, if applicable:

•	Changes in approach and reasons for change.

•	Actual or anticipated problems or delays and actions or plans to resolve them.

•	Changes that have a significant impact on expenditures.

•	Significant changes in use or care of animals, human subjects, and/or biohazards.

INSTRUCTIONS - Changes/Problems

Changes in approach and reasons for change

Describe any changes in approach during the reporting period and reasons for these changes. Remember that significant changes in objectives and scope require prior approval of the agency.

Actual or anticipated problems or delays and actions or plans to resolve them

Describe problems or delays encountered during the reporting period and actions or plans to resolve them.

Changes that have a significant impact on expenditures

Describe changes during the reporting period that may have a significant impact on expenditures, for example, delays in hiring staff or favorable developments that enable meeting objectives at less cost than anticipated.

Significant changes in use or care of human subjects, vertebrate animals, and/or
Biohazards

Describe significant deviations, unexpected outcomes, or changes in approved protocols for the use or care of human subjects, vertebrate animals, and/or biohazards during the reporting period. If required, were these changes approved by the applicable institution committee and reported to the agency? Also specify the applicable Institutional Review Board/Institutional Animal Care and Use Committee approval dates.

Change of primary performance site location from that originally proposed

Identify any change to the primary performance site location identified in the proposal, as originally submitted.

7. SPECIAL REPORTING REQUIREMENTS: [Optional/Mandatory]

Respond to any special reporting requirements specified in the award terms and conditions, as well as any award specific reporting requirements.

8. BUDGETARY INFORMATION: [Optional/Mandatory]

This component will be used to collect budgetary data from the recipient organization. The information will be used in conducting periodic administrative/budgetary reviews. Budgetary data should be submitted in an Excel spreadsheet format.

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 007	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS, INC. Attn: NEIL RENNINGER 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Energy Effcy & Renewable Energy	7. Period of Performance 12/28/2009 through 06/30/2012
8. Type of Agreement _ Grant x Cooperative Agreement _ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act (2009)	10. Purchase Request or Funding Document No. 12EE001279
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS, INC. Attn: NEIL RENNINGER 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share: $ 24,341,409.00 Cost Share: $ 10,591,590.00 Total: $ 34,932,999.00	This action: $0.00 Total: $24,341,409.00
14. Principal Investigator Neil Renninger Phone: 510-740-7414	15. Program Manager Bryna E. Berendzen Phone: 720-356-1442	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Brenda L. Dias	27. Date Signed 01/20/2012

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/007			PAGE 2 OF 2

NAME OF OFFEROR OR CONTRACTOR AMYRIS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification are to:

1) Complete a novation/change of name, changing the recipient from Amyris Biotechnologies, Inc. to Amyris, Inc. See attachment for a copy of the signed and executed novation and change of name agreement which by this modification is incorporated by reference into this award; and,

2) Update the DOE Project Officer, as shown below.

All others and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period, shown as 12/28/2009 through 6/30/2012. For multiple Budget Periods, see Special Terms and Conditions, Provision 4, Award Project Period and Budget Periods.

DOE Award Administrator: Brenda Dias
E-mail: brenda.dias@go.doe.gov
Phone: 720-356-1519

DOE Project Officer: Bryna Berendzen
E-mail: bryna.berendzen@go.doe.gov
Phone: 720-356-1442

Recipient Business Officer: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

Recipient Principal Investigator: Neil Renninger
E-mail: renninger@amyris.com
Phone: 510-740-7414

“Electronic signature or signatures as used in this document means a method of signing an electronic message that--
(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person's approval of the information contained in the electronic message; and,
(C) Submission via FedConnect constitutes electronically signed documents.”
ASAP: NO: STD IMMEDIATE Extent Competed: COMPETED
Davis-Bacon Act: YES

JULY 2004

NOVATION AND CHANGE OF NAME AGREEMENT

Amyris, Inc. (Transferee), a corporation duly organized and existing under the laws of Delaware, with its principal office in Emeryville, CA; and the United States of America (Government), enter into this Novation and Change of Name Agreement (Agreement) in accordance with the terms set forth below.

WHEREAS, on or about December 30, 2009, the Government, represented by Contracting Officer(s) of the Department of Energy, awarded Cooperative Agreement Number DE-EE0002869, entitled "Recovery Act: Scale-up & Mobilization of Renewable Diesel & Chemical Production from Common Intermediate Using US-Based Fermentable Sugar Feedstocks" (hereinafter, including all modifications, referred to as "the Award") to Amyris Biotechnologies, Inc. a California corporation (Predecessor), who was Transferee's predecessor-in-interest; and

WHEREAS, the Transferee has requested that the Award be assigned to the Transferee as a result of a corporate merger by conversion of shares, change of name and reincorporation; and

WHEREAS, the Transferee represents and warrants the following facts to the Government in support of its request to assign the Award:

1.    By virtue of a certain Agreement and Plan of Merger (attached hereto and incorporated herein by reference as Exhibit A), as verified by that certain Certificate of Merger of Amyris Biotechnologies, Inc., a California corporation, With and Into Amyris Biotechnologies, Inc., a Delaware corporation ("Amyris Delaware") (attached hereto and incorporated herein by reference as Exhibit B), both executed as of June 10, 2010, all of Predecessor's personnel, assets (including intellectual property), and liabilities were transferred to Amyris Delaware; and

2.    By virtue of a certain Restated Certificate of Incorporation, executed as of June 21, 2010 (attached hereto and incorporated herein by reference as Exhibit C), Amyris Delaware changed its name from Amyris Biotechnologies, Inc., to Amyris, Inc.; and

3.    The Transferee owns, or has acquired, all the assets necessary to perform the Award by virtue of the foregoing transactions; and

4.    The Transferee has assumed all obligations and liabilities of the Predecessor under the Award by virtue of the above transactions and this Novation; and

5.    The Transferee unconditionally guarantees, inter alia, the Transferee's performance of all obligations required under the Award; and

6.     The Transferee is in a position to fully perform all obligations that may exist under the Award (see also additional representations contained in the Recipient Change Request Questionnaire and the legal opinion letter dated November 8, 2011, both of which are attached hereto and incorporated herein by reference as Exhibits D and E respectively).

NOW, THEREFORE, in consideration of these facts, guarantees and representations and other good and valuable consideration, the parties agree that by this Novation and Change of Name Agreement:

1.    It is consistent with the Government's interest to recognize the Transferee as the successor party to the Award.

2.    The Transferee confirms that as the successor-in-interest to Predecessor, the assignment of the Award, and all of its rights and responsibilities under the Award, were in fact transferred to the Transferee, and that the Predecessor no longer exists as a legal entity and therefore any claims and rights that the Predecessor may have had against the Government or may have had in the future in connection with the Award, including all claims to any unexpended and uncommitted funds, are no longer of any legal force or effect as to the Predecessor.

3.    The Transferee agrees to be bound by, and to perform in accordance with the conditions contained in the Award. The Transferee also assumes all obligations and liabilities of, and all claims against, the Predecessor under the Award as if the Transferee were the original party to the Award.

4.    The Transferee ratifies all previous actions taken by the Predecessor with respect to the Award, with the same force and effect as if the action had been taken by the Transferee.

5.    The Government recognizes the Transferee as the Predecessor's successor-in-interest in and to the Award. The Transferee by this Agreement becomes entitled to all rights, titles, and interests of the Predecessor in and to the Award as if the Transferee were the original party to the Award.

6.    Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Government against the Predecessor or the Transferee.

7.    All payments and reimbursements previously made by the Government to the Predecessor, and all other previous actions taken by the Government under the Award, shall be considered to have discharged those parts of the Government's obligations under the Award . All payments and reimbursements made by the Government after the date of this Agreement in the name of or to the Predecessor shall have the same force and effect as if made to the Transferee, and shall constitute a complete discharge of the Government's obligations under the Award, to the extent of the amounts paid or reimbursed.

8.    The Transferee agrees that the Government is not obligated to pay or reimburse it for, or otherwise give effect to, any costs, taxes, or other expenses, or any related increases, directly or indirectly arising out of or resulting from the transfer of the Award or this Agreement, other than those that the Government in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the Award.

9.    The Government's execution of this Agreement does not constitute approval by the Government of the terms or conditions of the documents submitted by the Predecessor and Transferee in support of their request to assign the Award nor does it constitute a determination by the Government regarding the allow ability of costs incurred by the Transferee pursuant to those documents.

10.    If Transferee is not going to perform an aspect of the award itself and chooses to utilize the services or resources of any of its related companies, the related company will be treated as a sub-recipient and will not be allowable as a vendor.

11.    The Award shall remain in full force and effect, except as modified by this Agreement, and nothing contained herein shall limit the Government's ability to modify the terms and conditions of the Award as the Government finds necessary.

12.    The Award will be modified by substituting the name "Amyris, Inc." for the name "Amyris Biotechnologies, Inc" wherever it appears in the Award.

13.    This Agreement will take effect as of the date the Government formally incorporates this Agreement into the Award through an Award modification.

THE UNITED STATES OF AMERICA

By /s/ Jon Olsen                        Date: 11/18/2011
Title: Contracting Officer for the Department of Energy

AMYRIS, INC.
By /s/ Mario Portela                        Date: 11/16/2011
Title: President, Global Operations

CERTIFICATE

I, Tamara L. Tompkins, certify that I am the Secretary of Amyris, Inc., a Delaware corporation, and that Mario Portela, who signed this Agreement for this entity, was then the President, Global Operations of this entity; and that this Agreement was duly signed for and on behalf of this entity by authority of its governing body and within the scope of its corporate powers. Witness my hand and the seal of this corporation this day of November 16, 2011.

By /s/ Tamara L. Tompkins

[Corporate Seal]

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of June 10, 2010, by and between Amyris Biotechnologies, Inc., a California corporation (“Amyris California”), and Amyris Biotechnologies, Inc., a Delaware corporation (“Amyris Delaware”). Amyris California and Amyris Delaware are hereinafter sometimes collectively referred to as the “Constituent Corporations”.
R E C I T A L S
A.    Amyris California was incorporated on July 17, 2003. Its current authorized capital stock consists of: (i) 38,000,000 shares of Common Stock (“Amyris California Common Stock”), of which 5,121,545 shares are issued and outstanding; and (ii) 23,862,355 shares of Preferred Stock (“Amyris California Preferred Stock”), of which 21,385,969 shares are issued and outstanding.
B.    Amyris Delaware was incorporated on April 15, 2010. Its authorized capital stock consists of: (i) 38,000,000 shares of Common Stock, with a par value of $0.0001 per share (“Amyris Delaware Common Stock”), of which one thousand (1,000) shares are issued and outstanding; and (ii) 23,862,355 shares of Preferred Stock, with a par value of $0.0001 per share (“Amyris Delaware Preferred Stock”), none of which shares are issued and outstanding.
C.    The respective Boards of Directors of Amyris California and Amyris Delaware deem it advisable and to the advantage of each of the Constituent Corporations that Amyris California merge with and into Amyris Delaware upon the terms and subject to the conditions set forth in this Merger Agreement for the purpose of effecting a change of the state of incorporation of Amyris California from California to Delaware.
D.    The Boards of Directors of each of the Constituent Corporations have approved this Merger Agreement.
NOW, THEREFORE, the parties do hereby adopt the plan of reorganization set forth in this Merger Agreement and do hereby agree that Amyris California shall merge with and into Amyris Delaware on the following terms, conditions and other provisions:
1.    Merger and Effective Time. At the Effective Time (as defined below), Amyris California shall be merged with and into Amyris Delaware (the “Merger”), and Amyris Delaware shall be the surviving corporation of the Merger (the “Surviving Corporation”). The Merger shall become effective upon the close of business on the date when a duly executed copy of this Merger Agreement (or a Certificate of Merger in lieu thereof) is filed with the Secretary of State of the State of Delaware, provided that such Merger Agreement (or the Certificate of Merger in lieu thereof) is filed with the Secretary of State of the State of California within the time period required by law (the “Effective Time”).
2.    Effect of Merger. At the Effective Time, the separate corporate existence of Amyris California shall cease; the corporate identity, existence, powers, rights and immunities of Amyris Delaware as the Surviving Corporation shall continue unimpaired by the Merger; and Amyris Delaware shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of Amyris California, all without further act or deed.
1

3.    Name Change; Governing Documents. At the Effective Time, (i) the name of Amyris Delaware shall be Amyris Biotechnologies, Inc. and (ii) the Certificate of Incorporation of Amyris Delaware in effect immediately prior to the Effective Time shall be amended and restated by virtue of the Merger to read as set forth in full in Exhibit “A” hereto (the “Restated Certificate”).
4.    Directors and Officers. At the Effective Time, the directors of Amyris Delaware shall be and become the directors of the Surviving Corporation, and the officers of Amyris Delaware shall be and become the officers (holding the same offices) of the Surviving Corporation, and after the Effective Time shall serve in accordance with the Restated Certificate and Bylaws of the Surviving Corporation.
5.    Conversion of Shares of Amyris California. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, (i) each share of Amyris California Common Stock issued and outstanding immediately prior thereto shall be converted into one (1) fully paid and nonassessable share of Amyris Delaware Common Stock, (ii) each share of Amyris California Series A Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one (1) fully paid and nonassessable, issued and outstanding share of Amyris Delaware Series A Preferred Stock, (iii) each share of Amyris California Series B Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one (1) fully paid and nonassessable, issued and outstanding share of Amyris Delaware Series B Preferred Stock, (iv) each share of Amyris California Series B-1 Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one (1) fully paid and nonassessable, issued and outstanding share of Amyris Delaware Series B-1 Preferred Stock, (v) each share of Amyris California Series C Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one (1) fully paid and nonassessable, issued and outstanding share of Amyris Delaware Series C Preferred Stock, and (vi) each share of Amyris California Series C-1 Preferred Stock outstanding immediately prior thereto shall be automatically changed and converted into one (1) fully paid and nonassessable, issued and outstanding share of Amyris Delaware Series C-1 Preferred Stock
6.    Cancellation of Shares of Amyris Delaware. At the Effective Time, by virtue of the Merger and without any further action on the part of the Constituent Corporations or their shareholders, all of the previously issued and outstanding shares of Amyris Delaware Common Stock that were issued and outstanding immediately prior to the Effective Time shall be automatically canceled without consideration and returned to the status of authorized but unissued shares.
7.    Stock Certificates. At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of Amyris California Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Amyris Delaware Common Stock into which such shares of Amyris California Common Stock are converted as provided herein. At and after the Effective Time, all of the outstanding certificates that, prior to that date, represented shares of a series of Amyris California Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of the series of shares of Amyris Delaware Preferred Stock, into which such shares of Amyris California Preferred Stock are converted as provided herein. The registered owner on the books and records of Amyris California of any such outstanding stock certificate for Amyris

2

California Common Stock or Amyris California Preferred Stock shall, until such certificate is surrendered for transfer or otherwise accounted for to Amyris Delaware or its transfer agent, be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Amyris Delaware Common Stock or Amyris Delaware Preferred Stock evidenced by such outstanding certificate as provided above.
8.    Assumption of Options. At the Effective Time, all outstanding and unexercised portions of all options to purchase Amyris California Common Stock under Amyris California's 2005 Stock Option/Stock Issuance Plan (the “Existing Plan”), and all other outstanding options to purchase Amyris California Common Stock, shall be assumed by Amyris Delaware and become options to purchase the same number of shares of Amyris Delaware Common Stock at the same exercise price per share at which such option was exercisable immediately prior to the Merger, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, acceleration provision, if applicable, status as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), if applicable, and all other material terms and conditions (including but not limited to the terms and conditions applicable to such options by virtue of the Existing Plan). Continuous employment with Amyris California will be credited to an optionee for purposes of determining the vesting of the number of shares of Amyris Delaware Common Stock subject to exercise under an assumed Amyris California option at the Effective Time. At the Effective Time, Amyris Delaware shall adopt and assume the Existing Plan, as amended.
10.    Assumption of Warrants. At the Effective Time, all outstanding and unexercised portions of all warrants to purchase Amyris California Preferred Stock, shall be assumed by Amyris Delaware and become warrants to purchase the same number of shares of the corresponding series of Amyris Delaware Preferred Stock at the same exercise price per share at which such warrant was exercisable immediately prior to the Merger, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, acceleration provision, if applicable, and all other material terms and conditions.
11.    Employee Benefit Plans. At the Effective Time, the obligations of Amyris California under or with respect to every plan, trust, program and benefit then in effect or administered by Amyris California for the benefit of the directors, officers and employees of Amyris California or any of its subsidiaries shall become the lawful obligations of Amyris Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Effective at the Effective Time, Amyris Delaware hereby expressly adopts and assumes all obligations of Amyris California under such employee benefit plans.
12.    Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of Amyris California such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Amyris California, and otherwise to carry out the purposes of this Merger Agreement. The officers and directors of the Surviving Corporation are fully authorized in the name of and on behalf of Amyris California, or otherwise, to take any and all such actions and to
3

execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.
13.    Condition. The consummation of the Merger is subject to the approval of this Merger Agreement and the Merger contemplated hereby by the shareholders of Amyris California and by the sole stockholder of Amyris Delaware, prior to or at the Effective Time.
14.    Abandonment. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger abandoned by the Board of Directors of Amyris California or Amyris Delaware, notwithstanding approval of this Merger Agreement by the shareholders of Amyris California and the sole stockholder of Amyris Delaware.
15.    Amendment. At any time before the Effective Time, this Merger Agreement may be amended, modified or supplemented by the Boards of Directors of the Constituent Corporations, notwithstanding approval of this Merger Agreement by the shareholders of Amyris California and the sole stockholder of Amyris Delaware; provided, however, that any amendment made subsequent to the adoption of this Merger Agreement by the shareholders of Amyris California or the sole stockholder of Amyris Delaware shall not materially: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or upon conversion of any shares of any class or series of Amyris California; (ii) alter or change any of the terms of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (iii) alter or change any of the terms or conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any shares of any class or series of Amyris California or Amyris Delaware.
16.    Tax-Free Reorganization. The Merger is intended to be a tax-free plan of reorganization within the meaning of Section 368(a)(1)(F) of the Code.
17.    Governing Law. This Merger Agreement shall be governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to the principles of conflicts of law or choice of laws, except to the extent that the laws of the State of Delaware would apply in matters relating to the internal affairs of Amyris Delaware and the Merger.
18.    Counterparts. In order to facilitate the filing and recording of this Merger Agreement, it may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be duly executed on the date and year first above written.
Amyris Biotechnologies, Inc., a Delaware
Corporation
By: /s/ John G. Melo
Name: John G. Melo
Title: Chief Executive Officer

Amyris Biotechnologies, Inc., a California
Corporation
By: /s/ John G. Melo
Name: John G. Melo
Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

EXHIBIT “A”
RESTATED CERTIFICATE OF INCORPORATION

AMYRIS BIOTECHNOLOGIES, INC.
RESTATED CERTIFICATE OF INCORPORATION
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Amyris Biotechnologies, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows.

1.The name of this corporation is Amyris Biotechnologies, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on April 15, 2010 under the name Amyris Biotechnologies, Inc.

2.The Board of Directors of this corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows.

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as set forth on Exhibit A attached hereto and incorporated herein by this reference.

3.    Exhibit A referred to above is attached hereto as Exhibit A and is hereby incorporated herein by this reference. This Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4.    This Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation's Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 10th day of June, 2010.
By: /s/ John Melo
John Melo, President

EXHIBIT A
AMYRIS BIOTECHNOLOGIES, INC.
RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME

The name of the corporation is Amyris Biotechnologies, Inc. (the “Company”).
ARTICLE II: REGISTERED OFFICE
The address of the registered office of the Corporation in the State of Delaware is 3500 South Dupont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Incorporation Services, Ltd.

ARTICLE III: PURPOSE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.
ARTICLE IV: AUTHORIZED SHARES
The total number of shares of all classes of stock which the Corporation shall have authority to issue is (a) 61,862,355 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (b) 23,862,355 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, rights, powers and preferences, and the qualifications and limitations with respect thereto, as stated or expressed herein. As of the effective date of this Restated Certificate of Incorporation (this “Restated Certificate”), 9,475,000 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series A Preferred Stock”, 1,929,641 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series B Preferred Stock”, 4,700,000 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series B-1 Preferred Stock”, 4,976,000 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series C Preferred Stock”, and 2,781,714 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series C-1 Preferred Stock”. The following is a statement of the designations and the rights, powers and privileges, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation.
A.    COMMON STOCK

1.General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and privileges of the holders of the Preferred Stock set forth herein.

2.Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings).
2

Unless required by law, there shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

B.    PREFERRED STOCK

The following rights, powers and privileges, and restrictions, qualifications and limitations, shall apply to the Preferred Stock. Unless otherwise indicated, references to “Sections” in this Part B of this Article IV refer to sections of this Part B.
1.Dividends.

a.Preferred Stock Dividends. The holders of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock shall be entitled to receive non-cumulative dividends, on a pari passu basis, at the rate of 8% of the Series A Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series A Preferred Stock, at the rate of 8% of the Series B Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series B Preferred Stock, at the rate of 8% of the Series B-1 Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series B-1 Preferred Stock, at the rate of 8% of the Series C Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series C Preferred Stock, and at the rate of 8% of the Series C-1 Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series C-1 Preferred Stock, payable out of funds legally available therefor. Such dividends shall be payable only when, as, and if declared by the Board of Directors and shall be non-cumulative.

No dividends (other than those payable solely in the Common Stock of the Company) shall be paid or other distribution made on any Common Stock of the Company, or purchase, redemption or other acquisition of Common Stock for value during any fiscal year of the Company until dividends, in the amount of 8% of the Series A Issue Price (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series A Preferred Stock, 8% of the Series B Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series B Preferred Stock, 8% of the Series B-1 Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series B-1 Preferred Stock, 8% of the Series C Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series C Preferred Stock, and 8% of the Series C-1 Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series C-1 Preferred Stock shall have been paid or declared and set apart during that fiscal year, except for:

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(i)acquisitions of Common Stock by the Company pursuant to agreements which permit the Company to repurchase such shares at cost (or the lesser of cost or fair market value) upon termination of services to the Company;

(ii)acquisitions of Common Stock in exercise of the Company's right of first refusal to repurchase such shares; or

(iii)distributions to holders of Common Stock in accordance with Section 2.

b.Common Stock Dividends. In the event the Company shall declare a distribution or dividend on any Common Stock (other than dividends payable solely in Common Stock of the Company), then, in each such case, the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Preferred Stock were the holders of the number of shares of Common Stock of the Company into which their respective shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

2.Liquidation Preference.

a.Payments to Holders of Preferred Stock. In the event of any liquidation, dissolution or winding up of the Company (a “Liquidation”), whether voluntary or involuntary, the holders of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock shall be entitled to receive, on a pari passu basis but prior and in preference to any distribution of any of the legally available assets or surplus funds of the Company to the holders of the Common Stock by reason of their ownership thereof, (i) in the case of Series A Preferred Stock, the amount of $2.174 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares, (the “Series A Issue Price”), plus all declared but unpaid dividends, on each such share then held by them, (ii) in the case of Series B Preferred Stock, the amount of $24.88 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series B Issue Price”), plus all declared but unpaid dividends, on each such share then held by them, (iii) in the case of Series B-1 Preferred Stock, the amount of $25.26 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series B-1 Issue Price”), plus all declared but unpaid dividends, on each such share then held by them, (iv) in the case of Series C Preferred Stock, the amount of $12.46 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series C Issue Price”), and (v) in the case of Series C-1 Preferred Stock, the amount of $17.56 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series C-1 Issue Price”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

b.Payments to Holders of Common Stock. After payment to the holders of the Preferred Stock of the amounts set forth in Section 2.a above, the entire remaining

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assets and funds of the Company legally available for distribution, if any, shall be distributed ratably among the holders of the Common Stock pro rata based on the number of shares of Common Stock held by each.

c.Conversion for Payments. Notwithstanding paragraphs (a) and (b) above, solely for purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive with respect to a Liquidation, each series of Preferred Stock shall be treated as if all holders of such series had converted such holder's shares of such series into shares of Common Stock immediately prior to the Liquidation if, as a result of an actual conversion of any series of Preferred Stock (including taking into account the operation of this paragraph (c) with respect to all series of Preferred Stock), holders of such series would receive (with respect to such series), in the aggregate, an amount greater than the amount that would be distributed to holders of such series if such holders had not converted such series of Preferred Stock into shares of Common Stock.

d.Deemed Liquidation. For purposes of this Section 2, (i) any acquisition of the Company by means of merger or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring company or its subsidiary (other than a transaction effected solely to reincorporate the Company in another jurisdiction) and pursuant to which the holders of the outstanding voting securities of the Company immediately prior to such consolidation, merger or other transaction fail to hold equity securities representing a majority of the voting power of the Company or surviving entity immediately following such consolidation, merger or other transaction (an “Acquisition”) or (ii) a sale of all or substantially all of the assets of the Company (an “Asset Sale”), shall be treated as a Liquidation of the Company and shall entitle the holders of Preferred Stock to receive at the closing of such transaction in cash, securities or other property (valued as provided in Section 2.e below) the amounts as specified in Section 2.a above; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

e.Amount Deemed Paid or Distributed. Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property. Any securities shall be valued as follows:

(i)If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;

(ii)If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(iii)If there is no active market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

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3.Voting Rights. Except as otherwise provided herein or as required by law, the Preferred Stock will be voted equally with the shares of the Common Stock and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the respective number of shares of Common Stock into which such shares of Preferred Stock could be converted immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Company. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

4.Conversion. The holders of the Preferred Stock shall have conversion rights as follows:

a.Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Company or any transfer agent for such stock, into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion shall be determined by dividing the Series A Issue Price, Series B Issue Price, Series B-1 Issue Price, Series C Issue Price, or Series C-1 Issue Price, as applicable, by the conversion price for such share in effect at the time that such certificate is surrendered for conversion, and then multiplying by the number of shares of Preferred Stock being converted. The conversion price per share (the “Conversion Price”) as of the Original Issue Date (as defined below) shall be (i) for shares of Series A Preferred Stock $2.174 per share, (ii) for shares of Series B Preferred Stock shall be $21.86 per share, (iii) for shares of Series B-1 Preferred Stock shall be $22.14 per share, (iv) for shares of Series C Preferred Stock shall be $12.46 per share, and (v) for shares of Series C-1 Preferred Stock, $17.56 per share, in each case each subject to adjustment as hereinafter provided.

b.Automatic Conversion.

(i)Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of stockholders holding at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), which results in aggregate proceeds to the Company (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Company's counsel) equal to at least $30,000,000 (a “Qualified IPO”). Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(ii)Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders

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holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(iii)Each share of Series B-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series B-1 Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(iv)Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(v)Each share of Series C-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series C-1 Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

c.Mechanics of Conversion.

(i)Except in the case of an automatic conversion pursuant to Section 4.b., before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board as of the date of such conversion), any declared and unpaid dividends on the shares of Preferred Stock being converted and (ii) in cash (at the Common Stock's fair market value determined by

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the Board as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Preferred Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii)If the conversion is in connection with an underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

d.Adjustments to Conversion Price for Certain Diluting Issues.

(i)Special Definitions. For purposes of this Section 4, the following definitions apply:

(1)“Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(2)“Original Issue Date” shall mean the date of the filing with the Delaware Secretary of State of the Certificate of Merger (the “Certificate of Merger”) of the Company and Amyris Biotechnologies, Inc., a California corporation (“Amyris California”).

(3)“Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock or Series C-1 Preferred Stock) or other securities convertible into or exchangeable for Common Stock, including securities described in Section 4.d.(i)(4).

(4)“Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 4.d(iii) deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable after the Original Issue Date:

(A)upon conversion of shares of Preferred Stock;

(B)pursuant to or issuable upon exercise of options or warrants to purchase shares of Common stock, issued to employees, officers, directors or consultants of the Company or a subsidiary pursuant to stock option or stock purchase plans or other arrangements in each case on terms approved by at least 76% of the members of the Board of Directors of the Company;

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(C)pursuant to transactions involving research or development funding, technology licensing, joint ventures, strategic alliances, partnering arrangements, bank financings or lease arrangements pursuant to agreements in each case approved by at least 76% of the members of the Board of Directors of the Company;

(D)pursuant to the acquisition of another corporation or entity by the corporation by way of merger, purchase of assets, stock for stock exchange or other reorganization or recapitalization in each case approved by at least 76% of the members of the Board of Directors of the Company;

(E)in a Qualified IPO;

(F)pursuant to a transaction described in Section 4.e or 4.f;

(G)for which adjustment of the applicable Conversion Price is made pursuant to this Section 4;

(H)pursuant to or issuable upon exercise of warrants, options or other rights to acquire securities of the Company outstanding as of the Original Issue Date and any securities issuable upon conversion thereof;

(I)pursuant to or issuable upon conversion, exchange or cancellation of shares of Amyris Brasil S.A., a majority-owned subsidiary of the Company;

(J)in connection with the merger effected by the Certificate of Merger (the “Merger”) or pursuant to or issuable upon conversion, exchange or cancellation of shares of Amyris California in connection with the Merger; or

(K)upon the affirmative vote of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class on an as-if converted basis.

(ii)No Adjustment of Conversion Price. Any provision herein to the contrary notwithstanding, no adjustment in the applicable Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 4.d(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Conversion Price in effect immediately prior to such issue.

(iii)Deemed Issue of Additional Shares of Common Stock. In the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities (other than shares of Series C-1 Preferred Stock authorized herein) or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or

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exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)no further adjustments in the applicable Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2)if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Preferred Stock);

(3)upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities;
(4)no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date or (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

(iv)Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company, at any time after the Original Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.d(iii)) without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then, and in such event, the applicable Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance, and the

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denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Preferred Stock and all outstanding Convertible Securities had been fully converted into shares of Common Stock and any outstanding warrants, outstanding options or other rights outstanding for the purchase of shares of stock or convertible securities had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date. For the purposes of adjusting the applicable Conversion Price of a series of Preferred Stock, the grant, issue or sale of Additional Shares of Common consisting of the same class of security and warrants to purchase such security issued or issuable at the same price at two or more closings held within a six (6) month period shall be aggregated and shall be treated as one sale of Additional Shares of Common occurring on the earliest date on which such securities were granted, issued or sold.

(v)Determination of Consideration. For purposes of this Section 4.d, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)Cash and Property. Such consideration shall:

(A)insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or declared but unpaid dividends;

(B)insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C)in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2)Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.d(iii), relating to Options and Convertible Securities shall be determined by dividing

(A)the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

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(B)the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

e.Adjustments for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Company at any time or from time to time after the Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the conversion price for any series of Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

f.Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of any series of Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 4.e above or a merger or other reorganization referred to in Section 2.d above), the Conversion Price for any series of Preferred Stock then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change, respectively.

g.Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any conversion price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate executed by the Company's President or a Vice President setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the conversion price for such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock.

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h.Notices of Record Date. In the event that the Company shall propose at any time (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus, (ii) a Liquidation or any voluntary or involuntary dissolution or winding up of the Company, or (iii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights, then, in connection with each such event, unless otherwise waived by a majority of Preferred Stock, the Company shall send to the holders of Preferred Stock at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend, distribution, Liquidation, dissolution, winding up or subscription rights.

i.Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate.

j.Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

k.Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

5.Board Representation. In addition to the rights of the holders of Preferred Stock to vote on an as converted basis with holders of Common Stock pursuant to Section 3 above, with respect to election of directors:

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a.For so long as any shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect three (3) members of the Board of Directors (each a “Series A Director”) at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

b.The holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors (each a “Common Director”) at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

c.The holders of Preferred Stock and the holders of Common Stock, voting together as a single class on an as-if converted basis, shall be entitled to elect any additional members of the Board of Directors (each an “Independent Director”), and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

6.Redemption. The Preferred Stock shall not be redeemable.

7.Restrictions and Limitations. So long as at least 20% of the shares of the Preferred Stock sold by the Company (as adjusted for stock splits, dividends, combinations, recapitalizations and the like) remain outstanding, consent of the holders of at least the majority of the Preferred Stock shall be required for any action that (whether by amendment, merger, reorganization or otherwise):

a.alters or changes the rights, preferences or privileges of the Common Stock or the Preferred Stock,

b.increases or decreases the authorized number of shares of Common or Preferred Stock,

c.creates (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges senior to or on a parity with the Preferred Stock,

d.results in the redemption of any shares of Preferred Stock or Common Stock (other than pursuant to equity incentive agreements with employees and other service providers giving the Company the right to repurchase shares upon the termination of employment or such other service relationship, at their original cost),

e.results in a Liquidation or other corporate reorganization, including any reorganization or other transaction involving any parent or subsidiary of the Company,

f.amends or waives any provision of the Company's certificate of incorporation or bylaws,

g.increases or decreases the authorized size of the Company's Board of Directors, or

14

h.results in the payment or declaration of any dividend on any shares of Common or Preferred Stock;

provided, however, that for any amendment or waiver of any provision of the Company's certificate of incorporation or bylaws that would have a material, adverse and disproportionate effect on a series of Preferred Stock relative to any other series of Preferred Stock, consent of the holders of at least the majority of such series of Preferred Stock voting as a separate class shall be required.
8.No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Company by reason of redemption, purchase, conversion, or otherwise shall be reissued; and, in addition, the certificate of incorporation shall be appropriately amended to effect the corresponding reduction in the Company's authorized stock.

ARTICLE V: PREEMPTIVE RIGHTS.
No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and any stockholder.
ARTICLE VI: STOCK REPURCHASES.
In connection with repurchases by the Corporation of its Common Stock from Service Providers pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, Sections 502 and 503 of the Corporations Code of the State of California shall not apply in all or in part with respect to such repurchases.
ARTICLE VII: BYLAW PROVISIONS.
A.    AMENDMENT OF BYLAWS. Subject to any additional vote required by the Restated Certificate or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.
B.    NUMBER OF DIRECTORS. Subject to any additional vote required by the Restated Certificate, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.
C.    BALLOT. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
D.    MEETINGS AND BOOKS. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

15

ARTICLE VIII: DIRECTOR LIABILITY.
A.    LIMITATION. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.
B.    INDEMNIFICATION. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.
C.    MODIFICATION. Any amendment, repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.
ARTICLE IX: CREDITOR AND STOCKHOLDER COMPROMISES
Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of §291 of Title 8 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under §279 of Title 8 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
* * * * *

16

EXHIBIT B
CERTIFICATE OF MERGER OF AMEYRIS BIOTECHNOLOGIES, INC.
WITH AND INTO
AMYRIS BIOTECHNOLOGIES, INC.

D1025001

State of California
Secretary of State

I, DEBRA BOWEN, Secretary of State of the State of California, hereby certify:

That the attached transcript of 20 page(s) is a full, true and correct copy of the original record in the custody of this office.

IN WITNESS WHEREOF, I execute this certificate and affix the Great Seal of the State of California this day of

JUN 10 2010
/s/ Debra Bowen
DEBRA BOWEN
Secretary of State

D1025001

ENDORSED - FILED
in the office of the Secretary of State
of the State of California
JUN 10 2010

DELAWARE
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

"AMYRIS BIOTECHNOLOGIES, INC.", A CALIFORNIA CORPORATION,
WITH AND INTO "AMYRIS BIOTECHNOLOGIES, INC." UNDER THE NAME OF "AMYRIS BIOTECHNOLOGIES, INC.', A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TENTH DAY OF JUNE, A.D. 2010, AT 2:10 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 8046722

DATE: 06-10-10

4768633 8100M
100646250
You may verify this certificate online
at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:10 PM 06/10/2010
FILED 02:10 PM 06/10/2010
SRV 100646250 - 4768633 FILE

CERTIFICATE OF MERGER OF
AMYRIS BIOTECHNOLOGIES, INC., a California corporation
WITH AND INTO
AMYRIS BIOTECHNOLOGIES, INC., a Delaware corporation
Pursuant to Section 252(c) of the
General Corporation Law of the State of Delaware

Amyris Biotechnologies, Inc., a Delaware corporation (“Amyris Delaware”), does hereby certify to the following facts relating to the merger (the “Merger”) of Amyris Biotechnologies, Inc., a California corporation (“Amyris California”), with and into Amyris Delaware, with Amyris Delaware remaining as the surviving corporation of the Merger (the “Surviving Corporation”):

FIRST:
Amyris Delaware is incorporated pursuant to the General Corporation Law of the State of Delaware (“DGCL”). Amyris California is incorporated pursuant to the General Corporation Law of the State of California. Amyris Delaware and Amyris California are the constituent corporations in the Merger.

SECOND:
An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by Amyris Delaware and Amyris California in accordance with the provisions of subsection (c) of Section 252 of the DGCL.

THIRD:	The name of the Surviving Corporation shall be Amyris Biotechnologies, Inc.

FOURTH:
Upon the effectiveness of the Merger, the certificate of incorporation of the Surviving Corporation shall be amended and restated to read in its entirety as set forth in the Restated Certificate of Incorporation attached hereto as Attachment A.

FIFTH:
The executed Agreement and Plan of Merger is on file at the principal place of business of Amyris Delaware, the Surviving Corporation, 5885 Hollis Street, Suite 100, Emeryville, CA 94608, United States of America.

SIXTH:
A copy of the executed Agreement and Plan of Merger will be furnished by Amyris Delaware, the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation of the Merger

SEVENTH:	The authorized capital stock of Amyris California is 38,000,000 shares of Common Stock, no par value, and 23,862,355 shares of Preferred Stock, no par value.

EIGHTH:	The Surviving Corporation is a corporation formed and existing under the laws of Delaware.

NINTH:	This Certificate of Merger shall become effective upon filing.

IN WITNESS WHEREOF, Amyris Delaware has caused this Certificate of Merger to be executed by its duly authorized officers as of June 10, 2010.
AMYRIS BIOTECHNOLOGIES, INC.

By: /s/ John Melo
John G. Melo, President
By: /s/ Tamara Tompkins
Tamara Tompkins, Secretary

Attachment A
Restated Certificate of Incorporation
(see Exhibit "A" to the Exhibit A Agreement and Plan of Merger)

EXHIBIT C
RESTATED CERTIFICATE OF INCORPORATION

DELAWARE
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "AMYRIS BIOTECHNOLOGIES, INC.", CHANGING ITS NAME FROM "AMYRIS BIOTECHNOLOGIES, INC." TO "AMYRIS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF JUNE, A.D. 2010, AT 8:25 O'CLOCK A.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 8064893

DATE: 06-21-10

4768633 8100
100672905
You may verify this certificate online
at corp.delaware.gov/authver.shtml

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:29 AM 06/21/2010
FILED 08:25 AM 06/21/2010
SRV 100672905 - 4768633 FILE

AMYRIS BIOTECHNOLOGIES, INC.
RESTATED CERTIFICATE OF INCORPORATION
(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Amyris Biotechnologies, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows.

1.The name of this corporation is Amyris Biotechnologies, Inc. and that this corporation was originally incorporated pursuant to the General Corporation Law on April 15, 2010 under the name Amyris Biotechnologies, Inc.

2.The Board of Directors of this corporation duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows.

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as set forth on Exhibit A attached hereto and incorporated herein by this reference.

3.    Exhibit A referred to above is attached hereto as Exhibit A and is hereby incorporated herein by this reference. This Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of this corporation in accordance with Section 228 of the General Corporation Law.

4.    This Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this corporation's Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this 18th day of June, 2010.
By: /s/ John Melo
John Melo, President

EXHIBIT A

AMYRIS BIOTECHNOLOGIES, INC.
RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME

The name of the corporation is Amyris, Inc. (the “Company”).
ARTICLE II: REGISTERED OFFICE
The address of the registered office of the Corporation in the State of Delaware is 3500 South Dupont Highway, in the City of Dover, County of Kent, Delaware 19901. The name of its registered agent at such address is Incorporation Services, Ltd.

ARTICLE III: PURPOSE
The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

ARTICLE IV: AUTHORIZED SHARES
The total number of shares of all classes of stock which the Corporation shall have authority to issue is (a) 70,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”), and (b) 30,963,903 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such terms, powers, preferences or rights, and the qualifications and limitations with respect thereto, as stated or expressed herein. As of the effective date of this Restated Certificate of Incorporation (this “Restated Certificate”), 9,475,000 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series A Preferred Stock”, 1,929,641 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series B Preferred Stock”, 4,700,000 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series B-1 Preferred Stock”, 4,976,000 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series C Preferred Stock”, 2,781,714 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series C-1 Preferred Stock”, and 7,101,548 shares of the authorized Preferred Stock of the Corporation are hereby designated “Series D Preferred Stock”. The following is a statement of the designations and the powers, preferences or rights, and the qualifications, limitations or restrictions thereof, in respect of each class of capital stock of the Corporation.

A.    COMMON STOCK

1.General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and privileges of the holders of the Preferred Stock set forth herein.

2.Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings). Unless required by law, there shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

B.    PREFERRED STOCK

The following rights, powers and privileges, and restrictions, qualifications and limitations, shall apply to the Preferred Stock. Unless otherwise indicated, references to “Sections” in this Part B of this Article IV refer to sections of this Part B.
1.Dividends.

a.Preferred Stock Dividends. The holders of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and Series D Preferred Stock shall be entitled to receive non-cumulative dividends, on a pari passu basis, at the rate of 8% of the Series A Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series A Preferred Stock, at the rate of 8% of the Series B Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series B Preferred Stock, at the rate of 8% of the Series B-1 Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series B-1 Preferred Stock, at the rate of 8% of the Series C Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series C Preferred Stock, at the rate of 8% of the Series C-1 Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series C-1 Preferred Stock, and at the rate of 8% of the Series D Issue Price as defined in Section 2.a. (as adjusted for any stock dividends, combinations or splits with respect to such shares) per annum for the Series D Preferred Stock, payable out of funds legally available therefor. Such dividends shall be payable only when, as, and if declared by the Board of Directors and shall be non-cumulative.

No dividends (other than those payable solely in the Common Stock of the Company) shall be paid or other distribution made on any Common Stock of the Company, or purchase, redemption or other acquisition of Common Stock for value during any fiscal year of the

Company until dividends, in the amount of 8% of the Series A Issue Price (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series A Preferred Stock, 8% of the Series B Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series B Preferred Stock, 8% of the Series B-1 Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series B-1 Preferred Stock, 8% of the Series C Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series C Preferred Stock, 8% of the Series C-1 Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series C-1 Preferred Stock, and 8% of the Series D Issue Price as defined in Section 2.a (as adjusted for any stock dividends, combinations or splits with respect to such shares) on the Series D Preferred Stock shall have been paid or declared and set apart during that fiscal year, except for:
(i)acquisitions of Common Stock by the Company pursuant to agreements which permit the Company to repurchase such shares at cost (or the lesser of cost or fair market value) upon termination of services to the Company;

(ii)acquisitions of Common Stock in exercise of the Company's right of first refusal to repurchase such shares; or

(iii)distributions to holders of Common Stock in accordance with Section 2.

b.Common Stock Dividends. In the event the Company shall declare a distribution or dividend on any Common Stock (other than dividends payable solely in Common Stock of the Company), then, in each such case, the holders of the Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Preferred Stock were the holders of the number of shares of Common Stock of the Company into which their respective shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

2.Liquidation Preference.

a.Payments to Holders of Preferred Stock. In the event of any liquidation, dissolution or winding up of the Company (a “Liquidation”), whether voluntary or involuntary, the holders of the Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and Series D Preferred Stock shall be entitled to receive, on a pari passu basis but prior and in preference to any distribution of any of the legally available assets or surplus funds of the Company to the holders of the Common Stock by reason of their ownership thereof, (i) in the case of Series A Preferred Stock, the amount of $2.174 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares, (the “Series A Issue Price”), plus all declared but unpaid dividends, on each such share then held by them, (ii) in the case of Series B Preferred Stock, the amount of $24.88 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series B Issue Price”), plus all declared but unpaid dividends, on each such share then held by them, (iii) in the case of Series B-1 Preferred Stock, the amount of $25.26 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series B-1 Issue Price”), plus all declared but unpaid dividends, on each such share then held by them, (iv) in the case of Series C Preferred Stock, the amount of $12.46 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series C Issue Price”), (v) in the case of Series C-1 Preferred Stock, the amount of $17.56 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series C-1 Issue Price”), and (vi) in the case of Series D Preferred Stock, the amount of $18.75 per share, as adjusted for any stock dividends, combinations or splits with respect to such shares (the “Series D Issue Price”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

b.Payments to Holders of Common Stock. After payment to the holders of the Preferred Stock of the amounts set forth in Section 2.a above, the entire remaining assets and funds of the Company legally available for distribution, if any, shall be distributed ratably among the holders of the Common Stock pro rata based on the number of shares of Common Stock held by each.

c.Conversion for Payments. Notwithstanding paragraphs (a) and (b) above, solely for purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive with respect to a Liquidation, each series of Preferred Stock shall be treated as if all holders of such series had converted such holder's shares of such series into shares of Common Stock immediately prior to the Liquidation if, as a result of an actual conversion of any series of Preferred Stock (including taking into account the operation of this paragraph (c) with respect to all series of Preferred Stock), holders of such series would receive (with respect to such series), in the aggregate, an amount greater than the amount that would be distributed to holders of such series if such holders had not converted such series of Preferred Stock into shares of Common Stock.

d.Deemed Liquidation. For purposes of this Section 2, (i) any acquisition of the Company by means of merger or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring company or its subsidiary (other than a transaction effected solely to reincorporate the Company in another jurisdiction) and pursuant to which the holders of the outstanding voting securities of the Company immediately prior to such consolidation, merger or other transaction fail to hold equity securities representing a majority of the voting power of the Company or surviving entity immediately following such consolidation, merger or other transaction (an “Acquisition”) or (ii) a sale of all or substantially all of the assets of the Company (an “Asset Sale”), shall be treated as a Liquidation of the Company and shall entitle the holders of Preferred Stock to receive at the closing of such transaction in cash, securities or other property (valued as provided in Section 2.e below) the amounts as specified in Section 2.a above; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the

Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof.

e.Amount Deemed Paid or Distributed. Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property. Any securities shall be valued as follows:

(i)If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing;

(ii)If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing; and

(iii)If there is no active market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company.

3.Voting Rights. Except as otherwise provided herein or as required by law, the Preferred Stock will be voted equally with the shares of the Common Stock and not as a separate class, at any annual or special meeting of stockholders of the Company, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of the Preferred Stock shall be entitled to the number of votes equal to the respective number of shares of Common Stock into which such shares of Preferred Stock could be converted immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Company. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

4.Conversion. The holders of the Preferred Stock shall have conversion rights as follows:

a.Right to Convert. Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Company or any transfer agent for such stock, into fully paid and nonassessable shares of Common Stock. The number of shares of Common Stock to which a holder of Preferred Stock shall be entitled upon conversion shall be determined by dividing the Series A Issue Price, Series B Issue Price, Series B-1 Issue Price, Series C Issue Price, Series C-1 Issue Price or Series D Issue Price, as applicable, by the conversion price for such share in effect at the time that such certificate is surrendered for conversion, and then multiplying by the number of shares of Preferred Stock being converted. The conversion price per share (the “Conversion Price”) as of the Original Issue Date (as defined below) shall be (i) for shares of Series A Preferred Stock $2.174 per share, (ii) for shares of Series B Preferred Stock shall be $22.24 per share, (iii) for shares of Series B-1 Preferred Stock shall be $22.52 per share, (iv) for shares of Series C Preferred Stock shall be $12.46 per share, (v) for shares of Series C-1 Preferred Stock, $17.56 per share, and (vi) for shares of Series D Preferred Stock, $18.75 per share, in each case each subject to adjustment as hereinafter provided.

b.Automatic Conversion.

(i)Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of stockholders holding at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of the sale of the Company's Common Stock in a firm commitment, underwritten public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), which results in aggregate proceeds to the Company (before deduction for underwriters' discounts and expenses relating to the issuance, including without limitation fees of the Company's counsel) equal to at least $30,000,000 (a “Qualified IPO”). Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(ii)Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series B Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(iii)Each share of Series B-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series B-1 Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(iv)Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series C Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(v)Each share of Series C-1 Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (i) the date specified by written consent or agreement of (A) stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class, and (B) stockholders holding at least a majority of the then outstanding shares of Series C-1 Preferred Stock, voting together as a single class, or (ii) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1.

(vi)Each share of Series D Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable Conversion Price upon the earlier to occur of (A) the date specified by written consent or agreement of stockholders holding at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class (provided that all other shares of Preferred Stock are converted into shares of Common Stock at the same time that the shares of Series D Preferred Stock are converted into shares of Common Stock), or (B) immediately upon the closing of a Qualified IPO. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 1. Notwithstanding the foregoing subclause (A), the consent of the holders of a majority of the Series D Preferred Stock shall also be required if the conversion of the shares of Series D Preferred Stock into shares of Common Stock is effected in connection with an Acquisition or Asset Sale in which the value of the consideration to be received (as determined in good faith by the Company's Board of Directors) in respect of the share or shares of Common Stock issuable upon conversion of a share of Series D Preferred Stock is less than the product of one hundred fifty percent (150%) multiplied by the Series D Issue Price.

c.Mechanics of Conversion.

(i)Except in the case of an automatic conversion pursuant to Section 4.b., before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for such stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and shall promptly pay (i) in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board as of the date of such conversion), any declared and unpaid dividends on the shares of Preferred Stock being converted and (ii) in cash (at the Common Stock's fair market value determined by the Board as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Preferred Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(ii)If the conversion is in connection with an underwritten offering of securities pursuant to the Securities Act, the conversion may, at the option of any holder tendering shares of Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock upon conversion of the Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

d.Adjustments to Conversion Price for Certain Diluting Issues.

(i)Special Definitions. For purposes of this Section 4, the following definitions apply:

(1)“Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(2)“Original Issue Date” shall mean the date on which the first share of Series D Preferred Stock is issued.

(3)“Convertible Securities” shall mean any evidences of indebtedness, shares (other than Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Series D Preferred Stock) or other securities convertible into or exchangeable for Common Stock, including securities described in Section 4.d.(i)(4).

(4)“Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 4.d(iii) deemed to be issued) by the Company after the Original Issue Date, other than shares of Common Stock issued or issuable after the Original Issue Date:

(A)upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock or Series D Preferred Stock;

(B)pursuant to or issuable upon exercise of options or warrants to purchase shares of Common stock, issued to employees, officers, directors or consultants of the Company or a subsidiary pursuant to stock option or stock purchase plans or other arrangements in each case on terms approved by at least 76% of the members of the Board of Directors of the Company;

(C)pursuant to transactions involving research or development funding, technology licensing, joint ventures, strategic alliances, partnering arrangements, bank financings or lease arrangements pursuant to agreements in each case approved by at least 76% of the members of the Board of Directors of the Company;

(D)pursuant to the acquisition of another corporation or entity by the corporation by way of merger, purchase of assets, stock for stock exchange or other reorganization or recapitalization in each case approved by at least 76% of the members of the Board of Directors of the Company;

(E)in a Qualified IPO;

(F)pursuant to a transaction described in Section 4.e or 4.f;

(G)for which adjustment of the applicable Conversion Price is made pursuant to this Section 4;

(H)pursuant to or issuable upon exercise of warrants, options or other rights to acquire securities of the Company outstanding as of the Original Issue Date and any securities issuable upon conversion thereof;

(I)pursuant to or issuable upon conversion, exchange or cancellation of shares of Amyris Brasil S.A., a majority-owned subsidiary of the Company; or

(J)upon the affirmative vote of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class on an as-if converted basis.

(ii)No Adjustment of Conversion Price. Any provision herein to the contrary notwithstanding, no adjustment in the applicable Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share (determined pursuant to Section 4.d(v) hereof) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the applicable Conversion Price in effect immediately prior to such issue.

(iii)Deemed Issue of Additional Shares of Common Stock. In the event the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities then entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(1)no further adjustments in the applicable Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(2)if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Preferred Stock);

(3)upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities;
(4)no readjustment pursuant to clause (2) or (3) above shall have the effect of increasing the applicable Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date or (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

(iv)Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company, at any time after the Original Issue Date shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 4.d(iii)) without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then, and in such event, the applicable Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issuance plus the number of such Additional Shares of Common Stock so issued. For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all shares of Preferred Stock and all outstanding Convertible Securities had been fully converted into shares of Common Stock and any outstanding warrants, outstanding options or other rights outstanding for the purchase of shares of stock or convertible securities had been fully exercised (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date. For the purposes of adjusting the applicable Conversion Price of a series of Preferred Stock, the grant, issue or sale of Additional Shares of Common consisting of the same class of security and warrants to purchase such security issued or issuable at the same price at two or more closings held within a six (6) month period shall be aggregated and shall be treated as one sale of Additional Shares of Common occurring on the earliest date on which such securities were granted, issued or sold.

(v)Determination of Consideration. For purposes of this Section 4.d, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(1)Cash and Property. Such consideration shall:

(A)insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest or declared but unpaid dividends;

(B)insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(C)in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

(2)Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 4.d(iii), relating to Options and Convertible Securities shall be determined by dividing

(A)the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by
(B)the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against the dilution) issuable upon the exercise of such Options or conversion or exchange of such Convertible Securities.

e.Adjustment of Conversion Price of Series D Preferred Stock Upon Qualified IPO. In the event of a Qualified IPO that closes (i) on or before September 30, 2010, in which the initial public offering price for the Common Stock in such Qualified IPO (the “IPO Price”) is less than the product of (a) 1.16 multiplied by (b) the Series D Preferred Stock Conversion Price then in effect, the Series D Preferred Stock Conversion Price shall be reduced to the quotient obtained by dividing (w) the IPO Price by (x) 1.16; or (ii) after September 30, 2010, in which the IPO Price is less than the product of (c) 1.30 multiplied by (d) the Series D Preferred Stock Conversion Price then in effect, the Series D Preferred Stock Conversion Price shall be reduced to the quotient obtained by dividing (y) the IPO Price by (z) 1.30.

f.Adjustments for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Company at any time or from time to time after the Original Issue Date shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the conversion price for any series of Preferred Stock in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

g.Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of any series of Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 4.e above or a merger or other reorganization referred to in Section 2.d above), the Conversion Price for any series of Preferred Stock then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Preferred Stock immediately before that change, respectively.
h.Certificates as to Adjustments. Upon the occurrence of each adjustment or readjustment of any conversion price pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate executed by the Company's President, Chief Financial Officer or a Vice President setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the conversion price for such series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock.

i.Notices of Record Date. In the event that the Company shall propose at any time (i) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus, (ii) a Liquidation or any voluntary or involuntary dissolution or winding up of the Company, or (iii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights, then, in connection with each such event, unless otherwise waived by a majority of Preferred Stock, the Company shall send to the holders of Preferred Stock at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend, distribution, Liquidation, dissolution, winding up or subscription rights.

j.Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate.

k.Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

l.Notices. Any notice required by the provisions of this Section 4 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Company.

5.Board Representation. In addition to the rights of the holders of Preferred Stock to vote on an as converted basis with holders of Common Stock pursuant to Section 3 above, with respect to election of directors:

a.For so long as any shares of Series A Preferred Stock remain outstanding, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect three (3) members of the Board of Directors (each a “Series A Director”) at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. Notwithstanding the foregoing, the right of the holders of Series A Preferred Stock to elect the Series A Directors shall terminate upon the earliest to occur of the following: (i) an Acquisition; or (ii) an Asset Sale.

b.The holders of Series D Preferred Stock, voting as a separate class, shall be entitled to elect one (1) member of the Board of Directors (the “Series D Director”) at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. Notwithstanding the foregoing, the right of the holders of Series D Preferred Stock to elect the Series D Director shall terminate upon the earliest to occur of the following: (i) such time as the Investor (as defined in that certain Series D Preferred Stock Purchase Agreement dated on or about the date of filing of this Restated Certificate by and between the Company and the Investor (the “Purchase Agreement”)), together with its Affiliates (as defined below), holds less than fifty percent (50%) of the shares of Series D Preferred Stock purchased by it pursuant to the Purchase Agreement; (ii) an Acquisition; or (iii) an Asset Sale. “Affiliate” means with respect to a Person (as defined below), any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such first Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” mean (x) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise, or (y) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a Person. “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

c.The holders of Common Stock, voting as a separate class, shall be entitled to elect two (2) members of the Board of Directors (each a “Common Director”) at each meeting or pursuant to each consent of the Company's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

d.The holders of Preferred Stock and the holders of Common Stock, voting together as a single class on an as-if converted basis, shall be entitled to elect any additional members of the Board of Directors (each an “Independent Director”), and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors.

6.Redemption. The Preferred Stock shall not be redeemable.

7.Restrictions and Limitations. So long as at least 20% of the shares of the Preferred Stock sold by the Company (as adjusted for stock splits, dividends, combinations,

recapitalizations and the like) remain outstanding, consent of the holders of at least the majority of the then outstanding shares of Preferred Stock shall be required for any action that (whether by amendment, merger, reorganization or otherwise):

a.alters or changes the powers, preferences or rights of the Common Stock or the Preferred Stock,

b.increases or decreases the authorized number of shares of Common or Preferred Stock,

c.creates (whether by amendment, merger, reorganization or otherwise) any new class or series of shares having powers, preferences or rights senior to or on a parity with the Preferred Stock,

d.results in the redemption of any shares of Preferred Stock or Common Stock (other than pursuant to equity incentive agreements with employees and other service providers giving the Company the right to repurchase shares upon the termination of employment or such other service relationship, at their original cost),

e.results in a Liquidation or other corporate reorganization, including any reorganization or other transaction involving any parent or subsidiary of the Company,

f.amends or waives any provision of the Company's certificate of incorporation or bylaws,

g.increases or decreases the authorized size of the Company's Board of Directors, or

h.results in the payment or declaration of any dividend on any shares of Common or Preferred Stock.

8.Further Restrictions and Limitations. So long as at least 50% of the shares of the Series D Preferred Stock sold by the Company (as adjusted for stock splits, dividends, combinations, recapitalizations and the like with respect to such shares) remain outstanding, consent of the holders of at least the majority of the then outstanding shares of the Series D Preferred Stock shall be required for any action that (whether by amendment, merger, reorganization or otherwise):

a.approves or permits the approval of a “drag-along” provision, or any provision that functions as a “drag-along” that would require the holders of Series D Preferred Stock to vote in favor of or otherwise support an Acquisition or Asset Sale,

b.amends, alters or changes the powers, preferences or rights of the Series D Preferred Stock (provided that the creation (whether by amendment, merger, reorganization or otherwise) of any new class or series of shares having powers, preferences or rights on parity with the Series D Preferred Stock shall not constitute an amendment, alteration or change of the powers, preferences or rights of the Series D Preferred Stock),

c.increases the number of authorized shares of Series D Preferred Stock,

d.creates (whether by amendment, merger, reorganization or otherwise) any new class or series of shares having powers, preferences or rights senior to the Series D Preferred Stock, or

e.results in the redemption of any shares of Preferred Stock or Common Stock (other than (i) pursuant to equity incentive agreements with employees and other service providers giving the Company the right to repurchase shares upon the termination of employment or such other service relationship, at their original cost, or (ii) repurchases or redemptions of shares from any founder or service provider upon terms approved by the Company's Board of Directors),

f.increases the authorized size of the Board of Directors to more than eleven (11) members,

9.No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Company by reason of redemption, purchase, conversion, or otherwise shall be reissued; and, in addition, the certificate of incorporation shall be appropriately amended to effect the corresponding reduction in the Company's authorized stock.

ARTICLE V: PREEMPTIVE RIGHTS.
No stockholder of the Corporation shall have a right to purchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such a right may from time to time be set forth in a written agreement between the Corporation and any stockholder.
ARTICLE VI: STOCK REPURCHASES.
In connection with repurchases by the Corporation of its Common Stock from Service Providers pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, Sections 502 and 503 of the Corporations Code of the State of California shall not apply in all or in part with respect to such repurchases.
ARTICLE VII: BYLAW PROVISIONS.
A.    AMENDMENT OF BYLAWS. Subject to any additional vote required by the Restated Certificate or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.
B.    NUMBER OF DIRECTORS. Subject to any additional vote required by the Restated Certificate, the number of directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation.

C.    BALLOT. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.
D.    MEETINGS AND BOOKS. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.
ARTICLE VIII: DIRECTOR LIABILITY.
A.    LIMITATION. To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended. Any repeal or modification of the foregoing provisions of this Article VIII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.
B.    INDEMNIFICATION. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which General Corporation Law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.
C.    MODIFICATION. Any amendment, repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.
ARTICLE IX: CREDITOR AND STOCKHOLDER COMPROMISES
Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of §291 of Title 8 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under §279 of Title 8 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
* * * * *

EXHIBIT D

RECIPIENT CHANGE REQUEST QUESTIONNAIRE

RECIPIENT CHANGE REQUEST QUESTIONNAIRE

Recipient Name: Amyris Biotechnologies, Inc.
Address: 5885 Hollis Street, Suite 100, Emeryville, CA 94608
Principal Investigator: Neil Renninger
DOE Award #: DE-EE0002869
Type of Award: XX Competitive (FOA #DE-FOA-0000096) (Check one) __ Congressionally Directed Project (CDP#_________) __ Unsolicited Proposal

Primary Nature of the Project: __ Education and Outreach (Check one) __ Research and Development XX Demonstration or Commercialization
Date of Selection for Negotiation of Award: December 4, 2009
Date of Award: December 28, 2009
Date of event precipitating the need for this change request: June 10, 2010

Approximate percentage of project completed to date: 40% (based on projected duration)
Total amount of award (total project cost): $24,341,409.00 ($34,932,999.00)
Required Cost Share Percentage: 29.6%
List any other DOE Financial Assistance Awards or DOE Contracts currently held by Recipient: Subcontract ZFT-0-40623-01 under prime contract number DE-AC36-08GO28308.

Proposed Transferee: Amyris, Inc.
Address: 5885 Hollis Street, Suite 100, Emeryville, CA 94608
Principal Investigator: Neil Renninger

"Recipient"    = the existing awardee or entity selected for negotiation of award

"Proposed Transferee"    = the entity agreeing to perform the award and accept the Recipient's rights and responsibilities under the DOE Award

1.	Please describe, in detail, the reason for the requested transfer of the DOE Award from Recipient to Proposed Transferee (attach additional pages if necessary):

Amyris Biotechnologies, Inc., a California corporation, WAS reincorporated in Delaware as Amyris Biotechnologies, Inc., a Delaware corporation, in connection with the company's initial public offering. There was no change in ownership of the company. The reincorporation was accomplished effective June 10, 2010, and name change of the surviving Delaware entity (from Amyris Biotechnologies, Inc. to Amyris, Inc.) was completed effective June 21, 2010.

2.	Please describe any financial considerations (including, for example, threat of bankruptcy) that are contributing to the reason for the requested transfer:

Amyris reincorporated in Delaware in connection with its initial public offering, which closed in September 2010. There were no financial considerations that contributed to the subsequent change in the name of the company.

3.	What is the existing legal relationship between the Recipient and the Proposed Transferee
(Check all that apply):

___    Unrelated entities (e.g. no common owner(s), assets, or employees)

___    Parent: __________ Subsidiary: ___________ % Owned: ____
(Please specify which entity is parent and which entity is Subsidiary)

___    Joint venture partner. Please describe the nature of the joint venture: ___________________

___    Proposed Transferee does not yet exist. Please note details re: formation of proposed Transferee,
e.g. formation date, founder, and reason for the formation of the Proposed Transferee:

XX    Recipient is legally changing name to Amyris, Inc., but no assets, stock, employees, or other ownership interests are changing. Effective date of name change is: June 21, 2010

*Attach a certified copy of the document effecting the name change.

XX    Recipient and Proposed Transferee are Associate or Affiliate Companies (e.g., common owner(s), assets or employees)

___    Proposed Transferee is a sub-recipient under the award.

___    Proposed Transferee is a vendor tinder the award.

XX    Other, please describe:

Above answers reflect a reincorporation of the Recipient in Delaware (from California) and a subsequent name change. Copies of the Certificate of Merger (Reincorporation) and Restated Certificate of
Incorporation (name change) are attached for reference.

4.	What type of agreement has been or will be executed between the Recipient and the Proposed
Transferee that is precipitating the request for n change to the DOE Award:

___	Acquisition - of Recipient by Proposed Transferee

(Purchase of all assets and liabilities; Requiring company continues to function and acquired company ceases to exist)

___    Asset Sale - from Recipient to Proposed Transferee

(No liabilities transferred, e.g. liquidation pursuant to bankruptcy)

XX     Merger - of Recipient and Proposed Transferee

(Exchange of stock between Recipient and another company resulting in a single company, the
Proposed Transferee, replacing both of the old companies)

___    Consolidation - of Recipient into Proposed Transferee

(All assets and liabilities of Recipient are absorbed by Proposed Transferee and Proposed
Transferee retains original identity)

___    Downstream Merger - of Recipient into Proposed Transferee

(Partially owned subsidiary takes over its parent company)

XX    No agreement will be executed because Proposed Transferee is not a legally separate entity from
Recipient and Recipient is only changing !lame to that of Proposed Transferee.

___    Assignment and Assumption of Award Agreement from Recipient to Sub-Recipient

XX     Other, please explain: Above answers reflect a reincorporation of the Recipient in Delaware (from
California) and a subsequent name change. Copies of the Certificate of Merger (Reincorporation)
and Restated Certificate of Incorporation (name change) are attached for reference

5.	Are there any Assets, stock, or ownership interests being sold or transferred to any person or entity other than the Proposed Transferee:

___    Yes             XX No            ___ N/A

6.	Will the indirect cost rates change as a result of the transfer of the award from the Recipient to the Proposed Transferee:

___    Yes             XX No

7.	Please provide (he following information:

Actual Federal Share Spent, As of Oct 31, 2010	Cost Share Accrued As of Oct 31, 2010
$7,587,029	$3,482,977

DUNS # of Proposed Transferee: 185930182

Taxpayer ID (TIN) of Proposed Transferee: 55-0856151

8.	Attach any diagrams depicting the existing and/or restructured relationship between the Recipient and the Proposed Transferee.

Not applicable

9.
Attach a list of assets related to the Award (including any Intellectual Property, cash or cash equivalents, service agreements, sublease agreements, and transferred licenses) that have been or are being transferred between the Recipient find the Proposed Transferee.

Any and all assets of the Recipient, related to the award or otherwise, are now owned by the Transferee.

10. Attach a certified copy of the Proposed Transferee's formation documentation (e.g. Certificate of
Incorporation or Organization).

Copy of Restated Certificate of Incorporation of Amyris, Inc. attached.

11.
Attach a copy of the instrument(s) effecting the transfer of assets from the Recipient to the Proposed Transferee (e.g., bill of sale, certificate of merger, contract, deed, agreement, court decree, etc.)

Copies of the Agreement and Plan of Merger (Reincorporation), Certificate of Merger
(Reincorporation) and Restated Certificate of Incorporation (name change) are attached for reference.

I am a duly authorized representative of the Recipient and I certify that the answers above are correct to the best of my knowledge.

/s/ Tamara Tompkins                    December 17, 2010
(Signature of Authorized Official)            Date

Recipient/Transferor

Printed Name of Official: Tamara Tompkins

Title: SVP, General Counsel and Secretary

I am a duly authorized Representative of the Proposed Transferee and I certify that i have reviewed and agree with the Recipients' answers contained in the questionnaire.

/s/ Tamara Tompkins                    December 17, 2010
(Signature of Authorized Official)            Date

Proposed Transferee

Printed Name of Official: Tamara Tompkins

Title: SVP, General Counsel and Secretary

EXHIBIT E

LEGAL OPINION LETTER DATED NOVEMBER 8, 2011

November 8, 2011

Jon Olsen
Contracting Officer
U.S. Department of Energy
Golden Field Office
1617 Cole Boulevard
Golden, CO 80401

RE: Opinion Letter - Amyris Reincorporation & Name Change

Dear Mr. Olsen,

Pursuant to your request in relation to the Department oF Energy formally recognizing Amyris, Inc. as the successor in interest to Amyris Biotechnologies, Inc., the recipient of that certain Department of Energy Award under Cooperative agreement Number DE-EE0002869 (the "Award"), on behalf of Amyris, Inc., the undersigned, EVP, General Counsel and Secretary of Amyris, Inc., hereby warrants and represents the following facts:

1.
That upon a merger of amyris Biotechnologies, Inc., a California corporation ("Amyris California") with and into amyris, Inc., a Delaware corporation ("Amyris Delaware") in connection with a reincorporation of Amyris California in the State of Delaware (the "Reincorporation") as part of an initial public offering of Amyris Delaware assumed all rights and obligations of Amyris California by operation of law;

2.
Amyris Delaware has the same Employer Identification Number as Amyris California, is engaged in essentially the same business activities as Amyris California was, and is otherwise the same enterprise in all material respects (other than the jurisdiction of incorporation and changes in the charter and similar documents necessitated by the Reincorporation and IPO);

3.
The merger of Amyris California and into Amyris Delaware was effected in accordance with applicable law and was effective on the date set forth in Certificate of Merger, a copy of which was previously provided to you; and as, a result of that merger, Amyris California no longer exists as a legal entity;

4.
The merger of Amyris California into Amyris Delaware did not itself result in any significant change to finances, assets, key personnel or other aspects of the business conducted by Amyris California and assumed by Amyris Delaware; and Amyris Delaware was, and continues to be, in substantially the same or better position to perform the Award as was Amyris California; and

5.
There have been no material changes in ownership of Amyris Delaware, such that it is still an eligible entity under the original requirements of the Funding Opportunity Announcement under which the Award was made.

Sincerely,

/s/ Tamara L. Tompkins
Tamara L. Tompkins
EVP, General Counsel & Secretary

ASSISTANCE AGREEMENT
1. Award No. DE-EE0002869	2. Modification No. 008	3. Effective Date 12/28/2009	4. CFDA No. 81.087
5. Awarded To AMYRIS, INC. Attn: NEIL RENNINGER 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	6. Sponsoring Office Energy Effcy & Renewable Energy	7. Period of Performance 12/28/2009 through 12/31/2012
8. Type of Agreement _ Grant x Cooperative Agreement _ Other	9. Authority 109-58 Energy Policy Act (2005) 111-5 Recovery Act (2009)	10. Purchase Request or Funding Document No. 12EE003800
11. Remittance Address	12. Total Amount	13. Funds Obligated
AMYRIS, INC. Attn: NEIL RENNINGER 5885 HOLLIS STREET SUITE 100 EMERYVILLE CA 946082059	Govt. Share: $ 24,341,409.00 Cost Share: $ 10,591,590.00 Total: $ 34,932,999.00	This action: $0.00 Total: $24,341,409.00
14. Principal Investigator Todd Pray Phone: 510-740-7441	15. Program Manager Bryna E. Berendzen Phone: 720-356-1442	16. Administrator Golden Field Office U.S. Department of Energy Golden Field Office 1617 Cole Blvd. Golden CO 80401-3393
17. Submit Payment Requests To OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	18. Paying Office OR for Golden U.S. Department of Energy Oak Ridge Financial Service Center P.O. Box 4517 Oak Ridge TN 37831	19. Submit Reports To
20. Accounting and Appropriation Data See Schedule
21. Research Title and/or Description of Project RECOVERY ACT: SCALE-UP & MOBILIZATION OF RENEWABLE DIESEL & CHEMICAL PRODUCTION FROM COMMON INTERMEDIATE USING US-BASED FERMENTABLE SUGAR FEEDSTOCKS
For the Recipient	For the United States of America
22. Signature of Person Authorized to Sign	25. Signature of Grants/Agreements Officer Signature on File
23. Name and Title	24. Date Signed	26. Name of Officer Jon F. Olsen	27. Date Signed 07/10/2012

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/008			PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR AMYRIS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DUNS Number: 185930182

The purpose of this modification is to revise the budgets for Phase 1 and Phase 2. Accordingly, the following changes are made:

1) Extend the Period of Performance end date, as noted in Block 7;

2) Delete and replace Attachment #2, Statement of Project Objectives;

3) Delete and replace Attachment #4, Budget Information;All others and conditions remain unchanged.

4) In the Special Terms and Conditions, change the following:
     a) Delete and replace Provision 2, "Award Agreement Terms and Conditions";
     b) Delete and replace Provision 4, "Award Project Period and Budget Periods";
     c) Delete and replace Provision 5, "Payment Procedures";
     d) Delete and replace Provision 6, "Cost Sharing";
     e) Delete and replace Provision 15, "Intellectual Property Provisions and Contact Information";
     f) Add Provision 32, "Subcontractor Approvals", and

5) Update the Recipient Principal Investigator, as noted below and in Block 14 of the Assistance Agreement.

All other terms and conditions remain unchanged.

In Block 7 of the Assistance Agreement, the Period of Performance reflects the beginning of the Project Period through the end of the current Budget Period.

The total amounts reflected in Blocks 12 and 13 of the Assistance Agreement do not include the Federally Funded Research and Development Center (FFRDC) funding amount of $658,591, which is funded directly during Phase 2.

DOE Award Administrator: Brenda Dias
E-mail: brenda.dias@go.doe.gov
Phone: 720-356-1519
Continued...

JULY 2004

CONTINUATION SHEET		REFERENCE NO. OF DOCUMENT BEING CONTINUED DE-EE0002869/008			PAGE 3 OF 3

NAME OF OFFEROR OR CONTRACTOR AMYRIS, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

DOE Project Officer: Bryna Berendzen
E-mail: bryna.berendzen@go.doe.gov
Phone: 720-356-1442

Recipient Business Officer: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

Recipient Principal Investigator: Todd Pray
E-mail: pray@amyris.com
Phone: 510-740-7441

“Electronic signature or signatures as used in this document means a method of signing an electronic message that--

(A) Identifies and authenticates a particular person as the source of the electronic message;
(B) Indicates such person's approval of the information contained in the electronic message; and,
(C) Submission via FedConnect constitutes electronically signed documents.”
ASAP: NO: STD IMMEDIATE Extent Competed: COMPETED
Davis-Bacon Act: YES

JULY 2004

DE-EE0002869/008
Attachment #2

STATEMENT OF PROJECT OBJECTIVES

Amyris Biotechnologies, Inc.
Recovery Act: Scale-up and Mobilization of Renewable Diesel and Chemical Production from Common
Intermediate using US-based Fermentable Sugar Feedstocks

A. PROJECT OBJECTIVES

The Amyris pilot-scale Integrated Biorefinery (IBR) will leverage and upgrade Amyris's existing Emeryville, California pilot plant and support labs to develop US-based production capabilities for No Compromise® renewable diesel fuel and petrochemical substitutes such as lubricants and polymers. These products will be derived semi-synthetically from high-impact biomass feedstocks via microbial fermentation to the same 15- carbon isoprenoid intermediate and subsequent chemical finishing. In particular, Amyris will adapt its current sugarcane juice-based processes to instead utilize sweet sorghum juice and lignocellulosic sugars as a domestic feedstock alternative. To this end, the Amyris IBR team will prepare standard operating procedures (SOPs) for diesel and chemical manufacturing from sweet sorghum, and potentially other high-impact feedstocks, at pilot scale. This will enable robust ongoing techno-economic analysis (TEA), regulatory approvals, and a conceptual design for demonstration- and commercial-scale manufacturing facilities at project closure.

B. PROJECT SCOPE

The primary product of the Amyris IBR is Amyris Renewable Diesel. Secondary products will include lubricants, polymers and other petro-chemical substitutes -- in particular, plasticizers present a significant opportunity as a polymer component used at very high percentages in bulk plastics. Amyris and its project partners will execute on a rapid project to integrate and leverage their collective expertise to enable the conversion of high-impact biomass feedstocks to these advanced, infrastructure-compatible fuel and chemical products. Amyris will perform large scale contract manufacturing for process and product testing to support regulatory and end-user acceptance for domestic production and utilization. Amyris will double the fermentation capacity at its pilot plant and add significant functionality to enable more flexible sugar-stream handling and product finishing unit operations.

For Amyris's IBR project the key feedstock focus will be the utilization of sweet sorghum in collaboration with project partners. The team will plant and harvest sweet sorghum within existing agricultural footprints, concentrate juice to syrup and ship syrup to Amyris and bagasse to Amyris's pretreatment partner. Sweet sorghum bagasse pretreatment conditions will be developed first at lab scale and then at pilot scale, based on feedback from Amyris regarding fermentation performance using different bagasse-derived sugar streams. Other lignocellulosic sugar streams are options as well, either as risk mitigation for sweet sorghum or as feedstock alternatives once sweet sorghum has been validated. Continuing to use its defined media and cane juice-based fermentation processing as reference points, Amyris will optimize sweet sorghum juice- and lignocellulosic sugar-based C15 production in its pilot plant and support labs using its suite of C6 sugar-utilizing Saccharomyces cerevisiae yeast strains. For downstream integration with product finishing and to utilize unfermented C5 sugars from bagasse, fermentation effluent vinasse will be treated by anaerobic digestion for biogas production. Biogas cleanup procedures will be developed and modeled for production of highly pure methane for conversion to hydrogen - a key component for Amyris product finishing - via steam-methane reformation.

Development of alternative products, in addition to diesel, is a core focus of the Amyris IBR project, with both scale-up efforts relying on a robust TEA. Amyris will leverage a variety of vendors with expertise in large-scale production and fuel and chemical product testing to support product acceptance objectives. Supplementing existing product approvals from 20% Amyris Diesel to higher blend percentages and additional products is a focus area. Finally, readying Amyris from a regulatory standpoint for domestic manufacturing will be a component of this IBR project.

C. TASKS TO BE PERFORMED

Task A.0 Amyris Pilot Plant Upgrades and Operations
Unit operation upgrades and capacity augmentation for both fermentation and chemical processing at Amyris's existing Emeryville pilot plant form a core component of this IBR project. During the two budget periods of the project Amyris will leverage its experience in pilot plant design, construction and operation to rapidly execute with minimal incremental permitting required. In particular, Amyris anticipates little or no downtime of ongoing pilot operations during upgrade design and installation.

Subtask A.1 Amyris pilot plant upgrade design and approvals (Phase 1)
Amyris has scoped initial facility design and will rapidly move to complete this effort. Equipment has already been selected and a general contractor has been engaged. Working with the Department of Energy (DOE) Amyris will adapt a risk management plan from the original construction and initial start-up of the pilot plant in 2008 and ensure that necessary permitting is completed. During the design phase Amyris' pilot plant will continue to operate with current capacity using defined media and real-world feedstocks, such as cane syrup, in order to prototype and develop standard operating procedures (SOPs) and performance metrics for adaptation to sorghum utilization.

Subtask A.2 Amyris pilot plant upgrade installation (Phase 2)
This subtask will include construction and installation activities. Fermentors have the longest lead time and will most likely require nine months for delivery. Other unit operations for downstream processing and upstream feedstock handling will be installed earlier and as delivered pending construction completion in relevant process areas. Amyris's pilot plant will begin handling sweet sorghum-derived feedstreams from a contractor to develop early benchmark data and validate performance targets. During the course of upgrading the pilot plant facility, Amyris will continue ongoing operations and prototyping with defined media and cane-derived feedstreams to simulate and facilitate conversion of sorghum sugars to finished products. This will be accomplished using Amyris's existing pilot plant capacity and by integrating with additional unit operations as they come online.

Subtask A.3 Post-upgrade Amyris pilot plant operations (Phase 2)
Following installation and commissioning of pilot plant upgrades, Amyris will operate the pilot plant to produce comprehensive technical, operating and financial data facilitating conceptual design of a demonstration or commercial scale facility acceptable to DOE.

In addition to developing sweet sorghum pilot scale data, this operations phase will include continuing work with simulated sorghum juice (defined media) and cane-derived feedstreams to maintain reference processes in which the Amyris team has demonstrated consistent performance both in terms of communication and reporting.

Current in-process controls and SOPs will be expanded upon to ensure continued robust data collection and safe operations, leading to enabling data for the design of a US commercial plant using sweet sorghum or other highimpact feedstocks.

Task B.0 Scale-up and economic analysis of Amyris diesel production from sweet sorghum
To complement the pilot plant upgrades and operations in Task 1, Amyris and partners will focus significant effort on process optimization and integration from feedstock to final diesel product finishing processes and waste treatment.

Subtask B.1 Sweet sorghum development, syrup and bagasse production (Phase 1-2)
Amyris's partner will provide both sweet sorghum bagasse and syrup to support integrated processing to Amyris Renewable Diesel. This feedstock partner will manage all aspects of feedstock development and handling including land management, planting within existing agricultural footprints, harvesting, bagasse drying and juice concentration to syrup. They will ship syrup samples to Amyris and will also ship chopped and dried bagasse for lignocellulosic biomass pre-treatment to Amyris's pre-treatment partner.

Subtask B.2 Lignocellulosic pre-treatment development and scale-up (Phase 2)
Following receipt of dried, chopped biomass from sweet sorghum or other feedstocks Amyris's pretreatment partner will undertake three key research and development and scale-up activities. First, they will perform wet chemical compositional analysis of each biomass lot. Second, the partner will undertake parametric pilot-scale pretreatment studies to determine the effect of varying pretreatment conditions on hemi-cellulose conversion yields, enzymatic cellulose digestibility and fermentation performance at Amyris. Third, they will perform pilotscale pretreatment and enzymatic hydrolysis campaigns to produce concentrated sugar solutions. These sugar streams will be shipped to Amyris for fermentation and downstream process performance testing and scale-up.

Subtask B.3 Fermentation scale-up (Phase 1-2) Utilization of sugar streams from such sources as lignocellulosic bagasse and sweet sorghum syrup, as well as other potential feedstocks will result in significant need for medium optimization. This includes optimization of pre-treatment steps to precipitate undesired species, removal of particulates, and sterilization of the medium, as well as supplementation of trace nutrients needed for cost-effective gains in fermentation yield. Additionally, converting current processes to use syrup and lignocellulosic fermentable sugars will likely require significant changes to pre-fermentation handling of sugar streams as well as to operating conditions for fermentation itself.

Initially Amyris will acquire baseline fermentation process data using sweet sorghum syrup and bagasse sugar streams, along with defined and cane-derived media, in its support labs. Later in the project Amyris will develop sweet sorghum SOPs for comparison to cane-based media performance in terms of product yield and sugar utilization rates. Throughout the project Amyris will test S. cerevisiae yeast strains to monitor relative and absolute performance comparing production from defined, cane-derived and sweet sorghum-based media.

Subtask B.4 Anaerobic digestion development and hydrogen production (Phase 2)
In collaboration with partners, Amyris will develop and optimize an integrated hydrogen production process to utilize residual unfermented C5 sugars from fermentation effluent. This effluent, vinasse, will be exposed to one or two anaerobic digestion conditions for biogas production. Amyris will then lead collaborative efforts to develop and model proper biogas cleanup procedures to ensure effective conversion of methane to hydrogen via steam methane reforming.

Subtask B.5 Recovery, purification and diesel finishing scale-up (Phase 1-2)
Recovery yield and purity indicators will drive scale-up and process optimization for isolation of the waterimmiscible C15 isoprenoid oil phase from fermentation broth aqueous phase and solids components. Various product recovery unit operations will be adapted from defined media and cane syrup-based fermentation recovery processes and tested with sorghum syrup and bagasse sugar-derived media. Amyris will first focus on developing baseline recovery data from sorghum media relative to defined and cane based fermentations. Later, Amyris will optimize and scale robust recovery processes with sorghum or other feedstocks.

The current base-case chemical finishing process for Amyris Diesel is catalytic hydrogenation of the C15 fermentation intermediate. Product yields are high under current process conditions, and the Amyris team will validate that sweet sorghum utilization in fermentation does not result in degradation of hydrogenation specificity and yield via impurities carried over from recovery. In addition, process engineering expertise will be required to test and ensure that potential impurities identified during biogas clean-up and hydrogen production do not impact final Amyris Diesel quality or cost.

Subtask B.6 TEA and LCA for Amyris Diesel production (Phase 1-2)
Amyris will lead efforts to merge pre-treatment process models with sugar-to-diesel conversion for an overall TEA of the integrated process for sweet sorghum conversion to Amyris Diesel using Aspen Plus and other software tools. In addition, life cycle analyses (LCA) will be further refined to reflect up-to-date process configuration and conceptual designs for commercial scale production.

Task C.0 Development and scale-up of value-added products from diesel fermentation intermediate
The third task in this project focuses on the use of the C15 isoprenoid fermentation product used for diesel production as a raw material for the synthesis of a number of large-market, high-value chemicals. The work required in this task will be divided into the following sections:

Subtask C.1 Laboratory-scale development and chemical product synthesis (Phase 1-2)
High-volume or high-value market needs that are amenable to solutions using the C15 isoprenoid fermentation product will be identified. Scientific literature searches will be continuously performed to determine prior art for candidate product molecules. If patented, Amyris will evaluate whether these patents and patent applications would pose freedom to operate issues to Amyris. Screening experiments on a small (e.g. grams or less) scale will be used to identify an effective (but not necessarily optimum) synthesis and a full characterization of the product. The initial synthesis may have to be scaled up to tens of grams depending on the sample amounts required for any performance testing. Design and initial synthesis of a target product will be followed by comprehensive product and byproduct characterization and application-related product property testing. In particular, plasticizers are contemplated as a key focus in Phase 2 as high-volume, value-add complements to Amyris Diesel production.

Subtask C.2 Mid-scale synthesis and characterization (Phase 2)
Initial scale-up/optimization will be accomplished by using statistical design of experiments to identify and optimize the important process variables with a minimum number of experiments. This will provide an optimized scaled process for each candidate chemical product that will allow for a preliminary cost assessment, a safety evaluation and a process design that can be the basis of preparing a SOP for technology transfer to the pilot plant. In addition, it will provide large scale samples for more thorough characterization of product properties and sampling to potential customers, for their preliminary application testing, if applicable.

Subtask C.3 Pilot-scale production and chemical process technoeconomics (Phase 2)
Pre-pilot chemical product scale-up support efforts will comprise determining how the process described performs at scale and the collection of engineering data for plant design and process economics. It will also enable the pilotscale in-house manufacture of quantities of product suitable for larger scale customer sampling. For any unit operations beyond the capabilities of the pilot plant Amyris IBR will rely on specialized contract research organizations offering custom synthesis and scale-up services.

The final phase of new chemical product development would be initiated by a reevaluation of project justification, cost scenarios and market status. These would build upon modeling throughout the project life span that is refined as data becomes available. The final outcome would indicate whether a toll manufacturing option or in house manufacture would be preferable. Either scenario would require preparation of the appropriate engineering data packages, preliminary commercial scale process design and costing and Capital Expenditure/Operating Expenditure assessments to integrate with the Amyris Diesel TEA and LCA performed in Task B.6.

Task D.0 Regulatory and end-user process and product acceptance
The establishment of market readiness for Amyris Diesel and chemical products is an essential component of the IBR project.

Subtask D.1 Fuel product approval and acceptance (Phase 1-2)
Under the scope of this project, registration of higher diesel fuel blend ratios (above the current Environmental Protection Agency (EPA) registration at 20% Amyris Diesel) will be pursued. Amyris will perform contract manufacturing and third-party laboratory testing to validate product properties and determine potential toxicity of chemical substances under EPA test procedures, fuel properties and combustion effects. Additional toxicity data collection will include occupational exposure risk assessment, if necessary.

Subtask D.2 Chemical product approval and acceptance (Phase 1-2)
Chemical registration dossiers for selected products, either as new products or bio-derived product equivalents will be submitted to EPA for pre-manufacture notice and to fulfill the reporting requirements of EPA under the North American Free Trade Agreement Chemical Assessment and Management Program obligations. Amyris will use contract manufacturing for volume production required for product acceptance testing and validation by potential end-users, contract laboratories, and regulatory agencies.

Subtask D.3 Use approvals for genetically modified microbes (Phase 1-2)
During the course of the IBR project Amyris will develop the strategy and data required to submit a microbial commercial activity notice (MCAN) for use of genetically modified microorganisms (GMM) in commercial US production.

Subtask D.4 Commercial production process approvals and acceptance (Phase 1-2)
During the course of the IBR project Amyris will develop and refine the path for commercial process and installation approvals, including any National Environmental Policy Act (NEPA), state or local regulations governing chemical manufacturing. Amyris will focus on states such as Hawaii, Florida, California, Louisiana and Alabama as potential sites for early US production from sweet sorghum and other feedstocks.

Task E.0 Project Management and Reporting (Phase 1-2)
Management of the timelines and key decision points will be monitored by Amyris using the Earned Value system using percentage completion of each task as a monthly performance-to-plan metric. A detailed baseline plan will be developed with project partners, and progress will be monitored using task start and finish dates to identify variance, major performance issues, key risks to completion, and to enable more accurate forecasting in later quarters. Linkage between task completion and project expenditures will be accomplished using project based accounting.

Applicant Name: Amyris, Inc.        Award Number: DE-EE0002869/008        Attachment #4

BUDGET INFORMATION - NON CONSTRUCTION PROGRAMS

OMB Approval No. 0348-044

Section A - Budget Summary
		Estimated Unobligated Funds		New or Revised Budget
Grant Program Function or Activity (a)	Catalog of Federal Domestic Assistance Number (b)	Federal (c)	Non-Federal (d)	Federal (e)	Non-Federal (f)	Total (g)
1. Phase 1				$3,008,260	$1,702,920	$4,711,180
2. Phase 2				$21,991,740	$8,230,079	$30,221,819
3.
4.
5. Totals		$—	$—	$25,000,000	$9,932,999	$34,932,999
Section B - Budget Categories
6. Object Class Categories		Grant Program, Function or Activity
		(1) Phase 1	(2) Phase 2			Total (5)
a. Personnel		$1,342,119	$7,245,746			$8,587,865
b. Fringe Benefits		$289,629	$1,563,632			$1,853,261
c. Travel		$9,168	$18,064			$27,232
d. Equipment		$592,541	$1,925,314			$2,517,855
e. Supplies		$209,745	$2,074,668			$2,284,413
f. Contractual		$84,772	$5,446,373			$5,531,145
g. Construction		$—	$—			$—
h. Other		$304,239	$1,803,978			$2,108,217
i. Total Direct Charges (sum of 6a-6h)		$2,832,213	$20,077,775			$22,909,988
j. Indirect Charges		$1,878,967	$10,144,044			$12,023,011
k. Totals (sum of 6i-6j)		$4,711,180	$30,221,819			$34,932,999

7. Program Income		$—	$—			$—

SF-424A (Rev. 4-92)
Prescribed by OMB Circular A-102

Previous Edition Usable            Authorized for Local Reproduction

DE-EE0002869/008
SPECIAL TERMS AND CONDITIONS

Table of Contents

Number	Subject Page

1.	RESOLUTION OF CONFLICTING CONDITIONS 2

2.	AWARD AGREEMENT TERMS AND CONDITIONS 2

3.	ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS 2

4.	AWARD PROJECT PERIOD AND BUDGET PERIODS 2

5.	PAYMENT PROCEDURES 3

6.	COST SHARING 4

7.	REBUDGETING AND RECOVERY OF INDIRECT COSTS 5

8.	FINAL INCURRED COST AUDIT 5

9.	STATEMENT OF FEDERAL STEWARDSHIP 5

10.	STATEMENT OF SUBSTANTIAL INVOLVEMENT 5

11.	SITE VISITS 6

12.	REPORTING REQUIREMENTS 7

13.	PUBLICATIONS 7

14.	FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS 8

15.	INTELLECTUAL PROPERTY PROVISIONS AND CONTACT
INFORMATION    8

16.	NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING
UNDER AN AWARD    8

17.	LOBBYING RESTRICTIONS 9

18.	NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT
AND PRODUCTS -- SENSE OF CONGRESS    9

19.	PROPERTY 10

20.	DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS 10

21.	INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP 10

22.	INDEMNITY 11

23.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER
AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009)    11

24.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512
OF THE RECOVERY ACT    16

25.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS - SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 16

26.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) -
SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT
ACT OF 2009    19

27.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES
OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS    23

28.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE
RECOVERY ACT    24

29.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT 25

30.	CONTINGENCY 35

31.	NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS 36

32.	SUBCONTRACT APPROVALS 36

1.	RESOLUTION OF CONFLICTING CONDITIONS

Any apparent inconsistency between Federal statutes and regulations and the terms and conditions contained in this award must be referred to the DOE Award Administrator for guidance.

2.	AWARD AGREEMENT TERMS AND CONDITIONS

This award/agreement consists of the Assistance Agreement, plus the following:

a.	Special Terms and Conditions.

b.	Attachments:
Attachment Number        Title
1.        Intellectual Property Provisions
2.        Statement of Project Objectives
3.        Federal Assistance Reporting Checklist and Instructions
4.        Budget Pages (SF 424A)
5.        Requirements for Contingency Funds for Integrated Biorefinery Projects

c.	Applicable program regulations.

d.	DOE Assistance Regulations, 10 CFR Part 600 at http://ecfr.gpoaccess.gov.

e.
If the award is for research and the award is for a university or non-profit, the Research Terms & Conditions and the DOE Agency Specific Requirements at http://www.nsf.gov/bfa/dias/policy/rtc/index.jsp apply.

f.	Application/proposal as approved by DOE.

g.	National Policy Assurances to be incorporated as award terms in effect on date of award at http://energy.gov/management/downloads/national-policy-assurances-be-incorporated-award-terms

3.	ELECTRONIC AUTHORIZATION OF AWARD DOCUMENTS

Acknowledgement of award documents by the Recipient's authorized representative through electronic systems used by the Department of Energy, specifically FedConnect, constitutes the Recipient's acceptance of the terms and conditions of the award. Acknowledgement via FedConnect by the Recipient's authorized representative constitutes the Recipient's electronic signature.

4.	AWARD PROJECT PERIOD AND BUDGET PERIODS

The Project Period for this award is 12/28/2009 through 12/31/2012, consisting of the following Budget Periods:

Budget Period	Phase	Start Date	End Date
1	1	12/28/2009	4/21/2010
	2	4/22/2010	12/31/2012

5.	PAYMENT PROCEDURES

a.	Method of Payment. Payment will be made by reimbursement through ACH.

b.
Requesting Reimbursement. Requests for reimbursements must be made electronically through Department of Energy's Oak Ridge Financial Service Center (ORFSC) VIPERS. To access and use VIPERS, you must enroll at https://vipers.oro.doe.gov. Detailed instructions on how to enroll are provided on the web site.

For non-construction awards, you must submit a Standard Form (SF) 270, “Request for Advance or Reimbursement,” at https://vipers.oro.doe.gov and attach a file containing appropriate supporting documentation. The file attachment must show the total Federal share claimed on the SF 270, the non-Federal share claimed for the billing period if cost sharing is required, and cumulative expenditures to date (both Federal and non-Federal) for each of the following categories: salaries/wages and fringe benefits; equipment; travel; participant/training support costs, if any; other direct costs, including subawards/contracts; and indirect costs. For construction awards, you must submit a SF 271, “Outlay Report and Request for Reimbursement for Construction Programs,” through VIPERS.

c.
Timing of submittals. Submittal of the SF 270 or SF 271 should coincide with your normal billing pattern, but not more frequently than every two weeks. Requests for reimbursement must be limited to the amount of disbursements made during the billing period for the Federal share of direct project costs and the proportionate share of any allowable indirect costs incurred during that billing period.

d.
Adjusting payment requests for available cash. You must disburse any funds that are available from repayments to and interest earned on a revolving fund, program income, rebates, refunds, contract settlements, audit recoveries, credits, discounts, and interest earned on any of those funds before requesting additional cash payments from DOE.

e.
Payments. The DOE approving official will approve the invoice as soon as practical, but not later than 30 days after your request is received, unless the billing is improper. Upon receipt of an invoice payment authorization from the DOE approving official, the ORFSC will disburse payment to you. You may check the status of payments at the VIPER web site. All payments are made by electronic funds transfer to the bank account identified on the ACH Vendor/Miscellaneous Payment Enrollment Form (SF 3881) that you filed.

6.	COST SHARING

a. Total Estimated Project Cost is the sum of the Federal Government share, including Federally Funded Research and Development Center (FFRDC) contractor costs, and Recipient share of the estimated project costs. The DOE FFRDC contractor cost is not included in the total approved budget for this award, because DOE will pay the DOE FFRDC contractor portion of the effort under an existing DOE contract. The Recipient is not responsible for reporting on that portion of the total estimated cost that is paid directly to the DOE FFRDC contractor.

The Recipient's cost share must come from non-Federal sources unless otherwise allowed by law. By accepting Federal funds under this award, you agree that you are liable for your percentage share of allowable project costs, on a budget period basis, even if the project is terminated early or is not funded to its completion. This cost is shared as follows:

Budget Period 1	Phase	DOE Cost Share, including FFRDC Costs		Recipient Cost Share $ / %	Total Estimated Costs
		DOE $ / %	FFRDC $ / %
	1	$3,008,260/63.1%	—	$1,702,920/36.9%	$4,711,180
	2	$21,333,149/69.1%	$658,591/2.1%	$8,888,670/28.8%	$30,880,410
	Total Project	$24,341,409/68.4%	$658,591/2.0%	$10,591,590/29.8%	$35,591,590

b. If you discover that you may be unable to provide cost sharing of at least the amount identified in paragraph a of this Article, you should immediately provide written notification to the DOE Award Administrator, indicating whether you will continue the project or phase out the project. If you plan to continue the project, the notification must describe how replacement cost sharing will be secured.

c. You must maintain records of all project costs you claim as cost sharing, including in-kind costs, as well as records of costs to be paid by DOE. Such records are subject to audit.

d. Failure to provide the cost share required by this Article may result in the subsequent recovery by DOE of some or all the funds provided under the award.

7.	REBUDGETING AND RECOVERY OF INDIRECT COSTS

a.
If actual allowable indirect costs are less than those budgeted and funded under the award, you may use the difference to pay additional allowable direct costs during the project period. If at the completion of the award the Government's share of total allowable costs (i.e., direct and indirect), is less than the total costs reimbursed, you must refund the difference.

b.
Recipients are expected to manage their indirect costs. DOE will not amend an award solely to provide additional funds for changes in indirect cost rates. DOE recognizes that the inability to obtain full reimbursement for indirect costs means the Recipient must absorb the underrecovery. Such underrecovery may be allocated as part of the organization's required cost sharing.

8.	FINAL INCURRED COST AUDIT

In accordance with 10 CFR 600, DOE reserves the right to initiate a final incurred cost audit on this award. If the audit has not been performed or completed prior to the closeout of the award, DOE retains the right to recover an appropriate amount after fully considering the recommendations on disallowed costs resulting from the final audit.

9.	STATEMENT OF FEDERAL STEWARDSHIP

DOE will exercise normal Federal stewardship in overseeing the project activities performed under this award. Stewardship activities include, but are not limited to, conducting site visits; reviewing performance and financial reports; providing technical assistance and/or temporary intervention in unusual circumstances to correct deficiencies which develop during the project; assuring compliance with terms and conditions; and reviewing technical performance after project completion to ensure that the award objectives have been accomplished.

10.	STATEMENT OF SUBSTANTIAL INVOLVEMENT

a.	Government Insight

In order to adequately monitor project progress and provide technical direction and/or redirection to the Recipient, DOE must be provided an adequate level of insight into various Recipient activities. Government Insight activities by DOE include attendance at Recipient meetings, reviews and tests, as well as access for DOE's consultants to perform independent evaluations of Recipient's plans and processes. Recipient shall notify the DOE Project Officer of meetings, reviews, and tests in sufficient time to permit DOE participation, and provide all appropriate documentation for DOE review.

b.	Specific activities to be conducted by DOE

1.
Risk Evaluation - DOE will review the Recipient's initial Risk Mitigation Plan (RMP) for quality and completeness. DOE will also monitor updates to the RMP and actions taken by the Recipient during the performance of its award to mitigate risks and improve the probability of successful execution of the integrated Biorefinery project. At DOE's discretion, additional independent risk analyses of the project by DOE consultants may be requested.

2.
Independent Engineering Assessments -DOE will engage a private, independent engineering (IE) firm to assist in assessing the progress of the project and provide timely and accurate reports to DOE. The Recipient will ensure that the IE has access to any and all relevant documentation sufficient to allow the IE to provide independent evaluations to DOE on the progress of the project. Such documentation includes but is not limited to the following:

•Drawings and specifications
•Construction and Execution plans
•Resource loaded schedules
•Design functions and requirements for the site final design review
•Risk management plans
•Value management and engineering studies and/or plans
•Acquisition strategies
•Project execution plans
•Project controls including earned value management systems
•Qualifications of the integrated project team.
•Financial strategy for funding the construction project
•Updated marketing and business plan
•Invoices submitted to DOE

DOE will evaluate the quality and completeness of information and documentation provided by the Recipient to DOE and its consultants in order to allow DOE to provide technical direction and/or redirection to the Recipient about how best to achieve the purposes of the award. Consultants to DOE may not provide technical direction and/or redirection to the Recipient.

11.	SITE VISITS

DOE's authorized representatives have the right to make site visits at reasonable times to review project accomplishments and management control systems and to provide technical assistance, if required. You must provide, and must require your subawardees to provide, reasonable access to facilities, office space, resources, and assistance for the safety and convenience of the government representatives in the performance of their duties. All site visits and evaluations must be performed in a manner that does not unduly interfere with or delay the work.

12.	REPORTING REQUIREMENTS

a.
Requirements. The reporting requirements for this award are identified on the Federal Assistance Reporting Checklist, DOE F 4600.2, attached to this award. Failure to comply with these reporting requirements is considered a material noncompliance with the terms of the award. Noncompliance may result in withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform, or unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

b.
Dissemination of scientific/technical reports. Scientific/technical reports submitted under this award will be disseminated on the Internet via the DOE Information Bridge (www.osti.gov/bridge), unless the report contains patentable material, protected data or SBIR/STTR data. Citations for journal articles produced under the award will appear on the DOE Energy Citations Database (www.osti.gov/energycitations).

c.
Restrictions. Reports submitted to the DOE Information Bridge must not contain any Protected Personal Identifiable Information (PII), limited rights data (proprietary data), classified information, information subject to export control classification, or other information not subject to release.

13.	PUBLICATIONS

a.	You are encouraged to publish or otherwise make publicly available the results of the work conducted under the award.

b.	An acknowledgment of DOE support and a disclaimer must appear in the publication of any material, whether copyrighted or not, based on or developed under this project, as follows:

Acknowledgment: “This material is based upon work supported by the Department of Energy [National Nuclear Security Administration] [add name(s) of other agencies, if applicable] under Award Number(s) [enter the award number(s)].”

Disclaimer: “This report was prepared as an account of work sponsored by an agency of the United States Government. Neither the United States Government nor any agency thereof, nor any of their employees, makes any warranty, express or implied, or assumes any legal liability or responsibility for the accuracy, completeness, or usefulness of any information, apparatus, product, or process disclosed, or represents that its use would not infringe privately owned rights. Reference herein to any specific commercial product, process, or service by trade name, trademark, manufacturer, or otherwise does not necessarily constitute or imply its endorsement, recommendation, or favoring by the United States Government or any agency thereof. The views and opinions of authors expressed herein do not necessarily state or reflect those of the United States Government or any agency thereof.”

14.	FEDERAL, STATE, AND MUNICIPAL REQUIREMENTS

You must obtain any required permits and comply with applicable federal, state, and municipal laws, codes, and regulations for work performed under this award.

15.	INTELLECTUAL PROPERTY PROVISIONS AND CONTACT INFORMATION

a.	The intellectual property provisions applicable to this award are provided as an attachment to this award or are referenced in the Assistance Agreement.

b.
Questions regarding intellectual property matters should be referred to the DOE Award Administrator identified and the Patent Counsel designated as the service provider for the DOE office that issued the award.

Patent Counsel for the Golden Field Office is Julia Moody, who may be reached at julia.moody@go.doe.gov or 720-356-1669.

16.	NATIONAL SECURITY: CLASSIFIABLE RESULTS ORIGINATING UNDER AN AWARD

a.
This award is intended for unclassified, publicly releasable research. You will not be granted access to classified information. DOE does not expect that the results of the research project will involve classified information. Under certain circumstances, however, a classification review of information originated under the award may be required. The Department may review research work generated under this award at any time to determine if it requires classification.

b.
Executive Order 12958 (60 Fed. Reg. 19,825 (1995)) states that basic scientific research information not clearly related to the national security shall not be classified. Nevertheless, some information concerning (among other things) scientific, technological, or economic matters relating to national security or cryptology may require classification. If you originate information during the course of this award that you believe requires classification, you must promptly:

1.	Notify the DOE Project Officer and the DOE Award Administrator;

2.
Submit the information by registered mail directly to the Director, Office of Classification and Information Control, SO-10.2; U.S. Department of Energy; P.O. Box A; Germantown, MD 20875-0963, for classification review.

3.
Restrict access to the information to the maximum extent possible until you are informed that the information is not classified, but no longer than 30 days after receipt by the Director, Office of Classification and Information Control

c.
If you originate information concerning the production or utilization of special nuclear material (i.e., plutonium, uranium enriched in the isotope 233 or 235, and any other material so determined under section 51 of the Atomic Energy Act) or nuclear energy, you must:

1.	Notify the DOE Project Officer and the DOE Award Administrator;

2.
Submit the information by registered mail directly to the Director, Office of Classification and Information Control, SO-10.2; U.S. Department of Energy; P. O. Box A; Germantown, MD 20875-0963 for classification review within 180 days of the date the Recipient first discovers or first has reason to believe that the information is useful in such production or utilization; and

3.
Restrict access to the information to the maximum extent possible until you are informed that the information is not classified, but no longer than 90 days after receipt by the Director, Office of Classification and Information Control.

d.
If DOE determines any of the information requires classification, you agree that the Government may terminate the award by mutual agreement in accordance with 10 CFR 600.25(d). All material deemed to be classified must be forwarded to DOE, in a manner specified by DOE.

e.	If DOE does not respond within the specified time periods, you are under no further obligation to restrict access to the information.

17.	LOBBYING RESTRICTIONS

By accepting funds under this award, you agree that none of the funds obligated on the award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

18.	NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS -- SENSE OF CONGRESS

It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

19.	PROPERTY

Real property and equipment acquired by the Recipient shall be subject to the rules set forth in 10 CFR 600.130-137, 10 CFR 600.231-233, or 10 CFR 600.320-324, as applicable.

Consistent with the goals and objectives of this project, the Recipient may continue to use Recipient acquired property beyond the Period of Performance, without obligation, during the period of such use, to extinguish DOE's conditional title to such property as described in 10 CFR 600.132-135, 10 CFR 600.231-233, or 600.321-324, subject to the following: (a) the Recipient continues to utilize such property for the objectives of the project as set forth in the Statement of Project Objectives; (b) DOE retains the right to periodically ask for, and the Recipient agrees to provide, reasonable information concerning the use and condition of the property; and (c) the Recipient follows the property disposition rules set forth in the applicable sections of 10 CFR Part 600, if the property is no longer used by the Recipient for the objectives of the project, and the fair market value of property exceeds $5,000.

Once the per unit fair market value of the property is less than $5,000, pursuant to the applicable sections of 10 CFR Part 600, DOE's residual interest in the property shall be extinguished and the Recipient shall have no further obligation to the DOE with respect to the property.

The regulations as set forth in 10 CFR Part 600 and the requirements of this article shall also apply to property in the possession of any team member, sub-recipient or other entity where such property was acquired in whole or in part with funds provided by DOE under this award or where such property was counted as cost-sharing under the award.

20.	DECONTAMINATION AND/OR DECOMMISSIONING (D&D) COSTS

Notwithstanding any other provisions of this Agreement, the Government shall not be responsible for or have any obligation to the Recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the Recipient's facilities, or (ii) any costs which may be incurred by the Recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of the Agreement.

21.	INSOLVENCY, BANKRUPTCY OR RECEIVERSHIP

a.
You shall immediately notify the DOE of the occurrence of any of the following events: (i) you or your parent's filing of a voluntary case seeking liquidation or reorganization under the Bankruptcy Act; (ii) your consent to the institution of an involuntary case under the Bankruptcy Act against you or your parent; (iii) the filing of any similar proceeding for or against you or your parent, or your consent to the dissolution, winding-up or readjustment of your debts, appointment of a receiver, conservator, trustee, or other officer with similar powers over you, under any other applicable state or federal law; or (iv) your insolvency due to its inability to pay debts generally as they become due.

b.
Such notification shall be in writing and shall: (i) specifically set out the details of the occurrence of an event referenced in paragraph (a); (ii) provide the facts surrounding that event; and (iii) provide the impact such event will have on the project being funded by this award.

c.
Upon the occurrence of any of the four events described in paragraph a. of this provision, DOE reserves the right to conduct a review of your award to determine your compliance with the required elements of the award (including such items as cost share, progress towards technical project objectives, and submission of required reports). If the DOE review determines that there are significant deficiencies or concerns with your performance under the award, DOE reserves the right to impose additional requirements, as needed, including (i) change of payment method; or (ii) institute payment controls.

d.	Failure of the Recipient to comply with this provision may be considered a material noncompliance of this financial assistance award by the Contracting Officer.

22.	INDEMNITY

The Recipient shall indemnify the Government and its officers, agents, or employees for any and all liability, including litigation expenses and attorneys' fees, arising from suits, actions, or claims of any character for death, bodily injury, or loss of or damage to property or to the environment, resulting from the project, except to the extent that such liability results from the direct fault or negligence of Government officers, agents or employees, or to the extent such liability may be covered by applicable allowable costs provisions.

23.	SPECIAL PROVISIONS RELATING TO WORK FUNDED UNDER AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009 (May 2009)

Preamble

The American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, (Recovery Act) was enacted to preserve and create jobs and promote economic recovery, assist those most impacted by the recession, provide investments needed to increase economic efficiency by spurring technological advances in science and health, invest in transportation, environmental protection, and other infrastructure that will provide long-term economic benefits, stabilize State and local government budgets, in order to minimize and avoid reductions in essential services and counterproductive State and local tax increases. Recipients shall use grant funds in a manner that maximizes job creation and economic benefit.

The Recipient shall comply with all terms and conditions in the Recovery Act relating generally to governance, accountability, transparency, data collection and resources as specified in Act itself and as discussed below.

Recipients should begin planning activities for their first tier subrecipients, including obtaining a DUNS number (or updating the existing DUNS record), and registering with the Central Contractor Registration (CCR).

Be advised that Recovery Act funds can be used in conjunction with other funding as necessary to complete projects, but tracking and reporting must be separate to meet the reporting requirements of the Recovery Act and related guidance. For projects funded by sources other than the Recovery Act, Contractors must keep separate records for Recovery Act funds and to ensure those records comply with the requirements of the Act.

The Government has not fully developed the implementing instructions of the Recovery Act, particularly concerning specific procedural requirements for the new reporting requirements. The Recipient will be provided these details as they become available. The Recipient must comply with all requirements of the Act. If the recipient believes there is any inconsistency between ARRA requirements and current award terms and conditions, the issues will be referred to the Contracting Officer for reconciliation.

Definitions

For purposes of this clause, Covered Funds means funds expended or obligated from appropriations under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5. Covered Funds will have special accounting codes and will be identified as Recovery Act funds in the grant, cooperative agreement or TIA and/or modification using Recovery Act funds. Covered Funds must be reimbursed by September 30, 2015.

Non-Federal employer means any employer with respect to covered funds -- the contractor, subcontractor, grantee, or recipient, as the case may be, if the contractor, subcontractor, grantee, or recipient is an employer; and any professional membership organization, certification of other professional body, any agent or licensee of the Federal government, or any person acting directly or indirectly in the interest of an employer receiving covered funds; or with respect to covered funds received by a State or local government, the State or local government receiving the funds and any contractor or subcontractor receiving the funds and any contractor or subcontractor of the State or local government; and does not mean any department, agency, or other entity of the federal government.

Recipient means any entity that receives Recovery Act funds directly from the Federal government (including Recovery Act funds received through grant, loan, or contract) other than an individual and includes a State that receives Recovery Act Funds.

Special Provisions

A. Flow Down Requirement

Recipients must include these special terms and conditions in any subaward.

B. Segregation of Costs

Recipients must segregate the obligations and expenditures related to funding under the Recovery Act. Financial and accounting systems should be revised as necessary to segregate, track and maintain these funds apart and separate from other revenue streams. No part of the funds from the Recovery Act shall be commingled with any other funds or used for a purpose other than that of making payments for costs allowable for Recovery Act projects.

C. Prohibition on Use of Funds

None of the funds provided under this agreement derived from the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may be used by any State or local government, or any private entity, for any casino or other gambling establishment, aquarium, zoo, golf course, or swimming pool.

D. Access to Records

With respect to each financial assistance agreement awarded utilizing at least some of the funds appropriated or otherwise made available by the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, any representative of an appropriate inspector general appointed under section 3 or 8G of the Inspector General Act of 1988 (5 U.S.C. App.) or of the Comptroller General is authorized --
(1) to examine any records of the contractor or grantee, any of its subcontractors or subgrantees, or any State or local agency administering such contract that pertain to, and involve transactions that relate to, the subcontract, subcontract, grant, or subgrant; and
(2) to interview any officer or employee of the contractor, grantee, subgrantee, or agency regarding such transactions.

E. Publication

An application may contain technical data and other data, including trade secrets and/or privileged or confidential information, which the applicant does not want disclosed to the public or used by the Government for any purpose other than the application. To protect such data, the applicant should specifically identify each page including each line or paragraph thereof containing the data to be protected and mark the cover sheet of the application with the following Notice as well as referring to the Notice on each page to which the Notice applies:

Notice of Restriction on Disclosure and Use of Data
The data contained in pages ---- of this application have been submitted in confidence and contain trade secrets or proprietary information, and such data shall be used or disclosed only for evaluation purposes, provided that if this applicant receives an award as a result of or in connection with the submission of this application, DOE shall have the right to use or disclose the data here to the extent provided in the award. This restriction does not limit the Government's right to use or disclose data obtained without restriction from any source, including the applicant.

Information about this agreement will be published on the Internet and linked to the website www.recovery.gov, maintained by the Accountability and Transparency Board. The Board may exclude posting contractual or other information on the website on a case-by-case basis when necessary to protect national security or to protect information that is not subject to disclosure under sections 552 and 552a of title 5, United States Code.

F. Protecting State and Local Government and Contractor Whistleblowers.

The requirements of Section 1553 of the Act are summarized below. They include, but are not limited to:

Prohibition on Reprisals: An employee of any non-Federal employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, may not be discharged, demoted, or otherwise discriminated against as a reprisal for disclosing, including a disclosure made in the ordinary course of an employee's duties, to the Accountability and Transparency Board, an inspector general, the Comptroller General, a member of Congress, a State or Federal regulatory or law enforcement agency, a person with supervisory authority over the employee (or other person working for the employer who has the authority to investigate, discover or terminate misconduct), a court or grant jury, the head of a Federal agency, or their representatives information that the employee believes is evidence of:
- gross management of an agency contract or grant relating to covered funds;
- a gross waste of covered funds;
- a substantial and specific danger to public health or safety related to the implementation or use of covered funds;
- an abuse of authority related to the implementation or use of covered funds; or
- as violation of law, rule, or regulation related to an agency contract (including the competition for or negotiation of a contract) or grant, awarded or issued relating to covered funds.

Agency Action: Not later than 30 days after receiving an inspector general report of an alleged reprisal, the head of the agency shall determine whether there is sufficient basis to conclude that the non-Federal employer has subjected the employee to a prohibited reprisal. The agency shall either issue an order denying relief in whole or in part or shall take one or more of the following actions:
- Order the employer to take affirmative action to abate the reprisal.
- Order the employer to reinstate the person to the position that the person held before the reprisal, together with compensation including back pay, compensatory damages, employment benefits, and other terms and conditions of employment that would apply to the person in that position if the reprisal had not been taken.
- Order the employer to pay the employee an amount equal to the aggregate amount of all costs and expenses (including attorneys' fees and expert witnesses' fees) that were reasonably incurred by the employee for or in connection with, bringing the complaint regarding the reprisal, as determined by the head of a court of competent jurisdiction.

Nonenforceablity of Certain Provisions Waiving Rights and remedies or Requiring Arbitration: Except as provided in a collective bargaining agreement, the rights and remedies provided to aggrieved employees by this section may not be waived by any agreement, policy, form, or condition of employment, including any predispute arbitration agreement. No predispute arbitration agreement shall be valid or enforceable if it requires arbitration of a dispute arising out of this section.

Requirement to Post Notice of Rights and Remedies: Any employer receiving covered funds under the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, shall post notice of the rights and remedies as required therein. (Refer to section 1553 of the American Recovery and Reinvestment Act of 2009, Pub. L. 111-5, www.Recovery.gov, for specific requirements of this section and prescribed language for the notices.).

G. RESERVED

H. False Claims Act

Recipient and sub-recipients shall promptly refer to the DOE or other appropriate Inspector General any credible evidence that a principal, employee, agent, contractor, sub-grantee, subcontractor or other person has submitted a false claim under the False Claims Act or has committed a criminal or civil violation of laws pertaining to fraud, conflict of interest, bribery, gratuity or similar misconduct involving those funds.

I. Information in Support of Recovery Act Reporting

Recipient may be required to submit backup documentation for expenditures of funds under the Recovery Act including such items as timecards and invoices. Recipient shall provide copies of backup documentation at the request of the Contracting Officer or designee.

J. Availability of Funds

Funds appropriated under the Recovery Act and obligated to this award are available for reimbursement of costs until September 30, 2015.

24.	REPORTING AND REGISTRATION REQUIREMENTS UNDER SECTION 1512 OF THE RECOVERY ACT

(a)
This award requires the recipient to complete projects or activities which are funded under the American Recovery and Reinvestment Act of 2009 (Recovery Act) and to report on use of Recovery Act funds provided through this award. Information from these reports will be made available to the public.

(b)	The reports are due no later than ten calendar days after each calendar quarter in which the Recipient receives the assistance award funded in whole or in part by the Recovery Act.

(c)
Recipients and their first-tier subrecipients must maintain current registrations in the Central Contractor Registration (http://www.ccr.gov) at all times during which they have active federal awards funded with Recovery Act funds. A Dun and Bradstreet Data Universal Numbering System (DUNS) Number (http://www.dnb.com) is one of the requirements for registration in the Central Contractor Registration.

(d)
The recipient shall report the information described in section 1512(c) of the Recovery Act using the reporting instructions and data elements that will be provided online at http://www.FederalReporting.gov and ensure that any information that is pre-filled is corrected or updated as needed.

25.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS - SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009

If the Recipient determines at any time that any construction, alteration, or repair activity on a public building or public works will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply.

(a)	Definitions. As used in this award term and condition-

(1)	Manufactured good means a good brought to the construction site for incorporation into the building or work that has been-

(i)	Processed into a specific form and shape; or

(ii)	Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.

(2)
Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions). These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.

(3)	Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.

(b)
Domestic preference. (1) This award term and condition implements Section 1605 of the American Recovery and Reinvestment Act of 2009 (Recovery Act) (Pub. L. 111-5), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States except as provided in paragraph (b)(3) of this section and condition.

(2)	This requirement does not apply to the material listed by the Federal Government as follows:
none

(3)	The award official may add other iron, steel, and/or manufactured goods to the list in paragraph (b)(2) of this section and condition if the Federal Government determines that-

(i)
The cost of the domestic iron, steel, and/or manufactured goods would be unreasonable. The cost of domestic iron, steel, or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the cost of the overall project by more than 25 percent;

(ii)	The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available quantities and of a satisfactory quality; or

(iii)	The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.

(c)
Request for determination of inapplicability of Section 1605 of the Recovery Act . (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(3) of this section shall include adequate information for Federal Government evaluation of the request, including-

(A)	A description of the foreign and domestic iron, steel, and/or manufactured goods;

(B)	Unit of measure;

(C)	Quantity;

(D)	Cost;

(E)	Time of delivery or availability;

(F)	Location of the project;

(G)	Name and address of the proposed supplier; and

(H)	A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(3) of this section.

(ii)	A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.

(iii)	The cost of iron, steel, and/or manufactured goods material shall include all delivery costs to the construction site and any applicable duty.

(iv)
Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated. If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

(2)
If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds by at least the differential established in 2 CFR 176.110(a).

(3)
Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods is noncompliant with section 1605 of the American Recovery and Reinvestment Act.

(d)
Data. To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the Recipient shall include the following information and any applicable supporting data based on the survey of suppliers:

Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
Item 2:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
List name, address, telephone number, email address, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.
Include other applicable supporting information.
*Include all delivery costs to the construction site.

26.	REQUIRED USE OF AMERICAN IRON, STEEL, AND MANUFACTURED GOODS (COVERED UNDER INTERNATIONAL AGREEMENTS) - SECTION 1605 OF THE AMERICAN RECOVERY AND REINVESTMENT ACT OF 2009
(a) Definitions. As used in this award term and condition-
Designated country - (1) A World Trade Organization Government Procurement Agreement country (Aruba, Austria, Belgium, Bulgaria, Canada, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, Ireland, Israel, Italy, Japan, Korea (Republic of), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Singapore, Slovak Republic, Slovenia, Spain, Sweden, Switzerland, and United Kingdom;

(2)
A Free Trade Agreement (FTA) country (Australia, Bahrain, Canada, Chile, Costa Rica, Dominican Republic, El Salvador, Guatemala, Honduras, Israel, Mexico, Morocco, Nicaragua, Oman, Peru, or Singapore); or

(3)
A United States-European Communities Exchange of Letters (May 15, 1995) country: Austria, Belgium, Bulgaria, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Poland, Portugal, Romania, Slovak Republic, Slovenia, Spain, Sweden, and United Kingdom.

Designated country iron, steel, and/or manufactured goods - (1) Is wholly the growth, product, or manufacture of a designated country; or

(2)
In the case of a manufactured good that consist in whole or in part of materials from another country, has been substantially transformed in a designated country into a new and different manufactured good distinct from the materials from which it was transformed.

Domestic iron, steel, and/or manufactured good - (1) Is wholly the growth, product, or manufacture of the United States; or

(2)
In the case of a manufactured good that consists in whole or in part of materials from another country, has been substantially transformed in the United States into a new and different manufactured good distinct from the materials from which it was transformed. There is no requirement with regard to the origin of components or subcomponents in manufactured goods or products, as long as the manufacture of the goods occurs in the United States.

Foreign iron, steel, and/or manufactured good means iron, steel and/or manufactured good that is not domestic or designated country iron, steel, and/or manufactured good.
Manufactured good means a good brought to the construction site for incorporation into the building or work that has been-

(1)	Processed into a specific form and shape; or

(2)	Combined with other raw material to create a material that has different properties than the properties of the individual raw materials.
Public building and public work means a public building of, and a public work of, a governmental entity (the United States; the District of Columbia; commonwealths, territories, and minor outlying islands of the United States; State and local governments; and multi-State, regional, or interstate entities which have governmental functions). These buildings and works may include, without limitation, bridges, dams, plants, highways, parkways, streets, subways, tunnels, sewers, mains, power lines, pumping stations, heavy generators, railways, airports, terminals, docks, piers, wharves, ways, lighthouses, buoys, jetties, breakwaters, levees, and canals, and the construction, alteration, maintenance, or repair of such buildings and works.
Steel means an alloy that includes at least 50 percent iron, between .02 and 2 percent carbon, and may include other elements.

(b)	Iron, steel, and manufactured goods. (1) The award term and condition described in this section implements-

(i)
Section 1605(a) of the American Recovery and Reinvestment Act of 2009 (Pub. L. 111-5) (Recovery Act), by requiring that all iron, steel, and manufactured goods used in the project are produced in the United States; and

(ii)
Section 1605(d), which requires application of the Buy American requirement in a manner consistent with U.S. obligations under international agreements. The restrictions of section 1605 of the Recovery Act do not apply to designated country iron, steel, and/or manufactured goods. The Buy American requirement in section 1605 shall not be applied where the iron, steel or manufactured goods used in the project are from a Party to an international agreement that obligates the recipient to treat the goods and services of that Party the same as domestic goods and services. This obligation shall only apply to projects with an estimated value of $7,443,000 or more.

(2)
The recipient shall use only domestic or designated country iron, steel, and manufactured goods in performing the work funded in whole or part with this award, except as provided in paragraphs (b)(3) and (b)(4) of this section.

(3)	The requirement in paragraph (b)(2) of this section does not apply to the iron, steel, and manufactured goods listed by the Federal Government as follows:
none

(4)	The award official may add other iron, steel, and manufactured goods to the list in paragraph (b)(3) of this section if the Federal Government determines that-

(i)
The cost of domestic iron, steel, and/or manufactured goods would be unreasonable. The cost of domestic iron, steel, and/or manufactured goods used in the project is unreasonable when the cumulative cost of such material will increase the overall cost of the project by more than 25 percent;

(ii)	The iron, steel, and/or manufactured good is not produced, or manufactured in the United States in sufficient and reasonably available commercial quantities of a satisfactory quality; or

(iii)	The application of the restriction of section 1605 of the Recovery Act would be inconsistent with the public interest.

(c)
Request for determination of inapplicability of section 1605 of the Recovery Act or the Buy American Act. (1)(i) Any recipient request to use foreign iron, steel, and/or manufactured goods in accordance with paragraph (b)(4) of this section shall include adequate information for Federal Government evaluation of the request, including-

(A)	A description of the foreign and domestic iron, steel, and/or manufactured goods;

(B)	Unit of measure;

(C)	Quantity;

(D)	Cost;

(E)	Time of delivery or availability;

(F)	Location of the project;

(G)	Name and address of the proposed supplier; and

(H)	A detailed justification of the reason for use of foreign iron, steel, and/or manufactured goods cited in accordance with paragraph (b)(4) of this section.

(ii)	A request based on unreasonable cost shall include a reasonable survey of the market and a completed cost comparison table in the format in paragraph (d) of this section.

(iii)	The cost of iron, steel, or manufactured goods shall include all delivery costs to the construction site and any applicable duty.

(iv)
Any recipient request for a determination submitted after Recovery Act funds have been obligated for a project for construction, alteration, maintenance, or repair shall explain why the recipient could not reasonably foresee the need for such determination and could not have requested the determination before the funds were obligated. If the recipient does not submit a satisfactory explanation, the award official need not make a determination.

(2)
If the Federal Government determines after funds have been obligated for a project for construction, alteration, maintenance, or repair that an exception to section 1605 of the Recovery Act applies, the award official will amend the award to allow use of the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is nonavailability or public interest, the amended award shall reflect adjustment of the award amount, redistribution of budgeted funds, and/or other appropriate actions taken to cover costs associated with acquiring or using the foreign iron, steel, and/or relevant manufactured goods. When the basis for the exception is the unreasonable cost of the domestic iron, steel, or manufactured goods, the award official shall adjust the award amount or redistribute budgeted funds, as appropriate, by at least the differential established in 2 CFR 176.110(a).

(3)
Unless the Federal Government determines that an exception to section 1605 of the Recovery Act applies, use of foreign iron, steel, and/or manufactured goods other than designated country iron, steel, and/or manufactured goods is noncompliant with the applicable Act.

(d)
Data. To permit evaluation of requests under paragraph (b) of this section based on unreasonable cost, the applicant shall include the following information and any applicable supporting data based on the survey of suppliers:

Foreign and Domestic Items Cost Comparison

Description	Unit of measure	Quantity	Cost (dollars)*
Item 1:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
Item 2:
Foreign steel, iron, or manufactured good	_________	_________	_________
Domestic steel, iron, or manufactured good	_________	_________	_________
List name, address, telephone number, email address, and contact for suppliers surveyed. Attach copy of response; if oral, attach summary.
Include other applicable supporting information.
*Include all delivery costs to the construction site.

27.	RECOVERY ACT TRANSACTIONS LISTED IN SCHEDULE OF EXPENDITURES OF FEDERAL AWARDS AND RECIPIENT RESPONSIBILITIES FOR INFORMING SUBRECIPIENTS

(a)
To maximize the transparency and accountability of funds authorized under the American Recovery and Reinvestment Act of 2009 (Pub. L. 111-5) (Recovery Act) as required by Congress and in accordance with 2 CFR 215.21 “Uniform Administrative Requirements for Grants and Agreements” and OMB Circular A-102 Common Rules provisions, recipients agree to maintain records that identify adequately the source and application of Recovery Act funds. OMB Circular A-102 is available at http://www.whitehouse.gov/omb/circulars/a102/a102.html.

(b)
For recipients covered by the Single Audit Act Amendments of 1996 and OMB Circular A-133, “Audits of States, Local Governments, and Non-Profit Organizations,” recipients agree to separately identify the expenditures for Federal awards under the Recovery Act on the Schedule of Expenditures of Federal Awards (SEFA) and the Data Collection Form (SF-SAC) required by OMB Circular A-133. OMB Circular A-133 is available at http://www.whitehouse.gov/omb/circulars/a133/a133.html. This shall be accomplished by identifying expenditures for Federal awards made under the Recovery Act separately on the SEFA, and as separate rows under Item 9 of Part III on the SF-SAC by CFDA number, and inclusion of the prefix “ARRA-” in identifying the name of the Federal program on the SEFA and as the first characters in Item 9d of Part III on the SF-SAC.

(c)
Recipients agree to separately identify to each subrecipient, and document at the time of subaward and at the time of disbursement of funds, the Federal award number, CFDA number, and amount of Recovery Act funds. When a recipient awards Recovery Act funds for an existing program, the information furnished to subrecipients shall distinguish the subawards of incremental Recovery Act funds from regular subawards under the existing program.

(d)
Recipients agree to require their subrecipients to include on their SEFA information to specifically identify Recovery Act funding similar to the requirements for the recipient SEFA described above. This information is needed to allow the recipient to properly monitor subrecipient expenditure of ARRA funds as well as oversight by the Federal awarding agencies, Offices of Inspector General and the Government Accountability Office.

28.	WAGE RATE REQUIREMENTS UNDER SECTION 1606 OF THE RECOVERY ACT

(a)
Section 1606 of the Recovery Act requires that all laborers and mechanics employed by contractors and subcontractors on projects funded directly by or assisted in whole or in part by and through the Federal Government pursuant to the Recovery Act shall be paid wages at rates not less than those prevailing on projects of a character similar in the locality as determined by the Secretary of Labor in accordance with subchapter IV of chapter 31 of title 40, United States Code.

Pursuant to Reorganization Plan No. 14 and the Copeland Act, 40 U.S.C. 3145, the Department of Labor has issued regulations at 29 CFR parts 1, 3, and 5 to implement the Davis-Bacon and related Acts. Regulations in 29 CFR 5.5 instruct agencies concerning application of the standard Davis-Bacon contract clauses set forth in that section. Federal agencies providing grants, cooperative agreements, and loans under the Recovery Act shall ensure that the standard Davis-Bacon contract clauses found in 29 CFR 5.5(a) are incorporated in any resultant covered contracts that are in excess of $2,000 for construction, alteration or repair (including painting and decorating).

(b)
For additional guidance on the wage rate requirements of section 1606, contact your awarding agency. Recipients of grants, cooperative agreements and loans should direct their initial inquiries concerning the application of Davis-Bacon requirements to a particular federally assisted project to the Federal agency funding the project. The Secretary of Labor retains final coverage authority under Reorganization Plan Number 14.

29.	DAVIS BACON ACT AND CONTRACT WORK HOURS AND SAFETY STANDARDS ACT

If the Recipient determines at any time that any construction, alteration, or repair activity as defined by 29 CFR 5.2(j) (http://cfr.vlex.com/vid/5-2-definitions-19681309) will be performed during the course of the project, the Recipient shall notify the Contracting Officer prior to commencing such work and the following provisions shall apply. A modification to the award which incorporates the appropriate Davis-Bacon wage rate determination(s) will constitute the Contracting Officer's approval to proceed.

Definitions: For purposes of this provision, “Davis Bacon Act and Contract Work Hours and Safety Standards Act,” the following definitions are applicable:

(1)
“Award” means any grant, cooperative agreement or technology investment agreement made with Recovery Act funds by the Department of Energy (DOE) to a Recipient. Such Award must require compliance with the labor standards clauses and wage rate requirements of the Davis-Bacon Act (DBA) for work performed by all laborers and mechanics employed by Recipients (other than a unit of State or local government whose own employees perform the construction) Subrecipients, Contractors, and subcontractors.

(2)
“Contractor” means an entity that enters into a Contract. For purposes of these clauses, Contractor shall include (as applicable) prime contractors, Recipients, Subrecipients, and Recipients' or Subrecipients' contractors, subcontractors, and lower-tier subcontractors. “Contractor” does not mean a unit of State or local government where construction is performed by its own employees.”

(3)
“Contract” means a contract executed by a Recipient, Subrecipient, prime contractor, or any tier subcontractor for construction, alteration, or repair. It may also mean (as applicable) (i) financial assistance instruments such as grants, cooperative agreements, technology investment agreements, and loans; and, (ii) Sub awards, contracts and subcontracts issued under financial assistance agreements. “Contract” does not mean a financial assistance instrument with a unit of State or local government where construction is performed by its own employees.

(4)
“Contracting Officer” means the DOE official authorized to execute an Award on behalf of DOE and who is responsible for the business management and non-program aspects of the financial assistance process.

(5)
“Recipient” means any entity other than an individual that receives an Award of Federal funds in the form of a grant, cooperative agreement, or technology investment agreement directly from the Federal Government and is financially accountable for the use of any DOE funds or property, and is legally responsible for carrying out the terms and conditions of the program and Award.

(6)
“Subaward” means an award of financial assistance in the form of money, or property in lieu of money, made under an award by a Recipient to an eligible Subrecipient or by a Subrecipient to a lower-tier subrecipient. The term includes financial assistance when provided by any legal agreement, even if the agreement is called a contract, but does not include the Recipient's procurement of goods and services to carry out the program nor does it include any form of assistance which is excluded from the definition of “Award” above.

(7)
“Subrecipient” means a non-Federal entity that expends Federal funds received from a Recipient to carry out a Federal program, but does not include an individual that is a beneficiary of such a program.

(a) Davis Bacon Act

(1) Minimum wages.

(i) All laborers and mechanics employed or working upon the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), will be paid unconditionally and not less often than once a week, and, without subsequent deduction or rebate on any account (except such payroll deductions as are permitted by regulations issued by the Secretary of Labor under the Copeland Act (29 CFR part 3)), the full amount of wages and bona fide fringe benefits (or cash equivalents thereof) due at time of payment computed at rates not less than those contained in the wage determination of the Secretary of Labor which is attached hereto and made a part hereof, regardless of any contractual relationship which may be alleged to exist between the Contractor and such laborers and mechanics.

Contributions made or costs reasonably anticipated for bona fide fringe benefits under section 1(b)(2) of the Davis-Bacon Act on behalf of laborers or mechanics are considered wages paid to such laborers or mechanics, subject to the provisions of paragraph (a)(1)(iv) of this section; also, regular contributions made or costs incurred for more than a weekly period (but not less often than quarterly) under plans, funds, or programs which cover the particular weekly period, are deemed to be constructively made or incurred during such weekly period. Such laborers and mechanics shall be paid the appropriate wage rate and fringe benefits on the wage determination for the classification of work actually performed, without regard to skill, except as provided in § 5.5(a)(4). Laborers or mechanics performing work in more than one classification may be compensated at the rate specified for each classification for the time actually worked therein, provided that the employer's payroll records accurately set forth the time spent in each classification in which work is performed. The wage determination (including any additional classification and wage rates conformed under paragraph (a)(1)(ii) of this section) and the Davis-Bacon poster (WH-1321) shall be posted at all times by the Contractor and its subcontractors at the site of the work in a prominent and accessible place where it can be easily seen by the workers.

(ii)
(A) The Contracting Officer shall require that any class of laborers or mechanics, including helpers, which is not listed in the wage determination and which is to be employed under the Contract shall be classified in conformance with the wage determination. The Contracting Officer shall approve an additional classification and wage rate and fringe benefits therefore only when the following criteria have been met:

(1) The work to be performed by the classification requested is not performed by a classification in the wage determination;

(2) The classification is utilized in the area by the construction industry; and

(3) The proposed wage rate, including any bona fide fringe benefits, bears a reasonable relationship to the wage rates contained in the wage determination.

(B) If the Contractor and the laborers and mechanics to be employed in the classification (if known), or their representatives, and the Contracting Officer agree on the classification and wage rate (including the amount designated for fringe benefits where appropriate), a report of the action taken shall be sent by the Contracting Officer to the Administrator of the Wage and Hour Division, U.S. Department of Labor, Washington, DC 20210. The Administrator, or an authorized representative, will approve, modify, or disapprove every additional classification action within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

(C) In the event the Contractor, the laborers or mechanics to be employed in the classification or their representatives, and the Contracting Officer do not agree on the proposed classification and wage rate (including the amount designated for fringe benefits, where appropriate), the Contracting Officer shall refer the questions, including the views of all interested parties and the recommendation of the Contracting Officer, to the Administrator for determination. The Administrator, or an authorized representative, will issue a determination within 30 days of receipt and so advise the Contracting Officer or will notify the Contracting Officer within the 30-day period that additional time is necessary.

(D) The wage rate (including fringe benefits where appropriate) determined pursuant to paragraphs (a)(1)(ii)(B) or (C) of this section, shall be paid to all workers performing work in the classification under this Contract from the first day on which work is performed in the classification.

(iii) Whenever the minimum wage rate prescribed in the Contract for a class of laborers or mechanics includes a fringe benefit which is not expressed as an hourly rate, the Contractor shall either pay the benefit as stated in the wage determination or shall pay another bona fide fringe benefit or an hourly cash equivalent thereof.

(iv) If the Contractor does not make payments to a trustee or other third person, the Contractor may consider as part of the wages of any laborer or mechanic the amount of any costs reasonably anticipated in providing bona fide fringe benefits under a plan or program, provided that the Secretary of Labor has found, upon the written request of the Contractor, that the applicable standards of the Davis-Bacon Act have been met. The Secretary of Labor may require the Contractor to set aside in a separate account assets for the meeting of obligations under the plan or program.

(2) Withholding. The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld from the Contractor under this Contract or any other Federal contract with the same prime contractor, or any other federally-assisted contract subject to Davis-Bacon prevailing wage requirements, which is held by the same prime contractor, so much of the accrued payments or advances as may be considered necessary to pay laborers and mechanics, including apprentices, trainees, and helpers, employed by the Contractor or any subcontractor the full amount of wages required by the Contract. In the event of failure to pay any laborer or mechanic, including any apprentice, trainee, or helper, employed or working on the site of the work (or under the United States Housing Act of 1937 or under the Housing Act of 1949 in the construction or development of the project), all or part of the wages required by the Contract, the Department of Energy, Recipient, or Subrecipient, may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds until such violations have ceased.

(3) Payrolls and basic records.

(i) Payrolls and basic records relating thereto shall be maintained by the Contractor during the course of the work and preserved for a period of three years thereafter for all laborers and mechanics working at the site of the work (or under the United States Housing Act of 1937, or under the Housing Act of 1949, in the construction or development of the project). Such records shall contain the name, address, and social security number of each such worker, his or her correct classification, hourly rates of wages paid (including rates of contributions or costs anticipated for bona fide fringe benefits or cash equivalents thereof of the types described in section 1(b)(2)(B) of the Davis-Bacon Act), daily and weekly number of hours worked, deductions made, and actual wages paid. Whenever the Secretary of Labor has found under 29 CFR 5.5(a)(1)(iv) that the wages of any laborer or mechanic include the amount of any costs reasonably anticipated in providing benefits under a plan or program described in section 1(b)(2)(B) of the Davis-Bacon Act, the Contractor shall maintain records which show that the commitment to provide such benefits is enforceable, that the plan or program is financially responsible, and that the plan or program has been communicated in writing to the laborers or mechanics affected, and records which show the costs anticipated or the actual cost incurred in providing such benefits. Contractors employing apprentices or trainees under approved programs shall maintain written evidence of the registration of apprenticeship programs and certification of trainee programs, the registration of the apprentices and trainees, and the ratios and wage rates prescribed in the applicable programs.

(ii) (A) The Contractor shall submit weekly for each week in which any Contract work is performed a copy of all payrolls to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit the payrolls to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy. The payrolls submitted shall set out accurately and completely all of the information required to be maintained under 29 CFR 5.5(a)(3)(i), except that full social security numbers and home addresses shall not be included on weekly transmittals. Instead, the payrolls shall only need to include an individually identifying number for each employee (e.g., the last four digits of the employee's social security number). The required weekly payroll information may be submitted in any form desired. Optional Form WH-347 is available for this purpose from the Wage and Hour Division Web site at http://www.dol.gov/esa/whd/forms/wh347instr.htm or its successor site. The prime Contractor is responsible for the submission of copies of payrolls by all subcontractors. Contractors and subcontractors shall maintain the full social security number and current address of each covered worker, and shall provide them upon request to the Department of Energy if the agency is a party to the Contract, but if the agency is not such a party, the Contractor will submit them to the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner, as the case may be, for transmission to the Department of Energy, the Contractor, or the Wage and Hour Division of the Department of Labor for purposes of an investigation or audit of compliance with prevailing wage requirements. It is not a violation of this section for a prime contractor to require a subcontractor to provide addresses and social security numbers to the prime contractor for its own records, without weekly submission to the sponsoring government agency (or the Recipient or Subrecipient (as applicable), applicant, sponsor, or owner).

(B) Each payroll submitted shall be accompanied by a “Statement of Compliance,” signed by the Contractor or subcontractor or his or her agent who pays or supervises the payment of the persons employed under the Contract and shall certify the following:

(1) That the payroll for the payroll period contains the information required to be provided under § 5.5 (a)(3)(ii) of Regulations, 29 CFR part 5, the appropriate information is being maintained under § 5.5 (a)(3)(i) of Regulations, 29 CFR part 5, and that such information is correct and complete;

(2) That each laborer or mechanic (including each helper, apprentice, and trainee) employed on the Contract during the payroll period has been paid the full weekly wages earned, without rebate, either directly or indirectly, and that no deductions have been made either directly or indirectly from the full wages earned, other than permissible deductions as set forth in Regulations, 29 CFR part 3;

(3) That each laborer or mechanic has been paid not less than the applicable wage rates and fringe benefits or cash equivalents for the classification of work performed, as specified in the applicable wage determination incorporated into the Contract.

(C) The weekly submission of a properly executed certification set forth on the reverse side of Optional Form WH-347 shall satisfy the requirement for submission of the “Statement of Compliance” required by paragraph (a)(3)(ii)(B) of this section.

(D) The falsification of any of the above certifications may subject the Contractor or subcontractor to civil or criminal prosecution under section 1001 of title 18 and section 3729 of title 31 of the United States Code.

(iii) The Contractor or subcontractor shall make the records required under paragraph (a)(3)(i) of this section available for inspection, copying, or transcription by authorized representatives of the Department of Energy or the Department of Labor, and shall permit such representatives to interview employees during working hours on the job. If the Contractor or subcontractor fails to submit the required records or to make them available, the Federal agency may, after written notice to the Contractor, sponsor, applicant, or owner, take such action as may be necessary to cause the suspension of any further payment, advance, or guarantee of funds. Furthermore, failure to submit the required records upon request or to make such records available may be grounds for debarment action pursuant to 29 CFR 5.12.

(4) Apprentices and trainees-

(i) Apprentices. Apprentices will be permitted to work at less than the predetermined rate for the work they performed when they are employed pursuant to and individually registered in a bona fide apprenticeship program registered with the U.S. Department of Labor, Employment and Training Administration, Office of Apprenticeship Training, Employer and Labor Services, or with a State

Apprenticeship Agency recognized by the Office, or if a person is employed in his or her first 90 days of probationary employment as an apprentice in such an apprenticeship program, who is not individually registered in the program, but who has been certified by the Office of Apprenticeship Training, Employer and Labor Services or a State Apprenticeship Agency (where appropriate) to be eligible for probationary employment as an apprentice. The allowable ratio of apprentices to journeymen on the job site in any craft classification shall not be greater than the ratio permitted to the Contractor as to the entire work force under the registered program. Any worker listed on a payroll at an apprentice wage rate, who is not registered or otherwise employed as stated above, shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any apprentice performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. Where a Contractor is performing construction on a project in a locality other than that in which its program is registered, the ratios and wage rates (expressed in percentages of the journeyman's hourly rate) specified in the Contractor's or subcontractor's registered program shall be observed. Every apprentice must be paid at not less than the rate specified in the registered program for the apprentice's level of progress, expressed as a percentage of the journeymen hourly rate specified in the applicable wage determination. Apprentices shall be paid fringe benefits in accordance with the provisions of the apprenticeship program. If the apprenticeship program does not specify fringe benefits, apprentices must be paid the full amount of fringe benefits listed on the wage determination for the applicable classification. If the Administrator determines that a different practice prevails for the applicable apprentice classification, fringes shall be paid in accordance with that determination. In the event the Office of Apprenticeship Training, Employer and Labor Services, or a State Apprenticeship Agency recognized by the Office, withdraws approval of an apprenticeship program, the Contractor will no longer be permitted to utilize apprentices at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(ii) Trainees. Except as provided in 29 CFR 5.16, trainees will not be permitted to work at less than the predetermined rate for the work performed unless they are employed pursuant to and individually registered in a program which has received prior approval, evidenced by formal certification by the U.S. Department of Labor, Employment and Training Administration. The ratio of trainees to journeymen on the job site shall not be greater than permitted under the plan approved by the Employment and Training Administration. Every trainee must be paid at not less than the rate specified in the approved program for the trainee's level of progress, expressed as a percentage of the journeyman hourly rate specified in the applicable wage determination. Trainees shall be paid fringe benefits in accordance with the provisions of the trainee program. If the trainee program does not mention fringe benefits, trainees shall be paid the full amount of fringe benefits listed on the wage determination unless the Administrator of the

Wage and Hour Division determines that there is an apprenticeship program associated with the corresponding journeyman wage rate on the wage determination which provides for less than full fringe benefits for apprentices. Any employee listed on the payroll at a trainee rate who is not registered and participating in a training plan approved by the Employment and Training Administration shall be paid not less than the applicable wage rate on the wage determination for the classification of work actually performed. In addition, any trainee performing work on the job site in excess of the ratio permitted under the registered program shall be paid not less than the applicable wage rate on the wage determination for the work actually performed. In the event the Employment and Training Administration withdraws approval of a training program, the Contractor will no longer be permitted to utilize trainees at less than the applicable predetermined rate for the work performed until an acceptable program is approved.

(iii) Equal employment opportunity. The utilization of apprentices, trainees, and journeymen under this part shall be in conformity with the equal employment opportunity requirements of Executive Order 11246, as amended and 29 CFR part 30.

(5) Compliance with Copeland Act requirements. The Contractor shall comply with the requirements of 29 CFR part 3, which are incorporated by reference in this Contract.

(6) Contracts and Subcontracts. The Recipient, Subrecipient, the Recipient's, and Subrecipient's contractors and subcontractor shall insert in any Contracts the clauses contained herein in(a)(1) through (10) and such other clauses as the Department of Energy may by appropriate instructions require, and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The Recipient shall be responsible for the compliance by any subcontractor or lower tier subcontractor with all of the paragraphs in this clause.

(7) Contract termination: debarment. A breach of the Contract clauses in 29 CFR 5.5 may be grounds for termination of the Contract, and for debarment as a contractor and a subcontractor as provided in 29 CFR 5.12.

(8) Compliance with Davis-Bacon and Related Act requirements. All rulings and interpretations of the Davis-Bacon and Related Acts contained in 29 CFR parts 1, 3, and 5 are herein incorporated by reference in this Contract.

(9) Disputes concerning labor standards. Disputes arising out of the labor standards provisions of this Contract shall not be subject to the general disputes clause of this Contract. Such disputes shall be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR parts 5, 6, and 7. Disputes within the meaning of this clause include disputes between the Recipient, Subrecipient, the Contractor (or any of its subcontractors), and the contracting agency, the U.S. Department of Labor, or the employees or their representatives.

(10) Certification of eligibility.

(i) By entering into this Contract, the Contractor certifies that neither it (nor he or she) nor any person or firm who has an interest in the Contractor's firm is a person or firm ineligible to be awarded Government contracts by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(ii) No part of this Contract shall be subcontracted to any person or firm ineligible for award of a Government contract by virtue of section 3(a) of the Davis-Bacon Act or 29 CFR 5.12(a)(1).

(iii) The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

(b) Contract Work Hours and Safety Standards Act. As used in this paragraph, the terms laborers and mechanics include watchmen and guards.

(1) Overtime requirements. No Contractor or subcontractor contracting for any part of the Contract work which may require or involve the employment of laborers or mechanics shall require or permit any such laborer or mechanic in any workweek in which he or she is employed on such work to work in excess of forty hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times the basic rate of pay for all hours worked in excess of forty hours in such workweek.

(2) Violation; liability for unpaid wages; liquidated damages. In the event of any violation of the clause set forth in paragraph (b)(1) of this section, the Contractor and any subcontractor responsible therefor shall be liable for the unpaid wages. In addition, such Contractor and subcontractor shall be liable to the United States (in the case of work done under contract for the District of Columbia or a territory, to such District or to such territory), for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic, including watchmen and guards, employed in violation of the clause set forth in paragraph (b)(1) of this section, in the sum of $10 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of forty hours without payment of the overtime wages required by the clause set forth in paragraph (b)(1) of this section.

(3) Withholding for unpaid wages and liquidated damages. The Department of Energy or the Recipient or Subrecipient shall upon its own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by the Contractor or subcontractor under any such contract or any other Federal contract with the same prime Contractor, or any other federally-assisted contract subject to the Contract Work Hours and Safety Standards Act, which is held by the same prime contractor, such sums as may be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for unpaid wages and liquidated damages as provided in the clause set forth in paragraph (b)(2) of this section.

(4) Contracts and Subcontracts. The Recipient, Subrecipient, and Recipient's and Subrecipient's contractor or subcontractor shall insert in any Contracts, the clauses set forth in paragraph (b)(1) through (4) of this section and also a clause requiring the subcontractors to include these clauses in any lower tier subcontracts. The Recipient shall be responsible for compliance by any subcontractor or lower tier subcontractor with the clauses set forth in paragraphs (b)(1) through (4) of this section.

(5) The Contractor or subcontractor shall maintain payrolls and basic payroll records during the course of the work and shall preserve them for a period of three years from the completion of the Contract for all laborers and mechanics, including guards and watchmen, working on the Contract. Such records shall contain the name and address of each such employee, social security number, correct classifications, hourly rates of wages paid, daily and weekly number of hours worked, deductions made, and actual wages paid. The records to be maintained under this paragraph shall be made available by the Contractor or subcontractor for inspection, copying, or transcription by authorized representatives of the Department of Energy and the Department of Labor, and the Contractor or subcontractor will permit such representatives to interview employees during working hours on the job.

(c) Recipient Responsibilities for Davis Bacon Act

(1) On behalf of the Department of Energy (DOE), Recipient shall perform the following functions:

(i) Obtain, maintain, and monitor all Davis Bacon Act (DBA) certified payroll records submitted by the Subrecipients and Contractors at any tier under this Award;

(ii) Review all DBA certified payroll records for compliance with DBA requirements, including applicable DOL wage determinations;

(iii) Notify DOE of any non-compliance with DBA requirements by Subrecipients or Contractors at any tier, including any non-compliances identified as the result of reviews performed pursuant to paragraph (ii) above;

(iv) Address any Subrecipient and any Contractor DBA non-compliance issues; if DBA non-compliance issues cannot be resolved in a timely manner, forward complaints, summary of investigations and all relevant information to DOE;

(v) Provide DOE with detailed information regarding the resolution of any DBA non-compliance issues;

(vi) Perform services in support of DOE investigations of complaints filed regarding noncompliance by Subrecipients and Contractors with DBA requirements;

(vii) Perform audit services as necessary to ensure compliance by Subrecipients and Contractors with DBA requirements and as requested by the Contracting Officer; and

(viii) Provide copies of all records upon request by DOE or DOL in a timely manner.

(d) Rates of Wages

The minimum wages to be paid laborers and mechanics under this award involved in performance of work at the project site, as determined by the Secretary of Labor to be prevailing for the corresponding classes of laborers and mechanics employed on projects of a character similar to the contract work in the pertinent locality, are found at http://www.wdol.gov/, by clicking on “Selecting DBA WDs”. The Wage Determination Number(s) and General Decision Number(s) specific to this award are found below. These wage rates are minimum rates and are not intended to represent the actual wage rates that the Contractor may have to pay.

CONSTRUCTION TYPE	WAGE DETERMINATION NUMBER	GENERAL DECISION NUMBER
Building	CA29, CO7, CA25, KS8	CA100029 03/19/2010 CA29 CO100007 03/12/2010 CO7 CA100025 03/12/2010 CA25 KS100008 03/19/2010 KS8
Highway	n/a	n/a
Residential	n/a	n/a

30.	CONTINGENCY

(a)
Contingency Requirement. A minimum amount of Contingency is required for awards selected under Funding Opportunity Announcement DE-FOA-0000096. “Contingency” is defined in the Appendix as: “a provision in the Project Management Plan to mitigate cost and/or schedule risk.” Contingency funds must be (a) liquid, (b) immediately available, and (c) unrestricted funds dedicated exclusively to the Project for the purpose of mitigating project performance baseline risk. Contingency funds may come from a variety of sources, as approved by the Contracting Officer on a case-by-case basis in accordance with the Appendix to these Special Terms and Conditions (Attachment 5).

(b)
Minimum Amount of Contingency. Initial Contingency funds shall be not less than 25 percent of the Total Project Cost that begins with Budget Period 2, as more specifically described in Section B(2) of the Appendix to these Special Terms and Conditions (Attachment 5).

(c)
Contingency Not Counted Toward Cost Share or DOE Reimbursement. Contingency is in addition to the Total Project Cost and cannot count toward cost share or result in reimbursement by DOE above the share approved in the award.

(d)	Appendix. All of the terms and conditions set forth in this provision shall be further subject to the requirements and clarifications of Attachment 5.

31.	NATIONAL ENVIRONMENTAL POLICY ACT (NEPA) REQUIREMENTS

For this award, DOE has made a final NEPA determination for all activities under this award that are listed in the Statement of Project Objectives (SOPO) formally approved by DOE through incorporation into and attached to the award. You (Recipient) may proceed with the activities as described in the SOPO. This NEPA determination is specific to the project as described in the SOPO formally approved by DOE through incorporation into and attached to the award.

If you later add to or modify the activities in the above-referenced SOPO, you must submit the revised SOPO to the DOE Project Officer. Those additions or modifications are subject to review by the NEPA Compliance Officer and approval by the DOE's Contracting Officer. Recipients are restricted from taking any action using Federal funds, which would have an adverse effect on the environment or limit the choice of reasonable alternatives prior to DOE providing a final NEPA determination. Any new activities or modification of activities is subject to additional NEPA review and is not authorized for federal funding until DOE provides a NEPA determination on those additions or modifications. DOE may require the Recipient to submit additional information to support a revised NEPA determination. Should you move forward with activities that are not authorized for Federal funding by the DOE Contracting Officer in advance of the final NEPA determination, you are doing so at risk of not receiving Federal funding and such costs may not be recognized as allowable cost share.

32.	SUBCONTRACT APPROVALS

a.
At Risk Notice: The Recipient must obtain written approval by the Contracting Officer for reimbursement of costs associated with subcontractors/activities listed in paragraph b. below. No funds shall be expended on the subcontracts supporting the tasks identified in paragraph b. below unless DOE approval is provided. DOE does not guarantee or assume any obligation to reimburse costs incurred by the Recipient or subcontractor for these tasks, until approval is provided in writing by the Contracting Officer.

b.	Contracting Officer approval as set out above is requested for the following:

Activity and Subcontractors     Total Amount ($)
TBD - Product Testing        $20,000
TBD - Analysis            $15,000

The DOE Contracting Officer may require additional information concerning these tasks prior to providing written approval.

c.
Upon written approval by the Contracting Officer, the Recipient may then receive payment for the tasks identified in paragraph b. above for allowable costs incurred, or DOE will recognize costs incurred toward cost share requirements, if any, in accordance with the payment provisions contained in the Special Terms and Conditions of this agreement.

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